EXHIBIT-4.1

                                TRUST INDENTURE


                                    between

                             CITY OF LENEXA, KANSAS

                                       and

                               INTRUST BANK, N.A.
                                   as Trustee
                                 ---------------

                          Dated as of September 1, 1998

                                 ---------------


                                   $20,000,000
                             City of Lenexa, Kansas
                        Taxable Industrial Revenue Bonds
                             (LabOne, Inc. Project)
                                  Series 1998A
                                       and
                                   $5,000,000
                             City of Lenexa, Kansas
                  Taxable Subordinate Industrial Revenue Bonds
                             (LabOne, Inc. Project)
                                  Series 1998B
                                       and
                                   $8,000,000
                             City of Lenexa, Kansas
                  Taxable Subordinate Industrial Revenue Bonds
                             (LabOne, Inc. Project)
                                  Series 1998C

                                 ---------------

                           TRUST INDENTURE

                                                                            Page

Recitals.......................................................................1
Granting Clauses...............................................................2

                              ARTICLE I
      DEFINITIONS, CONSTRUCTION AND CERTAIN GENERAL PROVISIONS

Section 101. Definitions of Words and Terms....................................3
Section 102. General Rules of Interpretation..................................15

                             ARTICLE II
                              THE BONDS

Section 201. Authorized Amount of Bonds.......................................16
Section 202. Limited Nature of Obligations....................................16
Section 203. Form and Denomination of Bonds...................................17
Section 204. Method and Place of Payment of Bonds; Interest Rights
             Preserved........................................................18
Section 205. Execution and Authentication of Bonds............................18
Section 206. Registration, Transfer and Exchange of Bonds.....................19
Section 207. Persons Deemed Owners of Bonds...................................21
Section 208. Issuance and Terms of Bonds......................................22
Section 209. Mutilated, Lost, Stolen or Destroyed Bonds.......................24
Section 210. Cancellation and Destruction of Bonds Upon Payment...............24
Section 211. Authorization of Additional Bonds................................24

                             ARTICLE III
                  REDEMPTION AND PURCHASE OF BONDS

Section 301. Limitation on Redemption.........................................26
Section 302. Redemption of the Bonds..........................................27
Section 303. Selection of Bonds to be Redeemed................................32
Section 304. Notice of Redemption.............................................33
Section 305. Effect of Call for Redemption....................................33
Section 306. Purchase at Bondowner Option.....................................34
Section 307. Purchase on Interest Rate Mode Conversion Date or Substitute
             Letter of Credit Date............................................35
Section 308. Payment of Purchase Price by Tender Agent........................36
Section 309. Sale of Series 1998A Bonds by Remarketing Agent..................37
Section 310. Delivery of Series 1998A Bonds...................................38
Section 311. Delivery of Proceeds of Sales....................................39

                                  ARTICLE IV
       CUSTODY AND APPLICATION OF BOND PROCEEDS; PROJECT FUNDS

Section 401. Creation of Project Funds........................................39
Section 402. Application of Bond Proceeds; Deposit into the Project Funds.....39
Section 403. Disbursements from the Project Funds.............................39

                                    ARTICLE V
                               REVENUES AND FUNDS

Section 501. Creation of the Bond Funds.......................................40
Section 502. Deposits into the Bond Funds.....................................40
Section 503. Application of Moneys in the Bond Funds and Certain
             Other Moneys.....................................................41
Section 504. Letter of Credit.................................................43
Section 505. Payments Due on Days Other Than Business Days....................43
Section 506. Nonpresentment of Bonds..........................................44
Section 507. Payment to the Letter of Credit Provider and the Lessee from the Project Funds and the Bond Funds.............................44


                                   ARTICLE VI
                DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS AND
                               INVESTMENT OF FUNDS

Section 601. Moneys to be Held in Trust.......................................44
Section 602. Investment of Moneys in Funds....................................45


                                   ARTICLE VII
                       PARTICULAR COVENANTS AND PROVISIONS

Section 701. Payment of Principal, Redemption Premium, if any, and
             Interest.........................................................45
Section 702. Authority to Execute Indenture and Issue Bonds...................45
Section 703. Performance of Covenants.........................................45
Section 704. Instruments of Further Assurance.................................45
Section 705. Inspection of Project Books......................................46
Section 706. Enforcement of Rights Under the Lease Agreement..................46

                                  ARTICLE VIII
                              DEFAULT AND REMEDIES
Section 801. Events of Default................................................46
Section 802. Acceleration.....................................................47
Section 803. Surrender of Possession of Trust Estate; Rights and Duties
             of Trustee in Possession.........................................47
Section 804. Appointment of Receivers in Event of Default.....................48
Section 805. Exercise of Remedies by the Trustee..............................48
Section 806. Limitation on Exercise of Remedies by Bondowners.................49
Section 807. Right of Bondowners to Direct Proceedings........................50


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


Section 808. Application of Moneys in Event of Default........................50
Section 809. Remedies Cumulative..............................................52
Section 810. Delay or Omission Not Waiver.....................................52
Section 811. Effect of Discontinuance of Proceedings..........................52
Section 812. Waivers of Events of Default.....................................52
Section 813. Opportunity of Lessee and the Letter of Credit Provider to
             Cure Defaults....................................................53
Section 814. Letter of Credit Provider to Direct Trustee......................53
Section 815. Rights of Letter of Credit Provider..............................53
Section 816. Surrender of Letter of Credit....................................54

                                   ARTICLE IX
                   TRUSTEE, REMARKETING AGENT AND TENDER AGENT

Section 901. Acceptance of the Trusts.........................................54
Section 902. Fees, Charges and Expenses of the Trustee........................58
Section 903. Notice to Bondowners, the Issuer and the Letter of Credit
             Provider if Default Occurs.......................................58
Section 904. Intervention by the Trustee......................................58
Section 905. Successor Trustee Upon Merger, Consolidation or Sale.............58
Section 906. Resignation of Trustee or Paying Agent...........................59
Section 907. Removal of Trustee or Paying Agent...............................59
Section 908. Appointment of Successor Trustee or Paying Agent.................59
Section 909. Vesting of Trusts in Successor Trustee...........................59
Section 910. Right of Trustee to Pay Taxes and Other Charges..................60
Section 911. Trust Estate May Be Vested in Co-trustee.........................60
Section 912. Annual Accounting................................................61
Section 913. Remarketing Agent................................................61
Section 914. Qualifications of Remarketing Agent..............................61
Section 915. Tender Agent.....................................................62
Section 916. Qualifications of Tender Agent...................................62

                                    ARTICLE X
                             SUPPLEMENTAL INDENTURES

Section 1001. Supplemental Indentures Not Requiring Consent of Bondowners.....63
Section 1002. Supplemental Indentures Requiring Consent of Bondowners.........64
Section 1003. Consent of the Letter of Credit Provider and the Lessee to
              Supplemental Indentures.........................................65
Section 1004. Opinion of Bond Counsel.........................................65
Section 1005. Notice of Supplemental Indenture to Remarketing Agent...........65

                                   ARTICLE XI
                  SUPPLEMENTAL LEASE AGREEMENTS AND AMENDMENTS
                             TO THE LETTER OF CREDIT

Section 1101. Supplemental Lease Agreements and Amendments to the Letter
              of Credit Not Requiring Consent of Bondowners...................65
Section 1102. Supplemental Lease Agreements and Amendments to the Letter of
              Credit Requiring Consent of Bondowners..........................65
Section 1103. Consent of the Letter of Credit Provider to Supplemental Lease
              Agreements......................................................66

Section 1104. Opinion of Bond Counsel.........................................66
Section 1105. Notice of Supplemental Lease to Remarketing Agent...............66

                                   ARTICLE XII
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 1201. Satisfaction and Discharge of the Indenture.....................66
Section 1202. Bonds Deemed to be Paid.........................................67

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

Section 1301. Consents and Other Instruments by Bondowners....................68
Section 1302. Limitation of Rights Under the Indenture........................68
Section 1303. Notices.........................................................68
Section 1304. Consent of Subordinate Bondowners Not Applicable................70
Section 1305. Effect of Default of Letter of Credit Provider or Payment
              of Parity Bonds.................................................70
Section 1306. Execution in Counterparts.......................................70
Section 1307. Severability....................................................70
Section 1308. Governing Law...................................................70

Exhibit A-1 - Form of Series 1998A Bonds
Exhibit A-2 - Form of Series 1998B Bonds
Exhibit A-3 - Form of Series 1998C Bonds
Exhibit B - Notice of Interest Rate Adjustment
Exhibit C - Bondowner  Election Notice
Exhibit D - Notice of Interest Rate Mode Conversion
Exhibit E - Notice of Substitute Letter of Credit
Exhibit F - Written Request for Disbursement Form

                                 TRUST INDENTURE


      THIS TRUST INDENTURE, dated as of September 1, 1998 (the "Indenture"), between the CITY OF LENEXA, KANSAS, a municipal corporation organized and existing under the laws of the state of Kansas (the "Issuer"), and INTRUST BANK, N.A., a national banking association duly organized and existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States of America, and having its principal corporate trust office located in Wichita, Kansas (the "Trustee"). All capitalized terms not otherwise defined shall have the meanings set forth in Section 101 hereof.

      RECITALS:

      1. The Issuer is authorized under the provisions of K.S.A. 12-1740 to 12-1749d, inclusive, as amended (the "Act"), to purchase, acquire, construct, improve and equip certain facilities within its jurisdiction for commercial purposes, to enter into leases and lease-purchase agreements with any person, firm or corporation for the facilities, to issue revenue bonds for the purpose of paying the cost of the facilities, and to pledge the income and revenues to be derived from the operation of such facilities to secure the payment of the principal of and interest on such bonds.

      2. At the request of LabOne, Inc., a Delaware corporation (the "Lessee"), the Issuer desires to finance the construction, improvement and equipping of a commercial facility (the "Project"), by acquiring the Project and leasing the Project to the Lessee pursuant to the terms of a Lease Agreement dated as of September 1, 1998 (the "Lease Agreement"), between the Issuer and the Lessee.

      3. The Lease Agreement provides for lease payments by the Lessee which will be sufficient to pay the principal of, redemption premium, if any, purchase price, and the interest on the Series 1998A Bonds, the Series 1998B Bonds and Series 1998C Bonds issued by the Issuer under this Indenture for the purpose of providing funds to finance the Project.

      4. Pursuant to the Act, the Issuer has authorized the issuance of $20,000,000 principal amount of Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A (the "Series 1998A Bonds"), $5,000,000 principal amount of Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998B (the "Series 1998B Bonds"), and $8,000,000 principal amount of Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998C (the "Series 1998C Bonds") under this Indenture (the Series 1998A Bonds, the Series 1998B Bonds, the Series 1998C Bonds and any Additional Bonds as defined herein are referred to collectively as the "Bonds").

      5. The proceeds of the Series 1998A Bonds, the Series 1998B Bonds and the Series 1998C Bonds will be used to finance the cost of the Project in accordance with the Act.

      6. The execution and delivery of this Indenture, and the issuance of the Series 1998A Bonds, the Series 1998B Bonds and the Series 1998C Bonds under the Act have been in all respects duly and validly authorized by an ordinance duly passed and approved by the Issuer.

      7. To support the payment of the principal of and interest on the Series 1998A Bonds and the payment of the purchase price of the Series 1998A Bonds pursuant to Sections 306 and 307, the Lessee will cause the Letter of Credit, issued by the Letter of Credit Provider, to be delivered to the Trustee.

    8. All things necessary to make the Series 1998A Bonds, the Series 1998B Bonds and the Series 1998C Bonds the valid and legally binding obligations of the Issuer, and to constitute this Indenture a valid and legally binding pledge and assignment of the Trust Estate herein made for the security of the payment of the principal of, premium, if any, and interest on the Series 1998A Bonds, the Series 1998B Bonds and the Series 1998C Bonds issued hereunder, including the payment of the purchase price thereof in accordance with Sections 306 and 307, and for the security of the payment of the obligations payable to the Letter of Credit Provider under the Letter of Credit Provider Documents, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Series 1998A Bonds, the Series 1998B Bonds and the Series 1998C Bonds, subject to the terms hereof, have in all respects been duly authorized.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                          GRANTING CLAUSES

      That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, purchase price for, premium, if any, and interest on all of the Bonds issued and Outstanding under this Indenture from time to time according to their tenor and effect, and to secure the performance and observance by the Issuer of all the covenants, agreements and conditions in this Indenture and in the Bonds and to secure the payment of the obligations payable to the Letter of Credit Provider under the Letter of Credit Provider Documents, pledges and assigns to the Trustee, and to its successors in trust, and to them and their assigns forever, the following (the "Trust Estate"):

           (a) All right, title and interest of the Issuer in and to the Project
      together  with  the  tenements,  hereditaments,   appurtenances,   rights,
      privileges and immunities thereunto belonging or appertaining.

           (b) All right, title, interest and privileges of the Issuer in, to and under the Lease Agreement, including, but not limited to, all rents, revenues and receipts derived by the Issuer from the Project, including all lease payments payable by the Lessee pursuant to the Lease Agreement (except the Unassigned Issuer's Rights).

           (c) All moneys and securities, including proceeds, from time to time held by the Trustee under the terms of this Indenture, including all sums drawn on the Letter of Credit, moneys in the Project Funds and any and all other real or personal property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof; provided, however, that sums drawn on the Letter of Credit shall be for payment of the principal of, purchase price for, premium, if any, and interest on only the Parity Bonds).

      TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby pledged and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and assigns forever;

      IN TRUST NEVERTHELESS, upon the terms and subject to the conditions herein set forth, (a) for the equal and proportionate benefit, protection and security of all Owners from time to time of the Parity Bonds issued and Outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Parity Bonds over any other of the Parity Bonds except as expressly provided in or permitted by this Indenture, (b) to the extent provided herein, for the benefit, protection and security of the Letter of Credit Provider in order to secure the obligations owed by the Lessee to the Letter of Credit Provider under the Letter of Credit Provider Documents, and (c) on a subordinate basis for the equal and proportionate benefit, protection and security of all Owners from time to time of the Subordinate Bonds issued and Outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Subordinate Bonds over any other of the Subordinate Bonds except as expressly provided in or permitted by this Indenture;

      PROVIDED, HOWEVER, that if the Issuer pays, or causes to be paid, the principal of, premium, if any, and interest on all the Bonds, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or provides for the payment thereof (as provided in Article XII), and shall pay or cause to be paid to the Trustee all other sums of money due or to become due to it in accordance with the terms and provisions hereof, and if the Lessee has paid in full all amounts owing the Letter of Credit Provider under the Letter of Credit Provider Documents and returns the Letter of Credit to the Letter of Credit Provider for cancellation, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

      THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant with the Trustee for the benefit of the respective Owners from time to time of the Bonds and for the benefit of the Letter of Credit Provider, as follows:


                              ARTICLE I

      DEFINITIONS, CONSTRUCTION AND CERTAIN GENERAL PROVISIONS

      Section 101. Definitions of Words and Terms. In addition to words and terms defined in the Lease Agreement and elsewhere in this Indenture, the following words and terms as used in this Indenture shall have the following meanings, unless some other meaning is plainly intended:

      "Act" means K.S.A. 12-1740 to 12-1749d, inclusive, as amended.

      "Additional Bonds" means any Bonds issued pursuant to Section 211 of this Indenture.

      "Additional Payments" means those payments required to be made by the Lessee pursuant to Section 4.4 of the Lease Agreement.

      "Affiliate" means, with respect to any Person, any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or is treated as a single employer with such first Person under Section 414(b) or (c) of the United States Bankruptcy Code, and the regulations thereunder.

      "Annual Date" means September 1 in each year.

      "Annual Mode" means the Interest Rate Mode designated as such for the Series 1998A Bonds.

      "Authorized Issuer Representative" means the Mayor, President of the City Council or any other person at the time designated to act on behalf of the Issuer by written certificate furnished to the Lessee, the Letter of Credit Provider and the Trustee containing the specimen signature of such person and signed by the Mayor or President of the City Council of the Issuer. Such certificate may designate an alternate or alternates each of whom shall be entitled to perform all duties of the Authorized Issuer Representative.

      "Authorized Lessee Representative" means the President or any Vice President of the Lessee, or such other person at the time designated to act on behalf of the Lessee by written certificate furnished to the Issuer, the Letter of Credit Provider and the Trustee containing the specimen signature of such person and signed by the President or any Vice President of the Lessee. Such certificate may designate an alternate or alternates each of whom shall be entitled to perform all duties of the Authorized Lessee Representative.

      "Authorized Letter of Credit Provider Representative" means the person at the time designated to act on behalf of the Letter of Credit Provider by written certificate furnished to the Issuer, the Lessee and the Trustee containing the specimen signature of such person and signed by a vice president or assistant vice president of the Letter of Credit Provider. Such certificate may designate an alternate or alternates each of whom shall be entitled to perform all duties of the Authorized Letter of Credit Provider Representative.

      "Available Moneys" means (i) proceeds from the sale by the Issuer of the Series 1998A Bonds and proceeds from the resale by the Remarketing Agent of Series 1998A Bonds delivered for purchase pursuant to Section 306 or 307 and not remarketed to the Lessee or the Issuer, in each case that have not been commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, (ii) moneys that have been on deposit with the Trustee and with respect to which at the time of deposit therewith and for a period of at least 124 days thereafter no petition by or against the Lessee or the Issuer under any bankruptcy act or under any similar act which may be hereafter enacted has been filed, unless such petition has been dismissed and such dismissal is final and not subject to appeal, and that have not been commingled with other funds held by the Trustee that do not constitute Available Moneys, and proceeds from the investment thereof, provided, however, before using such moneys, the Trustee shall require and shall have received a
certificate  from  the  Authorized  Lessee   Representative  that  no  Event  of
Bankruptcy shall have occurred as of the date of such certificate and for a period of at least 124 days prior to the date of such certificate, (iii) moneys that have been paid to the Trustee pursuant to the Letter of Credit and that have been held in the Letter of Credit Account and not commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, and (iv) moneys made available to the Trustee pursuant to a new series of bonds or a line of credit or other credit facility in the event the Lessee delivers to the Trustee an opinion of recognized bankruptcy counsel to the effect that payments in respect of the Bonds under such credit facility will not constitute a voidable preference in the event of an Event of Bankruptcy with respect to the Issuer or the Lessee and provided that in the event the Series 1998A Bonds are rated by Moody's or S&P, such agency shall have confirmed that the use of such funds shall not adversely effect any rating then in effect on the Series 1998A Bonds.

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





      "Available Moneys Account" means the account by that name in the Series 1998A Bond Fund created pursuant to Section 501.

      "Bond" or "Bonds" means the Series 1998A Bonds, the Series 1998B Bonds, the Series 1998C Bonds and any Additional Bonds.

      "Bond Counsel" means Logan Riley Carson & Kaup, L.C. (or any successor thereto) or any other attorney or firm of attorneys acceptable to the Issuer, the Letter of Credit Provider and the Trustee of nationally recognized standing in matters pertaining to the tax status of interest on bonds issued by states and their political subdivisions duly admitted to the practice of law before the highest court of any state of the United States of America or the District of Columbia.

      "Bond Funds" means the Series 1998A Bond Fund, the Series 1998B Bond Fund and the Series 1998C Bond Fund.

      "Bond Pledge Agreement" means the Pledge and Security Agreement dated as of September 1, 1998, between the Lessee and the Letter of Credit Provider.

      "Bond  Purchase   Agreement"  means  the  Bond  Purchase  Agreement  dated
September 10, 1998, among the Issuer, the Lessee and the Underwriter.

      "Bond Register" means the register and all accompanying records kept by the Bond Registrar evidencing the registration, transfer and exchange of Bonds.

      "Bond Registrar" means the Trustee, acting as such, or any other corporation acting as agent of the Trustee for such purpose or designated by this Indenture or any Supplemental Indenture as bond registrar hereunder, and their respective successors or assigns.

      "Bondowner" or "Owner" means the person in whose name a Bond is registered in the Bond Register and does not mean any beneficial owner of Bonds whether through the book-entry only system or otherwise.

      "Bondowner Election Notice" has the meaning set forth in Section 306.

      "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) any day on which banking institutions in the city in which the principal corporate trust office of the Trustee or the principal corporate trust office of the Tender Agent or the principal office of the Remarketing Agent or the office of the Letter of Credit Provider at which demands for payment under the Letter of Credit are to be presented, is located, are required or authorized by law to remain closed.

      "Calculation Period" means:

      (A) in the case of the initial Calculation Period for the Series 1998A Bonds, the period from and including the date of the initial issuance and delivery of the Series 1998A Bonds to and including the following Wednesday, except that if the date of the initial issuance and delivery of the Series 1998A Bonds is a Wednesday, the initial Calculation Period shall be only such day, and

      (B) in the case of each subsequent Calculation Period,

           (i) while the Series 1998A Bonds are in the Weekly Mode, each weekly period from and including Thursday of each week to and including the following Wednesday,

           (ii) while the Series 1998A Bonds are in the Monthly Mode, each monthly period from and including the first day of each month to and including the last day of such month,

           (iii)while the Series 1998A Bonds are in the Semiannual Mode, each six-month period from and including a Semiannual Date to and including the day immediately preceding the next Semiannual Date,

           (iv) while the Series 1998A Bonds are in the Annual Mode, each annual period from and including an Annual Date to and including the day immediately preceding the next Annual Date, and

           (v) while the Series 1998A Bonds are in a Multiyear Mode, each multiyear period of a duration equal to the number of years of such Multiyear Mode from and including the Annual Date next following the expiration of the preceding Calculation Period for such Series 1998A Bond to and including the last day immediately preceding the first to occur of the annual anniversary of such Annual Date that corresponds with the number of years of such Multiyear Mode or the stated maturity for such Series 1998A Bond; and

           (C) if the Interest Rate Mode is changed for the Series 1998A Bonds on an Interest Rate Mode Conversion Date, the Calculation Period for the Series 1998A Bonds in effect immediately preceding such Interest Rate Mode Conversion Date shall end with and include the day immediately preceding such Interest Rate Mode Conversion Date, and the immediately following Calculation Period for the Series 1998A Bonds shall be the period from and including the Interest Rate Mode Conversion Date to and including the day immediately preceding the first day on which a new Calculation Period may commence in accordance with this definition (which first day in the case of any Multiyear Mode shall be the Annual Date immediately preceding the annual anniversary of such Interest Rate Mode Conversion Date that corresponds with the number of years of such Multiyear Mode, unless such annual anniversary occurs on an Annual Date, in which case such first day shall be such annual anniversary).

      "Default" means any event or condition which constitutes, or with the giving of any requisite notice or upon the passage of any requisite time period or upon the occurrence of both would constitute, an Event of Default.

      "Determination Date" means the first day of each Calculation Period, or if such day is not a Business Day, then the preceding Business Day.

      "Eligible Guarantor" means any "eligible guarantor institution" as defined by SEC Rule 17Ad-15 (17 CFR 240.17Ad-15).

     "Event of Bankruptcy" means, as to the Lessee or the Issuer any of the following: (a) the commencement by the Lessee or the Issuer of a voluntary case under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws; (b) the filing of a petition with a court having jurisdiction over the Lessee or the Issuer, as applicable, to commence an involuntary case against the Lessee or Issuer, as applicable, under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws that is not dismissed within 60 days; (c) the Lessee or Issuer shall admit in writing its inability to pay its debts generally as they become due; (d) a receiver, trustee or liquidator of the Lessee or Issuer shall be appointed in any proceeding brought against the Lessee or Issuer, as applicable; (e) assignment by the Lessee or Issuer for the benefit of its creditors; or (f) the entry by the Lessee or Issuer into an agreement of composition with its creditors; and as to the Letter of Credit Provider, the date on which the Letter of Credit Provider notifies the Trustee or the date that the Trustee otherwise ascertains that a decree or order of a court or agency or supervisory authority, having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator of any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for winding up or liquidation of its affairs has been entered against the Letter of Credit Provider or the Letter of Credit Provider has consented to the appointment of a conservator or receiver or liquidator in any such proceedings of or relating to the Letter of Credit Provider or relating to all or substantially all of its property.

      "Event of Default" means (a) with respect to the Indenture, any Event of Default as defined in Section 801, (b) with respect to the Lease Agreement, any Event of Default as defined in Section 8.1 of the Lease Agreement, and (c) with respect to the Letter of Credit Provider Documents, any Event of Default thereunder.

      "Government Securities" means direct obligations of the United States, its agencies, or United States government sponsored enterprises, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by the United States of America or its agencies.

      "Indenture" means this Trust Indenture, as from time to time amended and supplemented by Supplemental Indentures. From and after the date of the execution and delivery of this Indenture, this Indenture shall be the only indenture in effect with respect to the Bonds.

      "Interest Payment Date" means, (i) with respect to the Series 1998A Bonds while in the Weekly Mode or the Monthly Mode, the first Business Day of each month and (ii) with respect to the Series 1998A Bonds while in any other Interest Rate Mode and with respect to the Series 1998B Bonds and the Series 1998C Bonds, each Semiannual Date. The initial Interest Payment Date for the Series 1998A Bonds is October 1, 1998, and the initial Interest Payment Date for the Series 1998B Bonds and the Series 1998C Bonds is March 1, 1999.

      "Interest Rate" means (i) with respect to the Series 1998A Bonds, for any Calculation Period for such Series 1998A Bonds the lesser of (A) the Maximum Rate, or (B) the rate of interest as to which notice is given to the Trustee by the Remarketing Agent having due regard for prevailing financial market conditions, on or before the Determination Date for each Calculation Period for the Series 1998A Bonds as the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary to sell the Series 1998A Bonds on the first day of such Calculation Period in a secondary market sale at the principal amount thereof, plus, if such sale would not be on an Interest Payment Date, accrued interest. The Interest Rate for the initial Calculation Period for the Series 1998A Bonds is five and seventy-one hundredths percent (5.71%) per annum. If for any reason the interest rate cannot be so established or is held to be invalid or unenforceable by a court of competent jurisdiction for any Calculation Period, the interest rate applicable to the Calculation Period shall be equal to the lesser of (A) the Maximum Rate or (B) the Interest Rate Index applicable to the Series 1998A Bonds for the Calculation Period; and (ii) with respect to the Series 1998B Bonds and the Series 1998C Bonds, is the rate set forth in Section 208(c) of this Indenture.

      "Interest Rate Index" means the interest rate index equal to 120% of the average of the yield evaluations at par, as computed by the Remarketing Agent, of United States Treasury obligations having the term to maturity closest to the Calculation Period (without regard to any potential Interest Rate Mode Conversion Dates in the Calculation Period); provided that for each Calculation Period for the Weekly Mode or the Monthly Mode such United States Treasury obligations shall have a term to maturity of 13 weeks.

      "Interest Rate Mode" means the interest rate mode from time to time in effect for the Series 1998A Bonds, which may be the Weekly Mode, the Monthly Mode, the Semiannual Mode, the Annual Mode or any Multiyear Mode.

      "Interest Rate Mode Conversion Date" means any date on which the Interest Rate Mode for the Series 1998A Bonds is changed pursuant to paragraph (d) of
Section 208.

      "Investment Contract" means an agreement to deposit all or any portion of the proceeds of the sale of the Bonds with a bank, with the deposits to bear interest at an agreed rate.

      "Investment Securities" means any of the following securities, if and to the extent the same are at the time legal for investment of the funds being invested:

           (i)  Government Securities;

           (ii) unsecured certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation ("FDIC") in one or more of the following institutions: banks, trust companies or savings and loan associations (including without limitation, the Trustee or any bank affiliated with the Trustee) organized under the laws of the United States of America or any state thereof, each bank, trust company or savings and loan association having a reported capital, surplus and undivided profits of at least $25,000,000 and the short term obligations of such entity are rated at least equal to the then current short-term rating on the Parity Bonds by S&P;

           (iii)unsecured and uninsured certificates of deposit in institutions described in clause (ii) above, provided the short term obligations of such institution are rated at least equal to the then current short-term rating on the Parity Bonds by S&P;

           (iv) any Investment  Contract with  institutions  described in clause
      (ii) above, provided the short term obligations of such institutions are rated at least equal to the then current short-term rating on the Parity Bonds by S&P; and

           (v) any share in a money market mutual fund provided such shares are rated AAAm or AAAm-G by S&P.

      "Issuer" means the city of Lenexa, Kansas, and its successors and assigns.

      "Lease Agreement" means the Lease Agreement dated as of September 1, 1998, between the Issuer and the Lessee, as amended.

      "Lease Payment Date" means any Interest Payment Date or any other date on which the principal of the Bonds is due and payable, whether at the scheduled maturity thereof or the acceleration of maturity upon an Event of Default or upon redemption.

      "Lease Payments" means the Lease Payments described in Section 4.3 of the Lease Agreement.

      "Lessee" means LabOne, Inc., a Delaware corporation, and its successors and assigns, and any surviving, resulting or succeeding entity as provided in
Section 2.2(g) of the Lease Agreement.

      "Lessee Bond" means any Bond (exclusive of Pledged Bonds) (i) owned or held and recorded on the Bond Register in the name of the Lessee or the Issuer or by the Trustee or an agent of the Trustee for the account of the Lessee or the Issuer or (ii) with respect to which the Lessee or the Issuer has notified the Trustee, or which the Trustee actually knows, were purchased by another Person for the account of the Lessee or the Issuer or by an Affiliate of the Lessee.

      "Lessee Documents" means, collectively, the Lease Agreement and the Letter of Credit Provider Documents.

      "Letter of Credit" means the irrevocable direct pay Letter of Credit issued by the Letter of Credit Provider pursuant to the Reimbursement Agreement for the account of the Lessee in favor of the Trustee, and any renewal or extension of the Letter of Credit or any Substitute Letter of Credit.

      "Letter of Credit Account" means the account created pursuant to Section 501.

      "Letter of Credit Provider" means Commerce Bank, N.A., Kansas City, Missouri, or the issuer of any Substitute Letter of Credit, and their respective successors and assigns.

      "Letter of Credit Provider Documents" means the Reimbursement Agreement, the Bond Pledge Agreement and any other agreement or instrument whereunder the Lessee has agreed to the payment or performance of obligations to the Letter of Credit Provider in connection with the Letter of Credit.

      "Maximum Rate" means 12% per annum; provided that the Maximum Rate may be increased or decreased to a new Maximum Rate specified in a written request made by the Lessee if the following are delivered to the Trustee at least five days prior to the effective date of such new Maximum Rate:

           (i) such written request, which shall specify the new Maximum Rate and the date on which it is to become effective;

           (ii) a resolution of the Issuer approving the new Maximum Rate and the date on which it shall become effective;

           (iii)an opinion of Bond Counsel to the effect that increasing or decreasing the Maximum Rate to the new Maximum Rate is authorized and permitted under this Indenture and the Act; and

           (iv) a Substitute  Letter of Credit  satisfying the  requirements  of
      Section 4.8 of the Lease Agreement at the new Maximum Rate;

provided further that the Maximum Rate shall not be increased at any time that the Series 1998A Bonds are deemed to be paid pursuant to Article XII if, as a result of such increase, the requirements specified in Article XII for such Series 1998A Bonds would no longer be met; and provided further that the Maximum Rate shall in no event exceed the maximum rate of interest permitted by applicable law.

      "Monthly Mode" means the Interest Rate Mode designated as such for the Series 1998A Bonds in accordance with Section 208.

      "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the state of Delaware, its successors and assigns, and, if such corporation is dissolved or liquidated or no longer performs the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency other than S&P designated by the Lessee by notice to the Trustee and the Letter of Credit Provider.

      "Multiyear Mode" means any Interest Rate Mode designated as such for the Series 1998A Bonds in accordance with Section 208, where the number of years used in determining such Multiyear Mode is an integer greater than one but not greater than the number of Annual Dates remaining to and including the stated maturity of the Series 1998A Bonds.

      "Net Proceeds" means the gross proceeds from the insurance (including title insurance) or condemnation award with respect to which that term is used remaining after the payment of all expenses (including reasonable attorneys' fees and any expenses of the Issuer or the Trustee) incurred in the collection of such gross proceeds.

      "Notice of Interest Rate Adjustment" means the notice of interest rate adjustment sent by the Trustee pursuant to Section 208 of this Indenture as more fully described in Exhibit B.

      "Organizational Documents" means the Certificate of Incorporation and Bylaws of the Lessee pursuant to which the Lessee was organized, as amended.

      "Outstanding" means, when used with reference to Bonds, as of a particular date, all Bonds theretofore authenticated and delivered, except:

           (i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

           (ii) Bonds whose payment has been provided for in accordance with the provisions of Article XII;

           (iii)Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered; and

           (iv) any Undelivered Bonds.

For the purpose of determining whether the Owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Lessee or any affiliate of the Lessee, other than Bonds so owned that are pledged in good faith to a pledgee that is not the Lessee or any affiliate of the Lessee if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds, shall not be deemed Outstanding; provided that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that are recorded in the Bond Register in the name of the Lessee shall not be considered to be Outstanding. For purposes of this definition, the word "affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Lessee, and "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

      "Owner" means "Bondowner."

      "Parity Bonds" means the Series 1998A Bonds and any Additional Bonds issued on a parity with the Series 1998A Bonds pursuant to Section 211 of this Indenture.

      "Participants" shall mean those institutions for whom the Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository, as such listing of Participants exists at the time of such reference.

      "Paying Agent" means the Trustee, acting as such, or any other bank or trust company acting as agent of the Trustee for such purpose or designated by this Indenture or any Supplemental Indenture as a paying agent for the payment of the principal of and redemption premium, if any, and interest on the Bonds, and their respective successors and assigns.

      "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

      "PILOT Agreement" means the Agreement for Payment in Lieu of Taxes dated as of September 1, 1998, between the Issuer and the Lessee, as amended.

      "Pledged Bonds" means all Series 1998A Bonds which are purchased with funds drawn under the Letter of Credit and which are held by the Trustee or the Tender Agent for the benefit of the Letter of Credit Provider pursuant to the terms of this Indenture and the Bond Pledge Agreement, and in which the Letter of Credit Provider has a perfected, first priority security interest.

      "Principal Office" means the principal office of the Tender Agent designated in writing to the Trustee and the Owners pursuant to Section 915. Principal office of the Tender Agent shall mean initially the office of the Tender Agent located at 105 N. Main Street, Corporate Trust Department, Wichita, Kansas 67202.

      "Project" means the Series 1998A and 1998B Project and the Series 1998C Project.

      "Project Costs" means the Series 1998A and 1998B Project Costs and the Series 1998C Project Costs.

    "Project Funds" means the Series 1998A and 1998B Project Fund and the Series 1998C Project Fund.

      "Purchase Date" means the date on which a Series 1998A Bond tendered for purchase pursuant to Section 306 will be purchased as specified in the applicable Bondowner Election Notice, which Purchase Date, while the Series 1998A Bonds are in the Weekly Mode, shall be any Business Day occurring at least seven days after the applicable Bondowner Election Notice is received by the Tender Agent and, while the Series 1998A Bonds are in any other Interest Rate Mode, shall be the first day of any Calculation Period occurring at least 12 days after the applicable Bondowner Election Notice is received by the Tender Agent.

      "Purchaser" means any purchaser of Series 1998A Bonds pursuant to paragraph (e) of Section 302.

      "Rating Agency" means S&P or Moody's.

      "Record Date" means, with respect to any Interest Payment Date while the Series 1998A Bonds are in the Weekly Mode or the Monthly Mode, 4:30 p.m. Kansas City, Missouri time on the Business Day immediately preceding such Interest Payment Date and, with respect to the Series 1998B Bonds and the Series 1998C Bonds and to any Interest Payment Date while the Series 1998A Bonds are in any other Interest Rate Mode, 4:30 p.m. Kansas City, Missouri time on the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date.

      "Reimbursement Agreement" means the Reimbursement Agreement dated as of the date hereof, between the Lessee and the Letter of Credit Provider, as amended, and any reimbursement agreement executed in connection with the delivery of a Substitute Letter of Credit.

      "Remarketing Agent" means George K. Baum & Company, Kansas City, Missouri, or any other remarketing agent appointed as such by the Lessee in accordance with Section 914 and their respective successors and assigns.

      "Remarketing Agreement" means the Remarketing Agreement, dated as of the date hereof, between the Lessee and the Remarketing Agent, as amended.

      "Replacement Bonds" means Bonds issued to the beneficial owners of the Bonds (or nominee thereof) in accordance with Section 206(g).

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the state of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency other than Moody's designated by the Lessee by notice to the Trustee.

      "Securities Depository" means, initially, The Depository Trust Company, New York, New York, and its successors and assigns.

      "Semiannual Date" means March 1 and September 1 in each year.

      "Semiannual Mode" means the Interest Rate Mode designated as such for the Series 1998A Bonds.

      "Series 1998A and 1998B Project Fund" means the Series 1998A and 1998B Project Fund created pursuant to Section 401.

      "Series 1998A and 1998B Project" means the buildings, improvements, fixtures, furnishings, machinery and equipment and related support facilities described in Exhibit A to the Lease Agreement purchased and constructed with the proceeds of the Series 1998A Bonds and the Series 1998B Bonds excluding those furnishings, machinery and equipment described under Series 1998C Project on Exhibit A to the Lease Agreement, and including any additions, modifications, equipment, replacements, repairs, reconstruction, restoration or substitutions made pursuant to Sections 5.1 or 5.6 of the Lease Agreement.

      "Series 1998A and 1998B Project Costs" means all costs of acquiring, construction and equipping the Project, except the Series 1998C Project Costs, and including the following:
:
           (a) the cost of land  acquisition  and any  buildings,  improvements,
      fixtures,  furnishings,   machinery  and  equipment  and  related  support
      facilities located on the Project site at the time of such acquisition and constituting a part of the Project;

           (b) all costs and expenses of every nature incurred in the purchase, renovation, construction and installation of the buildings and improvements constituting a part of the Project and in the purchase and installation of the machinery and equipment;

           (c) the cost of installing all utility facilities on the Project site;

           (d) any and all expenses incurred by the Lessee, including those prior to the sale of the Bonds for preliminary plans, surveys, soil borings and other items necessary to the commencement of construction;

           (e) the cost of any insurance related to the Project prior to the completion date;

            (f) all other costs and expenses necessary or incidental to the purchase, construction and equipping of the Project;

           (g) any costs relating to the issuance of the Letter of Credit, including any counsel fees related thereto; and

           (h) any costs of issuing the Series 1998A Bonds and the Series 1998B Bonds.

      "Series 1998A Bond Fund" means the Series 1998A Bond Fund created pursuant to Section 501.

      "Series 1998A Bonds" means the Issuer's Taxable Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998A, in the original aggregate principal amount of $20,000,000, issued pursuant to this Indenture.

      "Series 1998B Bond Fund" means the Series 1998B Bond Fund created pursuant to Section 501.

      "Series 1998B Bonds" means the Issuer's Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998B, in the original aggregate principal amount of $5,000,000, issued pursuant to this Indenture.

      "Series 1998C Bond Fund" means the Series 1998C Bond Fund created pursuant to Section 501.

      "Series 1998C Bonds" means the Issuer's Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998C, in the original aggregate principal amount of $8,000,000, issued pursuant to this Indenture.

      "Series 1998C Project" means the furnishings, machinery and equipment described under the caption Series 1998C Project on Exhibit A to the Lease
Agreement and purchased with the proceeds of the Series 1998C Bonds and including any additions, modifications, replacements, repairs or substitutions made to the Series 1998C Project pursuant to Sections 5.1 or 5.6 of the Lease Agreement.

      "Series 1998C Project Costs" means all costs of acquiring and installing the Series 1998C Project including the following:

           (a) the cost of any furnishings, machinery and equipment and related support facilities located on the Project site at the time of such acquisition and constituting a part of the Series 1998C Project;

           (b) all costs and expenses of every nature incurred in the purchase and installation of the Series 1998C Project;

           (c) any costs of issuing the Bonds.

      "Series 1998C Project Fund" means the Series 1998C Project Fund created pursuant to Section 401.

      "State" means the state of Kansas.

      "Subordinate Bonds" means the Series 1998B Bonds, the Series 1998C Bonds and any Additional Bonds issued on a subordinate basis to the Series 1998A Bonds pursuant to Section 211 of this Indenture.

      "Substitute Letter of Credit" means any credit and liquidity instrument or other security provided for in accordance with and satisfying the requirements of Section 4.8 of the Lease Agreement other than the initial Letter of Credit. The requirements of Section 4.8 of the Lease Agreement shall be conditions precedent to the acceptance by the Trustee of a substitute Letter of Credit and shall be strictly complied with and enforced by the Trustee as if said requirements were set forth in this Indenture.

      "Substitute Letter of Credit Date" means any date on which a Substitute Letter of Credit becomes effective.

      "Supplemental Indenture" means any amendment or supplement to this Indenture entered into pursuant to Article X.

      "Supplemental Lease Agreement" means any amendment or supplement to the Lease Agreement entered into pursuant to Article XI.

      "Tender Agent" means the Trustee or any other tender agent appointed as such by the Lessee and approved by the Letter of Credit Provider in accordance with Section 916 and their respective successors and assigns.

      "Trust Estate" means the Trust Estate described in the Granting Clauses of this Indenture.

      "Trustee" means INTRUST Bank, N.A., in Wichita, Kansas, and its successor or successors and any other corporation which at the time may be substituted in its place pursuant to and at the time serving as trustee under this Indenture, and their respective successors and assigns.

      "Unassigned Issuer's Rights" means the Issuer's rights to reimbursement and payment of its costs and expenses under Sections 4.4, 8.2, 8.4 and 8.6 of the Lease Agreement, its rights to indemnification under Sections 2.2, 6.1 and
10.9 of the Lease Agreement, its rights to exemption from liability under Sections 10.8 and 10.9 of the Lease Agreement, its rights to receive notices, reports and other statements and its rights to consent to certain matters.

      "Undelivered  Bonds"  means any Series 1998A Bonds  designated  as such in
Section 306 or 307 or paragraph (e) of Section 302.

      "Weekly Mode" means the Interest Rate Mode designated as such for the Series 1998A Bonds.

      "Written Request" means a request in writing signed by an Authorized Lessee Representative, or any other officer designated by the Lessee to sign such Written Requests and approved by an Authorized Letter of Credit Provider Representative in the form of Exhibit F.

      Section 102.   General Rules of Interpretation.

      (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

      (b) Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice versa, and words importing person shall include individuals, corporations, limited liability companies, partnerships, joint ventures, associations, joint-stock companies, trusts, unincorporated organizations and governments and any agency or political subdivision thereof.

      (c) The words "herein," "hereby," "hereunder," "hereof," "hereto," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular article, section, paragraph or subparagraph hereof in which such word is used.

      (d) Reference herein to a particular article or a particular section shall be construed to be a reference to the specified article or section hereof unless the context or use clearly indicates another or different meaning or intent. Reference herein to a particular schedule or exhibit shall be construed to be a reference to the specified schedule or exhibit hereto unless the context or use clearly indicates another or different meaning or intent.

      (e) Wherever an item or items are listed after the word "including," such listing is not intended to be a listing that excludes items not listed.
      (f) The table of contents, captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

      (g) From and after the date of the execution and delivery of this Indenture, this Indenture shall be the only indenture in effect with respect to the Bonds.

                             ARTICLE II

                              THE BONDS

      Section 201. Authorized Amount of Bonds. No Bonds may be issued under this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued is hereby expressly limited to $33,000,000 consisting of $20,000,000 principal amount of Series 1998A Bonds, $5,000,000 principal amount of Series 1998B Bonds and $8,000,000 principal amount of Series 1998C Bonds and the principal amount of any Additional Bonds permitted under the terms of this Indenture.

      Section 202.   Limited Nature of Obligations.

      (a) The Bonds and the interest thereon shall be limited obligations of the Issuer payable exclusively out of the Lease Payments, other payments, revenues and receipts under the Lease Agreement and, in certain circumstances, Bond proceeds and income from the temporary investment thereof and proceeds from insurance and condemnation awards. The principal of and interest on the Series 1998A Bonds are also payable from draws on the Letter of Credit and are secured by a prior pledge and assignment of the Trust Estate to the Trustee in favor of the Owners of the Parity Bonds and the Letter of Credit Provider, as provided in this Indenture. The Series 1998B Bonds and the Series 1998C Bonds are secured by a subordinate pledge and assignment of the Trust Estate to the Trustee in favor of the Owners of the Subordinate Bonds, as provided in this Indenture. The Bonds and the interest thereon shall not constitute general obligations of the Issuer or the State, and neither the Issuer nor the State shall be liable thereon. The Bonds shall not constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction, and are not payable in any manner by taxation.

      (b) No covenant, agreement or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future council member, officer, employee or agent of the Issuer in his or her individual capacity, and neither the council members of the Issuer nor any officer thereof executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No council member, officer, employee or agent of the Issuer shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act, provided such member, officer, employee or agent acts in good faith.

    (c) No agreements or provisions contained in this Indenture nor any agreement, covenant or undertaking by the Issuer contained in any document executed by the Issuer in connection with the Project, or the issuance, sale and delivery of the Bonds shall give rise to any pecuniary liability of the Issuer or a charge against its general credit, or shall obligate the Issuer financially in any way except as may be payable from the Lease Payments by the Lessee under the Lease Agreement and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement herein or in any document executed by the Issuer in connection with the issuance and sale of the Bonds shall subject the Issuer to liability for any claim for damages, costs or other financial or pecuniary charge except to the extent that the same can be paid or recovered from the repayments by the Lessee under the Lease Agreement or proceeds of the Bonds. Nothing in this Indenture precludes a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the Issuer for any failure to comply with any term, condition, covenant or agreement herein, provided that no costs, expenses or other monetary relief will be recoverable from the Issuer except as may be payable from the repayments by the Lessee under the Lease Agreement or from the proceeds of the Bonds.

      (d) No recourse shall be had for the payment of the principal of or premium or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in this Indenture against any past, present or future officer, council member, employee or agent of the Issuer, or of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, council members, employees or agents, as such, is hereby expressly waived and released as a condition of, and consideration for, the execution of this Indenture and the issuance of such Bonds.

      (e) Anything in this Indenture to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (i) the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice, or other instrument furnished to the Issuer by the Trustee or the Lessee as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (ii) the Issuer shall not be under any obligation hereunder to perform any record keeping or to provide any legal services; and (iii) none of the provisions of this Indenture shall require the Issuer to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers under this Indenture, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses, and liability which may be incurred.

      Section 203.   Form and Denomination of Bonds.

      (a) The Bonds shall be issuable as fully registered Bonds without coupons transferable to subsequent owners only in the Bond Register as hereinafter provided. Each series of Bonds shall be numbered from 1 upward in order of issuance.

      (b) The Bonds  shall be in the  following  denominations:  (i) the  Series
1998A Bonds, while in the Weekly Mode or the Monthly Mode, shall be in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof, except that minimum denominations may be less than $100,000 as a result of partial mandatory redemptions; (ii) the Series 1998A Bonds, while in any other Interest Rate Mode, shall be in the denomination of $5,000 or any integral multiple thereof; and (iii) the Series 1998B Bonds and the Series 1998C Bonds shall be in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof.

      (c) The Bonds and the Certificate of Authentication to be endorsed thereon shall be in substantially the forms set forth in Exhibit A. The Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any custom, usage or requirement of law with respect thereto.

    Section 204.   Method  and Place of  Payment  of Bonds;  Interest  Rights
Preserved.

      (a) The Trustee is hereby designated as the Issuer's Paying Agent for the payment of the principal of, redemption premium, if any, and interest on the Bonds.

      (b) The principal of, purchase price for, redemption premium, if any, and interest on the Bonds shall be payable in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts.

      (c) Payment of the purchase price, principal of, and redemption premium, if any, on each Bond shall be made by check or draft of the Paying Agent upon the presentation and surrender thereof at maturity, purchase or upon redemption at the principal corporate trust office of the Paying Agent. Payment of the interest on each Bond shall be made by the Paying Agent on each Interest Payment Date to the Owner thereof at the close of business on the Record Date next preceding said Interest Payment Date by check or draft mailed to such Owner at such Owner's address as it appears in the Bond Register or in such other manner as such Owner and the Paying Agent may determine or by electronic transfer of immediately available funds to any Owner thereof who owns at least $500,000 principal amount of the Bonds at such wire transfer address as such Owner shall specify. Such Owner shall provide written notice to the Paying Agent not less than 10 days prior to the Record Date for which any such payment is due requesting such electronic transfer. Any such written notice shall be signed by such Owner and shall include the name of the bank (which shall be in the continental United States), its address, ABA routing number and account number to which such Registered Owner wishes to have such transfer directed.

      (d) Notwithstanding any of the foregoing, any interest on any Bond which is payable but is not punctually paid or duly provided for on any Interest Payment Date shall be paid to the person in whose name such Bond is registered as provided in Article VIII.

      (e) Subject to the foregoing provisions of this Section and the provisions of Section 308 (relating to any portion of the purchase price of an Undelivered Bond representing accrued interest), each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

      (f) The Issuer or the Trustee may impose a charge against an Owner for the reimbursement of any governmental charge required to be paid in the event that such Owner fails to provide a correct taxpayer identification number to the Trustee. Such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder or under the Bonds.

      Section 205.   Execution and Authentication of Bonds.

      (a) The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of its Mayor and the Issuer's seal shall be affixed thereto or printed thereon and attested by the manual or facsimile signature of its City Clerk. In case any officer whose signature or facsimile thereof appears on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained in office until delivery. Any Bond may be executed by such persons as shall be the proper officers to execute such Bond at the actual time of the execution of such Bond although at the date of such Bond such persons may not have been such officers.
    (b) Each Bond shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in Exhibit A, which shall be manually executed by the Bond Registrar. No Bond shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Bond Registrar. The executed Certificate of Authentication on any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized officer or employee of the Bond Registrar, but it shall not be necessary that the same officer or employee sign the Certificate of Authentication on all of the Bonds that may be issued hereunder at any one time.

      Section 206.   Registration, Transfer and Exchange of Bonds.

      (a) The Trustee is hereby appointed Bond Registrar for the purpose of registering, authenticating, transferring and exchanging Bonds and as such shall keep the Bond Register as provided in this Indenture. All of the Bonds and all transfers and all exchanges thereof shall be fully registered as to principal and interest in the Bond Register.

      (b) Bonds other than Undelivered Bonds may be transferred in the Bond Register only upon surrender thereof to the Bond Registrar duly endorsed for transfer or accompanied by a written instrument of transfer duly executed by the Owner thereof or such Owner's attorney or legal representative in such form as shall be satisfactory to the Bond Registrar. Undelivered Bonds may be transferred in the Bond Register upon being deemed to have been purchased pursuant to Section 306 or 307 or paragraph (e) of Section 302. Upon any such transfer and subject to Section 206(i), the Issuer shall execute and the Bond Registrar shall authenticate and deliver in exchange for such Bond a new Bond or Bonds of the same series, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of the surrendered Bond, of the same maturity and bearing interest at the same rate.

      (c) Subject to Section 206(i), Bonds, upon surrender thereof at the principal corporate trust office of the Bond Registrar, together with a written instrument of transfer duly executed by the Owner thereof or such Owner's attorney or legal representative in such form as shall be satisfactory to the Bond Registrar, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Bonds of the same series and maturity, of any denomination or denominations authorized by this Indenture, and bearing interest at the same rate.

      (d) In all cases in which Bonds are exchanged or transferred hereunder, the Issuer shall execute and the Bond Registrar shall authenticate and deliver at the earliest practicable time Bonds in accordance with this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be canceled by the Bond Registrar. No service charge shall be made to any Bondowner for registration, transfer or exchange of Bonds, but the Issuer or the Bond Registrar may make a charge for every such exchange or transfer of Bonds sufficient to reimburse it for any tax or other governmental charge required to be paid with respect to such exchange or transfer, and such charge shall be paid before any such transfer or exchange shall be completed.

      (e) Neither the Issuer nor the Bond Registrar shall be required (i) to issue, transfer or exchange any Bond during a period beginning at the opening of business 15 days preceding the date of mailing a notice of redemption for Bonds selected for redemption under Section 303 and ending at the close of business on the day of such mailing or (ii) to transfer or exchange any Bonds selected for redemption in whole or in part; provided, however, that this Section shall not apply to, nor in any way impair, the Owners' ability to exercise their rights pursuant to Section 306.

      (f) The Series 1998A Bonds shall initially be registered to Cede & Co., the nominee for the Securities Depository, and no beneficial owner will receive certificates representing their respective interests in the Series 1998A Bonds, except in the event the Trustee issues Replacement Bonds as provided in paragraph (g) hereof. So long as the Series 1998A Bonds are registered in the name (including any nominee name) of the Securities Depository, all references herein to the Owner, Bondowner, bondholder, owner or registered owner shall refer only to the Securities Depository and not to any beneficial owner or Participant. It is anticipated that during the term of the Series 1998A Bonds, the Securities Depository will make book-entry transfers among its Participants and receive and transmit payment of principal of, premium, if any, and interest on, the Series 1998A Bonds to the Participants until and unless the Trustee authenticates and delivers Replacement Bonds to the beneficial owners as described in paragraph (g).

      (g)  If:

           (1) the Issuer or the Trustee determines (A) that the Securities Depository is unable to properly discharge its responsibilities, or (B) that the Securities Depository is no longer qualified to act as a securities depository and registered clearing agency under the Securities and Exchange Act of 1934, as amended, or (C) that the continuation of a book-entry system to the exclusion of any Series 1998A Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Series 1998A Bonds, or

           (2) the Trustee receives written notice from Participants having interests in not less than 50% of the Outstanding principal amount of the Series 1998A Bonds, as shown on the records of the Securities Depository (and certified to such effect by the Securities Depository), that the continuation of a book-entry system to the exclusion of any Series 1998A Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Series 1998A Bonds, then the Trustee shall notify the Owners by first class mail to the names and addresses provided by the Securities Depository of such determination or such notice and of the availability of certificates to Owners requesting the same, and the Trustee shall register in the name of and authenticate and deliver Replacement Bonds to the beneficial owners or their nominees in principal amounts and maturity amounts representing the interest of each, making such adjustments as it may find necessary or appropriate as to accrued interest and previous calls for redemption; provided, that in the case of a determination under (1)(A) or (1)(B) in this Section 206(g), the Issuer, with the consent of the Trustee and the Lessee, may select a successor securities depository in accordance with paragraph (h) of this Section to effect book-entry transfers. In such event, all references to the Securities Depository herein shall relate to the period of time when the Securities Depository is the Owner of at least one Series 1998A Bond. Upon the issuance of Replacement Bonds, all references herein to obligations imposed upon or to be performed by the Securities Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable and reasonably possible with respect to such Replacement Bonds. If the Securities Depository is replaced in accordance with paragraph (h) of this Section, then the Trustee shall authenticate and cause delivery of Replacement Bonds to Owners, as provided herein. The Trustee may rely on information from the Securities Depository and its Participants as to the names of the beneficial owners of the Series 1998A Bonds. The reasonable cost of printing Replacement Bonds and expenses of the Trustee shall be paid for by the Lessee as an Additional Payment.

      (h) In the event the Securities Depository resigns or is no longer qualified to act as a securities depository and registered clearing agency under the Securities and Exchange Act of 1934, as amended, the Issuer or the Trustee, with the consent of the Lessee, may appoint a successor Securities Depository provided the Trustee receives written evidence satisfactory to the Trustee with respect to the ability of the successor Securities Depository to discharge its responsibilities. Any such successor Securities Depository shall be a securities depository which is a registered clearing agency under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation that operates a securities depository upon reasonable and customary terms. The Trustee upon its receipt of a Series 1998A Bond or Bonds for cancellation shall cause the delivery of Series 1998A Bonds to the successor Securities Depository in appropriate denominations and form as provided herein.

      (i) The Series 1998B Bonds and the Series 1998C Bonds may only be held by or transferred (1) to the Issuer or the Lessee, (2) pursuant to a registration statement which has been declared effective under the Securities Act of 1933 (the "1933 Act"), or (3) to institutional "accredited investors" as defined in Rule 501(a) under the 1933 Act, or "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the 1933 Act. By its acceptance of a Series 1998B Bond or a Series 1998C Bond, each purchaser (other than the Issuer or the Lessee) of such Bond will be deemed to (A) have represented that it is (i) an institutional accredited investor or a fiduciary or agent (other that a United States bank or savings and loan association) that is acting on behalf of an institutional accredited investor and that such Bond is being acquired for investment and not with a view to distribution, or (ii) a QIB acting on behalf of itself or another QIB (and, if it is a QIB, acknowledges that it is aware that the seller may rely on an exemption from the provisions of Section 5 of the 1933 Act pursuant to Rule 144A), and (B) agreed that any resale of the such Bond will be made only in a transaction exempt from registration under the 1933 Act and only to an institutional accredited investor or to a QIB in a transaction made pursuant to Rule 144A under the 1933 Act, to the Issuer or the Lessee or pursuant to an effective registration statement filed under the 1933 Act or pursuant to another available exemption from the registration requirements under the 1933 Act. Each Series 1998B Bond and each Series 1998C Bond will bear a legend containing substantially the information set forth in this paragraph. In addition to the requirements set forth in this paragraph, while the Series 1998A Bonds are Outstanding, the Series 1998B Bonds and the Series 1998C Bonds may only be transferred with the written consent of the Letter of Credit Provider.

      The Trustee and the Lessee shall have the right prior to any offer, sale or transfer of the Series 1998B Bonds and the Series 1998C Bonds other than to the Issuer or the Lessee, to require the delivery of an opinion of counsel, certifications or other information satisfactory to each of them with respect to such offer, sale or transfer.

    Section 207. Persons Deemed Owners of Bonds. The person in whose name any Bond is registered on the Bond Register shall be deemed and regarded by the Issuer, the Trustee, the Bond Registrar, the Paying Agent, the Lessee and the Letter of Credit Provider as the absolute owner thereof, whether such Bond is overdue or not, for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Issuer, the Trustee, the Bond Registrar, the Paying Agent, the Lessee nor the Letter of Credit Provider shall be affected by notice to the contrary. Payment of or on account of the principal of, redemption premium, if any, and interest on any Bond shall be made only to or upon the written order of the Owner thereof or his legal representative. All such payments shall be valid and effective to satisfy and discharge the liability upon such Bond, including the redemption premium, if any, and interest thereon, to the extent of the sum or sums so paid.

      Section 208.   Issuance and Terms of Bonds.

      (a) There shall be issued and secured by this Indenture three series of bonds in the aggregate principal amount of $33,000,000 for the purpose of providing funds to finance the Project Costs. One series of bonds in the aggregate principal amount of $20,000,000 shall be designated "Taxable Industrial

Revenue Bonds (LabOne, Inc. Project), Series 1998A." The second series of bonds in the aggregate principal amount of $5,000,000 shall be designated "Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998B." The third series of bonds in the aggregate principal amount of $8,000,000 shall be designated "Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project), Series 1998C." The Bonds shall be dated the date of the initial issuance and delivery thereof by the Issuer and shall mature on September 1, 2009 (subject to prior redemption as provided in Article III).

      (b) The Bonds shall bear interest from their date or from the most recent Interest Payment Date to which interest has been paid in full. Interest on the Bonds shall be payable on each Interest Payment Date. Interest on the Series 1998A Bonds while they are in the Weekly Mode or the Monthly Mode shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and interest on the Series 1998A Bonds while they are in any other Interest Rate Mode and interest on the Series 1998B Bonds and the Series 1998C Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

      (c) The Series 1998A Bonds shall bear interest at the Interest Rate applicable to the Calculation Period at the time in effect for the Series 1998A Bonds. Not more than 30 nor less than 20 days prior to each Determination Date for the Series 1998A Bonds that immediately precedes a Calculation Period during which the Series 1998A Bonds are to be in the Semiannual Mode, the Annual Mode or any Multiyear Mode, the Trustee shall send to each Owner of Series 1998A Bonds a Notice of Interest Rate Adjustment substantially in the form attached as Exhibit B, with such changes therein as the Trustee may in its discretion approve. Such Notice of Interest Rate Adjustment shall state a rate of interest as determined by the Remarketing Agent that the Series 1998A Bonds would bear if the date of the notice was a Determination Date. Promptly after each Determination Date for the Series 1998A Bonds, the Trustee shall send a written notice to each Owner of Series 1998A Bonds stating the Interest Rate for the Series 1998A Bonds, which may be less than, equal to or greater than the rate stated in the Notice of Interest Rate Adjustment. In the event sufficient funds are not deposited with the Tender Agent to pay the purchase price of any Series 1998A Bond tendered for purchase or deemed to be purchased pursuant to Section 306 or 307 on any Purchase Date or Interest Rate Mode Conversion Date, such Series 1998A Bonds shall bear interest at the Interest Rate in effect on the first day of the most recent Calculation Period immediately preceding such Purchase Date or Interest Rate Mode Conversion Date. The Series 1998B Bonds shall bear interest at the rate of 7.125%, and the Series 1998C Bonds shall bear interest at the rate of 7.125%.

    (d) The initial Interest Rate Mode for the Series 1998A Bonds shall be the Weekly Mode. The Interest Rate Mode for the Series 1998A Bonds may be converted from time to time at the option of the Lessee, with the prior written consent of the Letter of Credit Provider, exercised as provided in this paragraph, to another Interest Rate Mode on such date (an "Interest Rate Mode Conversion Date") as the Lessee shall select, which date must be an Interest Payment Date on which the Series 1998A Bonds are subject to redemption pursuant to paragraph
(a) of Section 302 at a redemption price equal to the principal amount thereof, plus accrued interest, without premium; provided that no such conversion shall occur unless (i) the Trustee shall have received, with the written notice from the Lessee described below, an opinion of Bond Counsel stating that such conversion is authorized and permitted by this Indenture and the Act, (ii) the Trustee shall have received a like opinion of Bond Counsel on the Interest Rate Mode Conversion Date, and (iii) the Letter of Credit Provider shall have fully honored any conforming draw on the Letter of Credit made in connection with the related Interest Rate Mode Conversion Date pursuant to Section 504. The Lessee may exercise such option at any time by giving written notice not more than 60 nor less than 45 days prior to the Interest Rate Mode Conversion Date to the Issuer, the Trustee, the

Remarketing Agent and the Letter of Credit Provider stating its election to convert the Interest Rate Mode for the Series 1998A Bonds to another Interest Rate Mode, which notice shall specify the new Interest Rate Mode and the Interest Rate Mode Conversion Date. Upon any exercise of such option by the Lessee, the Trustee shall send, at least 35 days prior to the Interest Rate Mode Conversion Date, a Notice of Interest Rate Mode Conversion in substantially the form attached hereto as Exhibit D to each Owner of Series 1998A Bonds, and, in the event of a conversion to a Weekly Mode or a Monthly Mode from any other Interest Rate Mode, a Bondowner Election Notice in substantially the form attached hereto as Exhibit C.

      (e) Prior to or simultaneously with the issuance of the Bonds and concurrently with the delivery of the Letter of Credit, the following items shall be filed with the Trustee:

           (i) An original executed copy or a copy, certified by the City Clerk of the Issuer, of the ordinance passed by the governing body of the Issuer authorizing the execution and delivery of the Bonds, this Indenture and the Lease Agreement;

           (ii) An original executed counterpart of this Indenture;

           (iii)An original executed counterpart of the Lease Agreement;

           (iv) An original executed counterpart of the Remarketing Agreement;

           (v)  The executed Letter of Credit;

           (vi) An opinion of Bond Counsel to the effect that the Bonds have been validly issued and are binding obligations of the Issuer, and the interest thereon is exempt from Kansas income taxation;

           (vii)An opinion of Bond Counsel to the effect that the Bonds are exempt from registration under the Securities Act of 1933, as amended, and this Indenture is exempt from qualification under the Trust Indenture Act of 1939, as amended; and

           (viii) Such other certificates, statements, receipts, opinions and documents as the Trustee shall reasonably require for the delivery of the Bonds.

      (f) When the documents mentioned in paragraph (e) of this Section have been filed with the Trustee, and when the Bonds have been executed, authenticated and registered as required by this Indenture, the Trustee shall deliver the Bonds to or upon the order of the Underwriter upon payment to the Trustee of the purchase price of the Bonds for deposit and application as provided in Article IV.

    Section 209. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Issuer shall execute and the Bond Registrar shall authenticate and deliver a new Bond of like date and tenor as the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Bond Registrar, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer, the Bond Registrar and the Letter of Credit Provider evidence of such loss, theft or destruction satisfactory to the Issuer, the Bond Registrar and the Letter of Credit Provider, together with indemnity satisfactory to them to save each of them harmless. If any such Bond has matured or been called for redemption, instead of issuing a new Bond the Issuer may pay or authorize the payment of the same without surrender thereof. Upon the issuance of any new Bond, the Issuer and the Bond Registrar may require the payment of an amount sufficient to reimburse the Issuer and the Bond Registrar for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, stolen or destroyed Bonds.

      Section 210. Cancellation and Destruction of Bonds Upon Payment. All Bonds that have been paid, surrendered for transfer or exchange or otherwise surrendered to the Bond Registrar for cancellation under this Indenture, either at or before maturity, shall be canceled by the Bond Registrar. All Bonds canceled under any of the provisions of this Indenture shall be destroyed by the Bond Registrar. The Bond Registrar shall execute a certificate in quadruplicate describing the Bonds so canceled and shall file executed counterparts of such certificate with the Issuer, the Lessee and the Letter of Credit Provider.

      Section 211.   Authorization of Additional Bonds.

           (a) Additional Bonds may be issued under this Indenture at any time and from time to time, upon compliance with the conditions provided in this Section, for any of the following purposes:

           (1) To provide funds to pay all or any part of the costs of repairing, replacing or restoring the Project in the event of its damage, destruction or condemnation.

           (2) To provide funds to pay all or any part of the costs of acquisition, construction or installation of such additional land or improvements as the Lessee may deem necessary or desirable and as will not impair the nature of the Project as a "facility" within the meaning and purposes of the Act.

           (3) To provide funds for refunding all or any part of the Bonds of any series then Outstanding, including the payment of any premium and interest to accrue to the designated redemption date and any expenses in connection with such refunding.

         (b) Before any Additional Bonds shall be issued under the provisions of this Section, the Lessee shall request the issuance of such Additional Bonds and the Letter of Credit Provider shall provide written consent to the issuance of such Additional Bonds, and the Issuer's governing body shall enact an ordinance (i) authorizing the issuance of such Additional Bonds, fixing the amount and terms thereof and describing the purpose or purposes for which such Additional Bonds are being issued or describing the Bonds to be refunded, (ii) authorizing the Issuer to enter into a Supplemental Indenture for the purpose of providing for the issuance of and securing such Additional Bonds and, if required, (iii) authorizing the Issuer to enter into a supplemental lease with the Lessee to provide for rental payments at least sufficient to pay the principal of, premium, if any, and interest on the Bonds then to be Outstanding (including the Additional Bonds to be issued) as the same become due, for the acquisition, purchase, construction or installation of additional improvements to the Project, for the inclusion of any such addition, expansion or modification as a part of the Project, and for such other matters as are appropriate because of the issuance of the Additional Bonds proposed to be issued which, in the judgment of the Issuer, is not to the prejudice of the Issuer or the Bondowners previously issued.

           (c) Such Additional Bonds shall bear such series designation, shall be dated, shall be stated to mature, shall bear interest at such rate or rates not exceeding the maximum rate then permitted by law, shall be Parity Bonds or Subordinate Bonds, and shall be redeemable at such times and prices (subject to the provisions of Article III of this Indenture), all as may be provided by the Supplemental Indenture authorizing the issuance of such Additional Bonds. If such Additional Bonds are Parity Bonds, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Series 1998A Bonds and any other Parity Bonds Outstanding at the time of the issuance of such Additional Bonds (except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemption). If such Additional Bonds are Subordinate Bonds, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Series 1998B Bonds, the Series 1998C Bonds and any other Subordinate Bonds Outstanding at the time of the issuance of such Additional Bonds (except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemption).

           (d) Such Additional Bonds shall be substantially in the form described in and executed in the manner set forth in this Article of this Indenture and certificates representing such Bonds shall be deposited with the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of such Bond certificates by the Trustee, there shall be filed with the Trustee the following:

           (i) An original executed copy or a copy, certified by the City Clerk of the Issuer, of the ordinance passed by the governing body of the Issuer authorizing the execution and delivery of the Additional Bonds, the Supplemental Indenture and the appropriate amendments or supplements to the Lease Agreement;

           (ii) An original executed counterpart of the Supplemental Indenture;

           (iii)An original executed counterpart of the appropriate amendments or supplements to the Lease Agreement;

           (iv)  If  Parity  Bonds,  an  original  executed   counterpart  of  a
      remarketing agreement or an original executed counterpart of an executed amendment or supplement to the Remarketing Agreement;

           (v) If Parity Bonds, an executed letter of credit or an executed amendment or supplement to the Letter of Credit that complies with the requirements of Section 4.8 of the Lease Agreement;

           (vi) The written consent of the Letter of Credit Provider;

         (vii)An opinion of Bond Counsel to the effect that the Additional Bonds have been validly issued and are binding obligations of the Issuer, are authorized under the terms of this Indenture and the interest thereon is exempt from Kansas income taxation;

           (viii) An opinion of Bond Counsel to the effect that the Additional Bonds are exempt from registration under the Securities Act of 1933, as amended, and this Indenture is exempt from qualification under the Trust Indenture Act of 1939, as amended; and

           (ix) In the event that any series of the Bonds are rated by a Rating Agency, such Rating Agency shall have confirmed that the issuance of the Additional Bonds shall not adversely effect any rating then in effect on such Bonds.

           (x) Such other certificates, statements, receipts, opinions and documents as the Trustee shall reasonably require for the delivery of the Additional Bonds.

           (xi) In the case of Additional Bonds being issued to refund Outstanding Bonds, such additional documents as shall be reasonably required by the Trustee to establish that provision has been made for the payment of all of the Bonds to be refunded in accordance with the provisions of Article XII of this Indenture.

           (e) When the documents mentioned in subsection (d) of this Section shall have been filed with the Trustee, and when such Additional Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver such Additional Bonds to or upon the order of the purchasers thereof, but only upon payment to the Trustee of the purchase price of such Additional Bonds.

                             ARTICLE III

                  REDEMPTION AND PURCHASE OF BONDS

      Section 301. Limitation on Redemption. The Bonds shall be subject to redemption only as provided in this Article. Bonds may not be redeemed during the period after a Record Date and prior to the related Interest Payment Date and, to the extent that Bonds would otherwise be redeemed during such period, they shall be redeemed on such Interest Payment Date; provided, however, that Bonds to be redeemed pursuant to the provisions of Section 302(d) shall be redeemed at the earliest practicable date but in no event later than seven calendar days following the event causing such redemption. In the event of any redemption of Bonds pursuant to Section 302 on any date other than an Interest Payment Date, accrued interest on said Bonds to the redemption date shall be paid along with the applicable redemption price described in Section 302. In the event of any redemption of Bonds on an Interest Payment Date, such accrued interest shall be paid as provided in Section 204.

    Section 302.   Redemption of the Bonds.

      (a)  Optional Redemption.

           (i) The Series 1998A Bonds while in the Weekly Mode or Monthly Mode are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, with the prior written consent of the Letter of Credit Provider, unless the Lessee has deposited with the Trustee at least 30 days prior to the date set for redemption sufficient Available Moneys to effect such redemption, in which case the consent of the Letter of Credit Provider shall not be required, in whole or in part on any Business Day, at the principal amount thereof, plus accrued interest, if any, to the redemption date, without premium.

           (ii) The Series 1998A Bonds while in the Semiannual Mode or the Annual Mode are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, with the prior written consent of the Letter of Credit Provider (unless the Lessee has deposited with the Trustee sufficient Available Moneys to effect such redemption in which case the consent of the Letter of Credit Provider shall not be required), in whole or in part on the first day of any Calculation Period at the principal amount thereof, without premium.

           (iii)The Series 1998A Bonds while in a Multiyear Mode will not be subject to redemption by the Issuer at the option of and upon written instructions from the Lessee.

           (iv) The Series 1998B Bonds and the Series 1998C Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, in whole or in part at any time at the principal amount thereof, without premium. In addition, while any Series 1998A Bonds are Outstanding, the Series 1998B Bonds and the Series 1998C Bonds shall not be redeemed pursuant to this paragraph without the prior written consent of the Letter of Credit Provider.

           (v) Any provision herein to the contrary notwithstanding, no Series 1998A Bond may be redeemed pursuant to this paragraph (a) unless sufficient Available Moneys in an amount equal to any redemption premium are available and have been irrevocably deposited with the Trustee prior to the mailing of any notice in accordance with Section 304.

      (b) Redemption in Event of Condemnation, Deficiency of Title, Fire or Other Casualty, or Change in Law or Circumstances. The Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee with the prior written consent of the Letter of Credit Provider as provided in Section 5.6 of the Lease Agreement, (i) in whole or in part, at the principal amount thereof, without premium, at any time upon the occurrence of a "condemnation," "loss of title" or "casualty loss" as provided in Section 5.6 of the Lease Agreement to the extent of funds provided therefor as set forth in
Section 5.6 of the Lease Agreement, or (ii) in whole, at the principal amount thereof, without premium, at any time in the event that, due to "condemnation," "loss of title," "casualty loss," as provided in Section 5.6 of the Lease Agreement or as a result of changes in any state or federal law, or an act of a federal agency, or by reason of any action instituted in any court, the Lease Agreement shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed on the Lessee or the Issuer.

    (c) Redemption Upon Expiration of Letter of Credit. The Series 1998A Bonds are subject to mandatory redemption by the Issuer in whole (except to the extent purchased in lieu of redemption as provided in paragraph (e) of this Section
302) on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit at the principal amount thereof, without premium, if the Lessee fails to provide a Substitute Letter of Credit in accordance with the provisions of Section 4.8 of the Lease Agreement to the Trustee or obtain a renewal or amendment which extends the term of the Letter of Credit on or before the 46th day prior to the Interest Payment Date which precedes such expiration date.

      (d) Redemption Upon a Default Under the Letter of Credit Provider Documents. The Series 1998A Bonds are subject to mandatory redemption by the Issuer in whole (except to the extent purchased in lieu of redemption as provided in paragraph (e) of this Section 302), at the principal amount thereof, without premium, as soon as practicable (but in no event later than seven calendar days) after (i) the Trustee has received a written notice from the Letter of Credit Provider stating that an Event of Default has occurred under the Letter of Credit Provider Documents and that the Letter of Credit will expire pursuant to the terms of such written notice or (ii) the Trustee has received a written notice from the Letter of Credit Provider stating that the interest portion of the Letter of Credit will not be reinstated.

      (e)  Purchase of Series 1998A Bonds in Lieu of Certain Redemptions.

           (i) The Series 1998A Bonds, upon being called for redemption pursuant to paragraph (a), (c) or (d) of this Section 302, may be purchased, in lieu of redemption, in whole but not in part by the Lessee or its designee or the Letter of Credit Provider or its designee (the "Purchaser"), if (A) written notice to that effect is given to the Trustee and S&P (if the Bonds are then rated by S&P), by the Purchaser not later than 3:00 p.m. Kansas City, Missouri time, on the third Business Day preceding the date scheduled for redemption, which notice shall state the identity of the Purchaser and the reason for such purchase in lieu of redemption, and (B) the conditions set forth in subparagraph (ii) of this Section 302(e) are satisfied.

           (ii) To the extent the Purchaser has deposited in a separate trust account designated by the Trustee for such purpose Available Moneys with the Trustee in an amount equal to or greater than the aggregate principal amount of Series 1998A Bonds called for redemption pursuant to paragraph
      (a), (c) or (d) of this Section 302, plus redemption premium, if any, and accrued interest thereon to the date scheduled for redemption, not later than 10:00 a.m. Kansas City, Missouri time, on the third Business Day preceding the date scheduled for redemption, then any Series 1998A Bonds presented to the Trustee on or before the close of business on the date scheduled for redemption or purchase shall be purchased, and not redeemed, with moneys so deposited in said account at a purchase price for each Series 1998A Bond equal to the principal amount thereof, plus accrued interest thereon to the date scheduled for redemption. Any Series 1998A Bond to be purchased in lieu of such redemption that is not presented to the Trustee on or before the date scheduled for redemption shall become an Undelivered Bond and shall be deemed to have been purchased on such date.

           (iii)The purchase price of any Undelivered Bond described in subparagraph (ii) of this Section 302(e) shall be paid by the Trustee when it is surrendered for payment at the principal corporate trust office of the Trustee. On the date scheduled for redemption pursuant to paragraph
      (a), (c) or (d) of this Section 302, the Bond Registrar shall authenticate (and the Issuer shall execute, if necessary) a replacement Bond for such Undelivered Bond. The Owner of such Undelivered Bond shall not be entitled to receive any further interest thereon and shall have no further rights under this Indenture except to receive such purchase price so deposited with the Trustee, without interest thereon, upon such surrender.

           (iv) Promptly, and in no event more than seven Business Days, after any date scheduled for redemption pursuant to paragraph (a), (c) or (d) of this Section 302, the Trustee shall give notice by first-class mail to each Owner of an Undelivered Bond deemed to be purchased on such redemption date, which notice shall state that interest on such Undelivered Bond ceased to accrue on such redemption date and that moneys representing the purchase price of such Undelivered Bond are available against surrender thereof as aforesaid.

           (v) Moneys deposited by the Purchaser in the separate trust account described in subparagraph (ii) of this Section 302(e) shall be invested, at the direction of the Letter of Credit Provider, in Government Securities maturing as to principal and interest at such time and in such amounts as is sufficient to make timely payment of the purchase price of Series 1998A Bonds to be purchased under the provisions of this paragraph
      (e) (which, in the case of Undelivered  Bonds,  shall be the next Business
      Day). Any earnings from the investment of such moneys shall be retained by the Trustee to the extent necessary to assure the amount so held in trust is sufficient to pay the purchase price of Series 1998A Bonds to be purchased under the provisions of this paragraph (e) and, to the extent not necessary for such purpose, shall be paid to the Letter of Credit Provider to the extent of sums owed. Any funds remaining in such trust account after payment of the purchase price of Series 1998A Bonds pursuant to this paragraph (e) and payment of any sums owed the Letter of Credit Provider shall be paid to the Lessee.

           (vi) All Series 1998A Bonds purchased as herein provided shall be registered by the Bond Registrar for transfer and redelivery to such person or persons as shall be designated by the Purchaser.

      (f) Redemption from Moneys Remaining in the Project Funds. Subject to the notice requirement set forth in Section 304, the Bonds are subject to redemption in part by the Issuer, at the option of and upon written instructions from the Lessee, with the prior written consent of the Letter of Credit Provider, at the principal amount thereof, without premium, from Available Moneys remaining in the Project Funds following completion of the acquisition and construction of the Project. The date of redemption pursuant to this Section 302(f) shall be the next succeeding date upon which Bonds may be redeemed and for which the required redemption notice may be given following the date of completion of the acquisition and construction of the Project and payment of all Project Costs.

      (g)  Mandatory Sinking Fund Redemption.

           (i) The Series 1998A Bonds will be subject to mandatory redemption and payment prior to their stated maturity pursuant to the mandatory redemption requirements of this paragraph (g), on September 1 in each year in accordance with the redemption schedule set out in this Section 302(g)(i), at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium.


                                       PRINCIPAL
           YEAR                          AMOUNT
           ----                          ------
           1999                       $1,850,000
           2000                        1,850,000
           2001                        1,850,000
           2002                        1,850,000
           2003                        1,800,000
           2004                        1,800,000
           2005                        1,800,000
           2006                        1,800,000
           2007                        1,800,000
           2008                        1,800,000

         (Leaving $1,800,000 to mature on September 1, 2009)

           (ii) The Series 1998B Bonds will be subject to mandatory redemption and payment prior to their stated maturity pursuant to the mandatory redemption requirements of this paragraph (g), on September 1 of each year in accordance with the redemption schedule set out in this Section 302(g)(ii), at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium.

                                    PRINCIPAL
           YEAR                      AMOUNT
           ----                     -------
           1999                     $455,000
           2000                      455,000
           2001                      455,000
           2002                      455,000
           2003                      455,000
           2004                      455,000
           2005                      455,000
           2006                      455,000
           2007                      455,000
           2008                      455,000

          (Leaving $450,000 to mature on September 1, 2009)

           (iii)The Series 1998C Bonds will be subject to mandatory redemption and payment prior to their stated maturity pursuant to the mandatory redemption requirements of this paragraph (g), on September 1 of each year in accordance with the redemption schedule set out in this Section
      302(g)(iii), at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium.

                                    PRINCIPAL
           YEAR                      AMOUNT
           ----                     -------
           1999                     $730,000
           2000                      730,000
           2001                      730,000
           2002                      730,000
           2003                      730,000
           2004                      725,000
           2005                      725,000
           2006                      725,000
           2007                      725,000
           2008                      725,000

          (Leaving $725,000 to mature on September 1, 2009)

           (iv) The Trustee shall each year in which Bonds are to be redeemed pursuant to the terms of this paragraph (g) make timely selection of Bonds or portions of Bonds to be so redeemed in accordance with Section 303 and shall give notice thereof as provided in Section 304 without further instructions from the Issuer, the Lessee or the Letter of Credit Provider.

           (v) The Trustee may, upon the receipt of written instructions from the Letter of Credit Provider delivered on or before the forty-fifth day next preceding any date on which Bonds are scheduled for redemption pursuant to this paragraph (g), use moneys on deposit in the Available Moneys Account of the Series 1998A Bond Fund (but only to the extent of excess moneys as described in Section 503(d)) at any time using its best efforts, to the extent as may be practical, to purchase Bonds of the maturity subject to mandatory redemption on the next Annual Date in the open market at a price not in excess of their principal amount. Bonds purchased pursuant to this Section 302(g)(v) shall be cancelled by the Trustee and applied as a credit against future redemption obligations.

         (vi) At the option of the Lessee with (if credit is sought against the obligations created by Section302(g)(ii) or (iii) hereof) the written consent of the Letter of Credit Provider, to be exercised on or before the forty-fifth day next preceding any date on which Bonds are scheduled to be redeemed pursuant to this paragraph (g), the Lessee may deliver to the Trustee (A) for cancellation Bonds in any aggregate principal amount desired; (B) funds, together with appropriate instructions, for the purpose of purchasing any Bonds from any Owner thereof, whereupon the Trustee shall expend such funds for such purpose using its best efforts to such extent as may be practical; or (C) receive a credit in respect to the mandatory redemption obligation of the Issuer under this paragraph (g) for any Bonds that prior to such date have been redeemed or purchased (other than through the operation of the requirements of this paragraph (g) and canceled by the Trustee and not theretofore applied as a credit against any redemption obligation under this paragraph (g). Each Bond so delivered or previously purchased or redeemed pursuant to either of the two preceding sentences shall be credited at 100% of the principal amount thereof against the obligation of the Issuer to redeem Bonds on any mandatory redemption date or dates as specified in writing by the Lessee. If the Lessee intends to exercise the option granted by clauses (A), (B) or (C) in this Section 302(g)(vi), the Lessee shall, on or before the forty-fifth day next preceding any date on which Bonds are scheduled to be redeemed pursuant to this paragraph (g), furnish the Trustee a certificate signed by the Lessee, indicating to what extent said clauses (A), (B) or
      (C) are to be complied with in respect to such mandatory redemption requirement and deliver all Bonds to be canceled pursuant to such clause
      (A).

      Section 303.   Selection of Bonds to be Redeemed.

      (a) Series 1998A Bonds in the Weekly Mode or the Monthly Mode shall be redeemed in the principal amount of $100,000 or any integral multiple of $5,000 in excess thereof. Series 1998A Bonds in any other Interest Rate Mode shall be redeemed in the principal amount of $5,000 or any integral multiple thereof. The Series 1998A Bonds to be redeemed shall be selected by the Trustee as follows:

           (i)  First, from Pledged Bonds,

           (ii) Second, from all other Series 1998A Bonds being redeemed (other than Pledged Bonds and Lessee Bonds), and

           (iii)Third, from Lessee Bonds.

Except for the order set forth above, selection of Bonds or portions of Bonds to be redeemed shall be by such method as the Trustee shall deem equitable, provided that for this purpose Bonds of a denomination larger than the minimum authorized denomination or integral multiples thereof provided for in Section 203 shall be treated on the same basis as if they were the appropriate number of Bonds of such minimum authorized denomination. The portions of the principal of Outstanding Bonds so selected for partial redemption shall be equal to such minimum authorized denomination or integral multiples thereof. Any Bond which is to be redeemed only in part shall be submitted to the Paying Agent and delivered to the Trustee who shall authenticate and deliver to the Owner of such Bond, without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Owner in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bonds so surrendered. If the Owner of any such Bond of a denomination greater than the minimum authorized denomination for such Bond fails to present such Bond to the Paying Agent for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount of such Bond called for redemption (and to that extent only).

      Series 1998B Bonds and Series 1998C Bonds shall be redeemed in the principal amount of $5,000 or any integral multiple of $5,000; provided no partial redemption shall result in any Series 1998B Bond or any Series 1998C Bond remaining Outstanding in a principal amount less than $100,000.

      (b) In the case of any optional  redemption of Bonds pursuant to paragraph
(a), (b) or (f) of Section 302, the Trustee shall call Bonds for redemption as herein provided upon receipt by the Trustee at least 45 days prior to the redemption date of a written request of the Lessee together with the written consent of the Letter of Credit Provider, if required. Such request shall specify the principal amounts of Bonds to be called for redemption, the series of Bonds to be redeemed, the date such Bonds are to be redeemed, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Bonds are to be called for redemption. The foregoing provisions of this paragraph shall not apply in the case of any mandatory redemption of Bonds pursuant to paragraphs (c), (d) and (g) of Section 302, and Bonds shall be called by the Trustee for redemption pursuant to such mandatory redemption requirements without the necessity of any action by the Issuer, the Lessee or the Letter of Credit Provider and whether or not at the time of mailing the notice of redemption the Trustee holds in the Available Moneys Account of the Series 1998A Bond Fund moneys available for and sufficient to effect the required redemption.

      Section 304.   Notice of Redemption.

      (a) Whenever the Trustee shall call any of the Bonds for redemption the Trustee shall give written notice in the name of the Issuer of its intention to redeem and pay such Bonds by first class mail, postage prepaid, mailed not more than 45 nor less than 30 days (not more than 7 nor less than 5 days in the case of a redemption described in Section 302(d)) prior to the redemption date, to each Owner of Bonds to be redeemed at such Owner's address appearing on the Bond Register and, if any Series 1998A Bonds are being called for redemption, to the Remarketing Agent.

      (b) All notices of redemption shall state: (i) the redemption date; (ii) the redemption price; (iii) if less than all Outstanding Bonds are to be redeemed, the maturity date and the identification numbers (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed; (iv) that on the redemption date, the redemption price will become due and payable upon each such Bond, and that interest thereon shall cease to accrue from and after said date; and (v) the place where such Bonds are to be surrendered for payment of the redemption price (which shall be the principal corporate trust office of the Paying Agent).

      (c) In addition, any notice of a redemption pursuant to paragraph (a), (c) or (d) of Section 302 shall state that any Bond called for redemption may be purchased at the option of the Lessee or its designee or the Letter of Credit Provider or its designee in lieu of redemption on the date scheduled for redemption, that the Bonds called for redemption shall be surrendered to the Trustee on or before the date scheduled for redemption, duly endorsed in blank for transfer, with all signatures guaranteed by an Eligible Guarantor (together, with, if such date is prior to an Interest Payment Date for such Bond and after the related Record

Date, a due-bill in form satisfactory to the Trustee for interest due on such Bond on such Interest Payment Date in the event such Bond is purchased in lieu of redemption), and that from and after such date interest on such Bond shall cease to accrue and such Bond shall no longer be Outstanding and shall have no further rights under the Indenture except to receive the principal amount thereof, plus accrued interest to such date, regardless of whether such Bond is presented to the Trustee on such date.

      (d) Neither the failure of the Owner of any Bond to be so redeemed to receive written notice mailed as herein provided nor any defect in any such notice shall affect or invalidate the redemption of said Bond.

      (e) In addition to the foregoing notice, the Trustee shall also comply with any requirements or guidelines, published by the Securities and Exchange Commission relating to providing notices of redemption. The failure of the Trustee to comply with any such requirements shall not affect or invalidate the redemption of said Bonds.

    Section 305. Effect of Call for Redemption. Prior to any date fixed for redemption, there shall be deposited with the Trustee Available Moneys sufficient to pay the principal of the Bonds called for redemption and accrued interest thereon to the redemption date and the redemption premium, if any. Upon the happening of the above conditions, and notice having been given as provided in Section 304, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on their redemption date, provided funds or such securities sufficient for the payment of principal of and redemption premium, if any, and accrued interest on such Bonds are on deposit at the place of payment at that time, and such Bonds shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under this Indenture.

      Section 306.   Purchase at Bondowner Option.

      (a) Series 1998A Bonds shall be purchased pursuant to the procedure set forth in this Section, but solely from the sources described in Section 308, at the option of the Owner thereof, on the Purchase Date specified by such Owner as described below at the purchase price equal to the principal amount thereof plus, if such Purchase Date is not an Interest Payment Date, accrued interest to the Purchase Date. Except as provided in the immediately following sentence, in order to exercise such option with respect to any Series 1998A Bond, the Owner of such Series 1998A Bond must:

           (i) while the Series 1998A Bonds are in the Weekly Mode or the Monthly Mode, deliver to the Tender Agent at its Principal Office an irrevocable Bondowner Election Notice substantially in the form attached as Exhibit C, which Bondowner Election Notice must be received by the Tender Agent at least seven days prior to the Purchase Date specified in such Bondowner Election Notice and pursuant to which Bondowner Election Notice such Owner shall agree to deliver such Series 1998A Bond, duly endorsed in blank for transfer, with all signatures guaranteed by an Eligible Guarantor (together with, in the case of any Series 1998A Bond with a specified Purchase Date prior to an Interest Payment Date and after the related Record Date, a due-bill in form satisfactory to the Paying Agent for interest due on such Series 1998A Bond on such Interest Payment
      Date), to the Tender Agent at its Principal Office on or prior to 11:00 a.m., Kansas City, Missouri time, on or prior to the Business Day preceding such Purchase Date, or

           (ii) while the Series 1998A Bonds are in any other Interest Rate Mode, deliver to the Tender Agent at its Principal Office an irrevocable Bondowner Election Notice, in the form included as a portion of the Notice of Rate Adjustment, which Bondowner Election Notice must be delivered at least 12 calendar days prior to the Purchase Date specified in such Bondowner Election Notice and must be accompanied by such Series 1998A Bond, duly endorsed in blank for transfer, with all signatures guaranteed by an Eligible Guarantor.

      (b) If a Registered Owner delivers a properly completed Bondowner Election Notice with respect to any Series 1998A Bond and such Series 1998A Bond is not delivered to the Tender Agent by 11:00 a.m., Kansas City, Missouri time, on the date it is to be purchased in accordance with this Section, such Series 1998A Bond shall become an Undelivered Bond and shall be deemed to have been purchased on such date and shall cease to bear interest on such date.

      (c) On or before the first Business Day after the Tender Agent receives from any Owner of any Series 1998A Bond a properly completed Bondowner Election Notice delivered pursuant to this Section, the Tender Agent shall notify the Trustee, the Lessee, the Letter of Credit Provider and the Remarketing Agent by telephone, promptly confirmed in writing, of such receipt, specifying the contents thereof. Upon delivery by such Owner pursuant to this Section of the Series 1998A Bond which is the subject of such purchase, the Tender Agent shall hold such Series 1998A Bond in trust for the benefit of such Owner until payment shall have been made for such Series 1998A Bond pursuant to Section 308 and thereafter for the benefit of the person to whom the delivery of such Series 1998A Bond is to be made pursuant to Section 310 until such delivery is made.

       Section 307.   Purchase  on  Interest  Rate  Mode   Conversion   Date  or
Substitute Letter of Credit Date.

      (a) The Series 1998A Bonds are subject to mandatory tender and purchase on any Interest Rate Mode Conversion Date or on any Substitute Letter of Credit Date. Such Series 1998A Bonds shall be purchased at a purchase price equal to the principal amount thereof plus, if the Purchase Date is not an Interest Payment Date, accrued interest to the Purchase Date; provided that there shall not be so purchased any Series 1998A Bond or portion thereof with respect to which the Trustee shall have received directions not to so purchase the same from the Owner thereof in accordance with paragraph (c) below.

      (b) At least 35 days prior to any Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Trustee shall send to the Owner of each Series 1998A Bond a Notice of Interest Rate Mode Conversion or a Notice of
Substitute Letter of Credit, as appropriate, substantially in the form of Exhibit D or Exhibit E, respectively. Copies of the notice shall also be sent by the Trustee to the Lessee, the Remarketing Agent and the Letter of Credit Provider. In addition, the Trustee shall send a copy of such notice to any Owner of each Series 1998A Bond who becomes an Owner of such Series 1998A Bond during the period between the giving of such notice and the Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, such notice to be sent at the time that the Bond Registrar makes a registration of transfer of such Series 1998A Bond in the name of such Owner; provided that, if the Trustee has previously received during such period relating to an Interest Rate Mode
Conversion Date or Substitute Letter of Credit Date directions not to so purchase the same in accordance with paragraph (c) below, such notice to such new Owner shall state that such directions have been received by the Trustee and are binding upon such new Owner.

      (c) The Owner of any Series 1998A Bond as to which a Notice of Interest Rate Mode Conversion has been given and of a denomination not less than the minimum authorized denomination to be effective for such Series 1998A Bond on the Interest Rate Mode Conversion Date stated in said notice, or of any Series 1998A Bond as to which a Notice of Substitute Letter of Credit has been given, may direct that all or any portion of such Series 1998A Bond (which portion shall be in a principal amount equal to the minimum authorized denomination of Series 1998A Bonds on the Interest Rate Mode Conversion Date or the Substitute Letter of Credit Date, as the case may be, or any integral multiple thereof) not be purchased by delivering to the Trustee at its principal corporate trust office at least 12 calendar days prior to the relevant Interest Rate Mode Conversion Date or Substitute Letter of Credit Date the portion of the Notice of Interest Rate Mode Conversion or the Notice of Substitute Letter of Credit, as the case may be, entitled "Bondowner Direction Not to Purchase." Any Series 1998A Bond or portion thereof with respect to which a valid Bondowner Direction Not to Purchase has been delivered in accordance with this paragraph
(c) shall not be purchased on such Interest Rate Mode Conversion Date or Substitute Letter of Credit Date. Any Bondowner Direction Not to Purchase delivered to the Trustee in accordance with this paragraph (c) shall be irrevocable with respect to the purchase for which such instrument was delivered and shall be binding upon subsequent Owners of the Series 1998A Bond with respect to which such instrument was delivered, including Series 1998A Bonds issued in exchange therefor or upon the registration of transfer thereof.

      (d) Any Series 1998A Bond to be purchased pursuant to this Section 307 shall be purchased solely from the funds specified in Section 308, unless the Owner of such Series 1998A Bond delivers a valid Bondowner Direction Not to Purchase with respect thereto in accordance with paragraph (c) above.

      (e) On the Business Day following the 12th calendar day prior to any Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Trustee shall give notice by telephone, promptly confirmed in writing, to the Tender Agent, the Lessee, the Letter of Credit Provider and the Remarketing Agent as to the aggregate principal amount of such Series 1998A Bonds with respect to which the Trustee has received a valid Bondowner Direction Not to Purchase.

      (f) The Owner of any Series 1998A Bond or portion thereof purchased pursuant to this Section will be required to surrender such Series 1998A Bond on or before 9:00 a.m. Kansas City, Missouri time, on the date it is to be purchased at the Principal Office of the Tender Agent, duly endorsed in blank, with all signatures guaranteed by an Eligible Guarantor. If not so surrendered by such time, such Series 1998A Bond or portion thereof shall become an Undelivered Bond, shall be deemed to have been purchased on such Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, and shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor.

      Section 308.   Payment of Purchase Price by Tender Agent.

      (a) On each Purchase Date, Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Tender Agent shall pay, but only from the funds described below, the purchase price of Series 1998A Bonds delivered to it for purchase on such date and Undelivered Bonds deemed to be purchased on such date pursuant to Section 306 or 307. Such purchase price shall be equal to the principal amount of said Series 1998A Bonds, plus, if such date is not an Interest Payment Date, accrued interest to such date. Funds for the payment of such purchase price shall be derived from the following sources in the following order of priority:

           (i) Moneys furnished to the Tender Agent by the Remarketing Agent representing the proceeds of the sale of Series 1998A Bonds in accordance with Section 309 to the extent such moneys constitute Available Moneys; and

           (ii) Moneys furnished to the Tender Agent representing the proceeds of a drawing under the Letter of Credit to the extent such moneys constitute Available Moneys.

If the Tender Agent is unable to pay the purchase price of any Series 1998A Bond delivered for purchase pursuant to Section 306 or 307 because sufficient funds are not on deposit therefor from the sources indicated above, such Series 1998A Bond shall be returned by the Tender Agent to its Owner.

      (b) The purchase price of Undelivered Bonds specified in Section 306 or 307 shall be paid by the Tender Agent when they are surrendered for payment at the Principal Office of the Tender Agent provided that such Series 1998A Bonds are duly endorsed in blank for transfer with all signatures guaranteed by an Eligible Guarantor. On any date an Undelivered Bond is deemed to be purchased pursuant to Section 306 or 307, the Bond Registrar shall authenticate (and the Issuer shall execute, if necessary) a replacement Series 1998A Bond for such Undelivered Bond. The Owner of such Undelivered Bond shall not be entitled to receive any further interest thereon and shall have no further rights under this Indenture except to receive such purchase price so deposited with the Tender Agent, without interest thereon, upon such surrender.

      (c) Promptly after any date an Undelivered Bond is deemed to be purchased pursuant to Section 306 or 307, the Trustee shall give notice by mail to each Owner of an Undelivered Bond deemed to be purchased on such date, which notice shall state that interest on such Undelivered Bond ceased to accrue on such date, and that moneys representing such purchase price of such Undelivered Bond are available against surrender thereof as aforesaid.

      (d) Moneys furnished to the Tender Agent to pay the purchase price of Series 1998A Bonds pursuant to Section 306 or 307 shall be held in a separate trust account and invested, at the direction of the Letter of Credit Provider, in Government Securities maturing as to principal and interest at such times and in such amounts as is sufficient to make timely payment of such purchase price (which in the case of Undelivered Bonds, shall be on the next Business Day). Any earnings from the investment of such moneys shall be retained by the Tender Agent to the extent necessary to assure the amount so held in trust is sufficient to pay such purchase price and to the extent not necessary for such purpose shall be applied or distributed as provided in paragraph (e) below.

      (e) Immediately after paying the purchase price for all Series 1998A Bonds (other than any Undelivered Bonds) to be purchased on any Purchase Date pursuant to Section 306 or 307, the Tender Agent shall apply or disburse any remaining moneys furnished to it to purchase Series 1998A Bonds on such date and any earnings from the investment thereof as follows:

           (i) First, to hold in the separate trust account described in paragraph (d) above the purchase price for any Undelivered Bonds deemed to have been purchased on such date; and

           (ii) Second, to pay to the Letter of Credit Provider in immediately available funds the remaining amounts. To the extent the Letter of Credit Provider has been reimbursed, the Letter of Credit Provider shall pay such moneys to the Lessee.

      (f) The Tender Agent shall promptly return any Bondowner Election Notice delivered pursuant to Section 306 (together with the Series 1998A Bond or Series 1998A Bonds submitted therewith) that are incomplete or improperly completed or not delivered within the times required by

Section 306 to the Owner submitting such Bondowner Election Notice and Series 1998A Bond or Series 1998A Bonds upon surrender of the receipt, if any, issued therefor. The Tender Agent's determination of whether a Bondowner Election Notice delivered pursuant to Section 306 is properly completed or delivered on a timely basis shall be binding on the Lessee, the Letter of Credit Provider and the Owner submitting such Bondowner Election Notice.

      Section 309.   Sale of Series 1998A Bonds by Remarketing Agent.

      (a) Upon notification of the receipt by the Tender Agent of a Bondowner Election Notice, the Remarketing Agent shall offer for sale and use its best efforts to sell all Series 1998A Bonds specified for purchase in such Bondowner Election Notice on the Purchase Date specified in such Bondowner Election Notice, or, if such Series 1998A Bonds cannot be sold on such Purchase Date, as soon thereafter as practicable, at a purchase price equal to the principal amount thereof, plus, if the date of purchase is not an Interest Payment Date, accrued interest on such Series 1998A Bonds to such date of purchase. In addition, the Remarketing Agent shall offer for sale and use its best efforts to sell any Series 1998A Bonds to be purchased pursuant to Section 307 on the applicable Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, or, if such Series 1998A Bonds cannot be sold on such Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, as the case may be, as soon thereafter as practicable, at a purchase price equal to the principal amount thereof, plus, if the date of purchase is not an Interest Payment Date, accrued interest on such Series 1998A Bonds to such date of purchase.
    (b) By 9:00 a.m., Kansas City, Missouri time, on the Purchase Date, Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Remarketing Agent shall give notice by telephone, promptly confirmed in writing, to the Trustee, the Bond Registrar (if not the Trustee), the Tender Agent, the Letter of Credit Provider and the Lessee specifying the principal amount of Series 1998A Bonds, if any, sold by it pursuant to paragraph (a) above, the amount of remarketing proceeds on hand at that time, the names, addresses and tax identification numbers of those in whose names such Series 1998A Bonds are to be registered and the denominations of such Series 1998A Bonds.

      (c) Subject to paragraph (d) below, the Remarketing Agent shall offer for sale and use its best efforts to sell any Pledged Bonds held by the Tender Agent pursuant to Section 310, at the maximum price obtainable if, concurrent with or prior to any sale of Pledged Bonds, the Letter of Credit Provider has reinstated the principal component of the Letter of Credit to cover such Series 1998A Bonds in the manner required by the Letter of Credit and Section 310. No Series 1998A Bond shall be sold at a price less than the principal amount thereof plus interest accrued thereon without the prior written approval of the Letter of Credit Provider. Prior to any sale of Pledged Bonds, the Remarketing Agent shall give notice by telephone, promptly confirmed in writing, to the Trustee, the Tender Agent, the Letter of Credit Provider and the Lessee of the date of sale of such Pledged Bonds.

      (d) Any provision contained in this Section to the contrary notwithstanding, the Remarketing Agent shall not sell, or offer for sale or deliver (i) any Series 1998A Bonds at any time with respect to which the Remarketing Agent has actual knowledge or has been notified that an Event of Default exists pursuant to paragraph (a), (b), (c), (f) or (g) of Section 801, or (ii) any Series 1998A Bonds that have been purchased pursuant to paragraph
(e) of Section 302 in lieu of redemption pursuant to paragraphs (a), (c) or (d) of Section 302 unless there has been delivered to the Remarketing Agent and the Trustee prior to such sale, an opinion of counsel satisfactory to the Remarketing Agent and the Trustee stating that such sale complies with all applicable federal and state securities laws.

      Section 310.   Delivery of Series 1998A Bonds.

      (a) To effectuate the delivery of the Series 1998A Bonds sold by the Remarketing Agent pursuant to Section 309, upon receipt of the notice provided in Section 309(b), the Bond Registrar shall prepare new Series 1998A Bonds which shall be registered by the Bond Registrar in the names of the purchasers thereof and delivered to the Tender Agent for redelivery to such purchasers upon payment by such purchasers to the Tender Agent in immediately available funds of the purchase price therefor specified in Section 308.

      (b) Pledged Bonds shall be registered by the Bond Registrar in the name of the Lessee and shall be delivered to the Tender Agent who shall hold the same for the account of and subject to the security interest in favor of the Letter of Credit Provider. Upon direction from the Letter of Credit Provider, the Trustee shall promptly register any Pledged Bond in the name of the Letter of Credit Provider or its designee. Pledged Bonds shall be released only upon receipt by the Trustee and the Tender Agent of written notice or telephonic notice (promptly confirmed in writing) from the Remarketing Agent that the Pledged Bonds have been remarketed pursuant to Section 309(c) and written notice from the Letter of Credit Provider that the Letter of Credit has been reinstated as to such Pledged Bonds.

      Section 311.   Delivery of Proceeds of Sales.

      (a) The proceeds of the sale by the Remarketing Agent of any Series 1998A Bonds pursuant to Section 309(a) shall be promptly paid on the Purchase Date to the Tender Agent in immediately available funds and used as set forth in Section 308(a). The proceeds of any sale by the Remarketing Agent of any Series 1998A Bonds pursuant to Section 309(c) shall be promptly paid to the Letter of Credit Provider.

      (b) Prior to 9:30 a.m., Kansas City Time on the Purchase Date, Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Tender Agent shall notify the Trustee, the Lessee and the Letter of Credit Provider specifying the amount of proceeds from the remarketing of tendered Series 1998A Bonds on deposit with the Tender Agent. Not later than 10:00 a.m. Kansas City Time on each Purchase Date, Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Trustee shall make a demand for payment under the Letter of Credit in accordance with Section 504(a)(ii) in an amount equal to the purchase price of all Series 1998A Bonds to be purchased on such date, less the amounts furnished to the Tender Agent pursuant to Section 308(a)(i). The Trustee shall cause the proceeds of the payment under the Letter of Credit to be delivered to the Tender Agent for purchase of Series 1998A Bonds as described in
Section 308(a)(ii).


                             ARTICLE IV

       CUSTODY AND APPLICATION OF BOND PROCEEDS; PROJECT FUNDS

      Section 401. Creation of Project Funds. There is hereby created and ordered to be established in the custody of the Trustee two special trust funds to be designated "City of Lenexa, Kansas, Series 1998A and 1998B Project Fund LabOne, Inc. Project" ("Series 1998A and 1998B Project Fund"), and "City of Lenexa, Kansas, Series 1998C Project Fund LabOne, Inc. Project" ("Series 1998C Project Fund").

      Section 402. Application of Bond Proceeds; Deposit into the Project Funds. The proceeds from the sale of the Series 1998A Bonds and the Series 1998B Bonds shall be delivered to the Trustee and shall be deposited by the Trustee into the Series 1998A and 1998B Project Fund. The proceeds from the sale of the Series 1998C Bonds shall be delivered to the Trustee and shall be deposited by the Trustee into the Series 1998C Project Fund.

      Section 403.   Disbursements from the Project Funds.

      (a) The Trustee shall pay out of the Project Funds upon receipt of Written Requests amounts equal to the amount certified in the Written Requests to be payable for any Project Costs and other fees and expenses incurred or to be incurred by or on behalf of the Issuer or the Lessee in connection with or as an incident to the issuance and sale of the Bonds; provided, however, that only Series 1998A and 1998B Project Costs shall be payable from the Series 1998A and 1998B Project Fund and only Series 1998C Project Costs shall be payable from the Series 1998C Project Fund.

      (b) The Lessee is required by Section 3.4(b) of the Lease Agreement to deliver to the Trustee, the Issuer and the Letter of Credit Provider, within 90 days after the completion of the Project, a certificate of an Authorized Lessee Representative.

      (c) On payment by the Trustee of all Written Requests tendered to the Trustee under the provisions of paragraph (a) and receipt by the Trustee of the certificate described in paragraph (b), any moneys remaining in the Project Funds will be deposited in the Available Moneys Account of the Series 1998A Bond Fund and used to pay the principal of or interest on the Series 1998A Bonds as they become due unless the Trustee is directed by the Lessee with the prior written consent of the Letter of Credit Provider to use such funds to the extent possible to redeem Bonds pursuant to Section 302(f), in which case such funds will be deposited in the Available Moneys Account of the Series 1998A Bond Fund (if the funds are to be used to redeem the Series 1998A Bonds), deposited in the Series 1998B Bond Fund (if the funds are to be used to redeem the Series 1998B Bonds) or deposited in the Series 1998C Bond Fund (if the funds are to be used to redeem the Series 1998C Bonds).

      (d) Subject to the provisions of Section 602, moneys at any time on deposit in the Project Funds shall be invested or reinvested by the Trustee in Investment Securities maturing at such time or times so that the Trustee will be able to pay costs of the Project from time to time upon the order of the Lessee as herein provided. The Trustee is entitled to rely upon a schedule of anticipated payments of costs of the Project approved by an Authorized Lessee Representative in scheduling such investments. Any interest or profit on investments shall be credited to the applicable Project Fund. Any loss on such investments shall be charged to the applicable Project Fund. The Trustee shall not be obligated to invest any moneys held by it hereunder except as directed by the Lessee, pursuant to Section 602 but shall, at least once each quarter, inform the Issuer and the Lessee of amounts that remain uninvested but are eligible for investment in Investment Securities. The Trustee may sell or present for redemption any obligations so purchased whenever it is necessary in order to provide moneys to meet any payment pursuant to this Section 403 and the Trustee shall not be liable or responsible for any loss resulting from such investments.


                              ARTICLE V

                         REVENUES AND FUNDS

      Section 501. Creation of the Bond Funds. There is hereby created and ordered established in the custody of the Trustee three special trust funds in the name of the Issuer to be designated "City of Lenexa, Kansas, Series 1998A Bond Fund LabOne, Inc. Project" (herein called the "Series 1998A Bond Fund"), "City of Lenexa, Kansas, Series 1998B Bond Fund LabOne, Inc. Project" (herein called the "Series 1998B Bond Fund") and "City of Lenexa, Kansas, Series 1998C Bond Fund LabOne, Inc. Project" (herein called the "Series 1998C Bond Fund"). There are hereby created and ordered established in the Series 1998A Bond Fund three separate accounts, to be designated the Available Moneys Account, the Letter of Credit Account and the Unavailable Moneys Account. Moneys in the Series 1998A Bond Fund (other than moneys on deposit in the Letter of Credit Account) that constitute Available Moneys shall be held in the Available Moneys Account. All other moneys in the Series 1998A Bond Fund (other than moneys on deposit in the Letter of Credit Account) shall be held in the Unavailable Moneys Account until such time as such moneys constitute Available Moneys, at which time such moneys shall be transferred to and held in the Available Moneys Account.

      Section 502.   Deposits into the Bond Funds.

      (a) The Trustee shall deposit into the Series 1998A Bond Fund, as and when received, (i) all accrued interest on the Series 1998A Bonds, if any, paid by the original purchaser of the Series 1998A Bonds; (ii) all Lease Payments received pursuant to the Lease Agreement and allocated to the Series 1998A Bond Fund; (iii) the amounts to be deposited in the Series 1998A Bond Fund pursuant to Section 5.6 of the Lease Agreement; (iv) all interest earned and profits realized from investments required to be deposited in the Series 1998A Bond Fund as provided in Section 602; (v) all other moneys received by the Trustee pursuant to the Lease Agreement when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Series 1998A Bond Fund; (vi) the amounts to be deposited in the Series 1998A Bond Fund pursuant to Section 403(c) of this Indenture; and (vii) amounts drawn by the Trustee under the Letter of Credit.

      (b) The Trustee shall deposit into the Series 1998B Bond Fund, as and when received, (i) all accrued interest on the Series 1998B Bonds, if any, paid by the original purchaser of the Series 1998B Bonds; (ii) all Lease Payments received pursuant to the Lease Agreement and allocated to the Series 1998B Bond Fund; (iii) the amounts to be deposited in the Series 1998B Bond Fund pursuant to Section 5.6 of the Lease Agreement; (iv) all interest earned and profits realized from investments required to be deposited in the Series 1998B Bond Fund as provided in Section 602; (v) the amounts to be deposited in the Series 1998B Bond Fund pursuant to Section 403(c) of this Indenture; and (vi) all other moneys received by the Trustee pursuant to the Lease Agreement when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Series 1998B Bond Fund.

      (c) The Trustee shall deposit into the Series 1998C Bond Fund, as and when received, (i) all accrued interest on the Series 1998C Bonds, if any, paid by the original purchaser of the Series 1998C Bonds; (ii) all Lease Payments received pursuant to the Lease Agreement and allocated to the Series 1998C Bond Fund; (iii) the amounts to be deposited in the Series 1998C Bond Fund pursuant to Section 5.6 of the Lease Agreement; (iv) all interest earned and profits realized from investments required to be deposited in the Series 1998C Bond Fund as provided in Section 602; (v) the amounts to be deposited in the Series 1998C Bond Fund pursuant to Section 403(c) of this Indenture; and (vi) all other moneys received by the Trustee pursuant to the Lease Agreement when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Series 1998C Bond Fund.

      Section 503. Application of Moneys in the Bond Funds and Certain Other Moneys.

      (a) Except as provided in this Section and in Sections 504, 506, 507 and 808, moneys in the Bond Funds shall be expended solely for the payment of the principal of and redemption premium, if any, on the applicable series of Bonds as the same mature and become due, or upon the redemption thereof prior to maturity, the interest on the applicable series of Bonds on the Interest Payment Dates or upon the redemption thereof prior to maturity.

      (b) The Issuer hereby authorizes and directs the Trustee to withdraw moneys from the Bond Funds to pay the principal of, redemption premium, if any, and interest on the applicable series of Bonds as the same become due and payable and to make said funds so withdrawn available to the Paying Agent for the purpose of paying such principal, redemption premium, if any, and interest.

      (c) The Trustee shall make funds available from the Bond Funds to the Paying Agent for the purpose of paying the principal of and interest on the Series 1998A Bonds as the same become due and payable in the following order of priority:

           (i) Amounts held in the Available Moneys Account of the Series 1998A Bond Fund;

           (ii) Amounts drawn by the Trustee under the Letter of Credit and held in the Letter of Credit Account, and proceeds from the investment thereof;

           (iii)Amounts held in the Unavailable Moneys Account of the Series 1998A Bond Fund that do not constitute Available Moneys; and

           (iv) Amounts held in the Series 1998B Bond Fund and the Series 1998C Bond Fund.

      (d) The Trustee shall make funds available from the Series 1998B Bond Fund to the Paying Agent for the purpose of paying the principal of and interest on the Series 1998B Bonds as the same become due and payable.

      (e) The Trustee shall make funds available from the Series 1998C Bond Fund to the Paying Agent for the purpose of paying the principal of and interest on the Series 1998C Bonds as the same become due and payable.

      (f) Whenever the amount of moneys in the Available Moneys Account of the Series 1998A Bond Fund is sufficient to redeem all of the Series 1998A Bonds Outstanding and to pay interest to accrue thereon prior to such redemption, the Issuer, upon request of the Lessee, shall take and cause to be taken the necessary steps to redeem all such Series 1998A Bonds on the next succeeding date upon which the Series 1998A Bonds may be redeemed pursuant to paragraph
Section 302(a) for which the required redemption notice may be given or on such later redemption date as may be specified by the Lessee. Any moneys in the Available Moneys Account of the Series 1998A Bond Fund may be used to redeem Bonds if the Lessee is not in default with respect to any payments under the Lease Agreement and to the extent the moneys are in excess of the amount required for payment of Series 1998A Bonds theretofore matured or called for redemption and past due interest in all cases when such Series 1998A Bonds have not been presented for payment.

      (g) Whenever the amount of moneys in the Series 1998B Bond Fund is sufficient to redeem all of the Series 1998B Bonds Outstanding and to pay interest to accrue thereon prior to such redemption, the Issuer, upon request of the Lessee with the written consent of the Letter of Credit Provider, shall take and cause to be taken the necessary steps to redeem all such Series 1998B Bonds on the next succeeding date upon which the Series 1998B Bonds may be redeemed pursuant to paragraph Section 302(a) for which the required redemption notice may be given or on such later redemption date as may be specified by the Lessee. Any moneys in the Series 1998B Bond Fund may be used to redeem Series 1998B Bonds if the Lessee is not in default with respect to any payments under the Lease Agreement and to the extent the moneys are in excess of the amount required for payment of Series 1998B Bonds theretofore matured or called for redemption and past due interest in all cases when such Series 1998B Bonds have not been presented for payment.

      (h) Whenever the amount of moneys in the Series 1998C Bond Fund is sufficient to redeem all of the Series 1998C Bonds Outstanding and to pay interest to accrue thereon prior to such redemption, the Issuer, upon request of the Lessee with the written consent of the Letter of Credit Provider, shall take and cause to be taken the necessary steps to redeem all such Series 1998C Bonds on the next succeeding date upon which the Series 1998C Bonds may be redeemed pursuant to paragraph Section 302(a) for which the required redemption notice may be given or on such later redemption date as may be specified by the Lessee. Any moneys in the Series 1998C Bond Fund may be used to redeem Series 1998C Bonds if the Lessee is not in default with respect to any payments under the Lease Agreement and to the extent the moneys are in excess of the amount required for payment of Series 1998C Bonds theretofore matured or called for redemption and past due interest in all cases when such Series 1998C Bonds have not been presented for payment.

      Section 504.   Letter of Credit.

      (a) The Issuer hereby authorizes and directs the Trustee to draw under the Letter of Credit in accordance with its terms and to transfer such moneys at such times and in such amounts as to enable the Paying Agent or the Tender Agent, as the case may be, to (i) make full and timely payment of the principal of, redemption premium, if any, and interest on the Series 1998A Bonds becoming due and payable on any date (whether such amounts shall become due by scheduled payment, interest on an Interest Payment Date, maturity, redemption, acceleration or otherwise) to the extent moneys described in Section 503(c)(i) are not available for such payment in accordance with the provisions of Section 503, and (ii) make full and timely payment of the purchase price of all Series 1998A Bonds delivered for purchase on such date and Undelivered Bonds deemed to be purchased on such date pursuant to Section 306 or 307 to the extent moneys described in Section 308(a)(i) are not available for such payment. The Trustee shall, to the extent that any interest due and payable on the Series 1998A Bonds on any such Interest Payment Date, Purchase Date, Interest Rate Mode Conversion Date, Substitute Letter of Credit Date or other date cannot be determined, draw moneys under the Letter of Credit in an amount sufficient to pay such interest as if the Maximum Rate was in effect.

      (b) If the principal of all Bonds at the time Outstanding and the interest accrued thereon has been declared immediately due and payable, the Issuer hereby authorizes and directs the Trustee to immediately draw on the Letter of Credit if and to the extent moneys described in Section 503(c)(i) and (ii) are not sufficient for such purpose and deposit the proceeds of such draw into the Letter of Credit Account of the Series 1998A Bond Fund.

      (c) During any period in which moneys drawn or otherwise obtained under the Letter of Credit are held by the Trustee pending payment, the Trustee shall hold such moneys in the Letter of Credit Account of the Series 1998A Bond Fund established and maintained for that purpose and shall apply moneys in such account solely for the payment of the principal of and interest on the Series 1998A Bonds as provided in Section 503(c). Moneys so held in the Letter of Credit Account shall be invested, at the written direction of the Letter of Credit Provider, in Investment Securities that mature or are subject to redemption at par by the holder thereof within the earlier of 35 days or on or prior to the date that such funds will be needed to make full and timely payment of the amounts described above. Such moneys and any earnings from the investment of such moneys shall be retained by the Trustee to the extent necessary to assure the amount so held in the Letter of Credit Account is sufficient to make such timely payment and to the extent not necessary for such purpose shall be paid to the Letter of Credit Provider on the Business Day following the timely payment thereof.

      Section 505. Payments Due on Days Other Than Business Days. In any case when the date fixed for payment of the principal of, redemption premium, if any, or interest on any Bond (including without limitation any date fixed for redemption) is not a Business Day, then payment of such principal, redemption premium, if any, or interest need not be made on such due date but may be made on the next succeeding Business Day with the same force and effect as if made on such due date, and no interest shall accrue for the period after such due date with respect to such payment.
      Section 506. Nonpresentment of Bonds. If any Bond is not presented for payment when the principal thereof becomes due, either at its maturity or otherwise, or at the date fixed for redemption thereof, if funds sufficient to pay such Bond have been made available to the Paying Agent, all liability of the Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged. Thereupon it shall be the duty of the Paying Agent to hold such fund or funds, uninvested and without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond, subject to any unclaimed property laws of the State and in reliance upon an opinion of counsel. If any Bond is not presented for payment within five years following the date when such Bond becomes due, whether by maturity or otherwise, the funds theretofore held by the Paying Agent for payment of such Bond shall be paid first to the Letter of Credit Provider to the extent that the Paying Agent has been notified in writing by the Letter of Credit Provider of any amounts owed to it under the Letter of Credit Provider Documents, and then to the Lessee, and such Bond shall, subject to the defense of any applicable statute of limitation, thereafter be an unsecured obligation of the Lessee, and the Owner thereof shall be entitled to look only to the Lessee for payment, and then only to the extent of the amount so repaid, and neither the Paying Agent nor the Lessee shall be liable for any interest thereon nor shall they be regarded as a trustee of such money.

      Section 507. Payment to the Letter of Credit Provider and the Lessee from the Project Funds and the Bond Funds. After payment in full of the principal of and redemption premium, if any, and interest on the Parity Bonds (or after provision has been made for the payment thereof as provided in this Indenture), and the reasonable fees, charges and expenses of the Trustee, the Bond Registrar, the Paying Agent, the Remarketing Agent and the Tender Agent and any other amounts required to be paid under this Indenture and the Lease Agreement, all amounts remaining in the Project Funds and the Bond Funds upon the expiration or sooner termination of the Lease Agreement shall be paid as follows:

      (a) First to the Letter of Credit Provider to the extent that the Trustee has been notified in writing by the Letter of Credit Provider of any amounts owed to it under the Letter of Credit Provider Documents.

      (b) Second, if the Subordinate Bonds are outstanding, to the payment of the principal of and interest on the Subordinate Bonds.

      (c) Third, to the Lessee.


                             ARTICLE VI

DEPOSITORIES OF MONEYS, SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

      Section 601. Moneys to be Held in Trust. All moneys deposited with or paid to the Trustee for account of any fund or account established under this Indenture, and all moneys deposited with or paid to the Paying Agent or the Tender Agent under this Indenture, shall be held by the Trustee, Paying Agent, or Tender Agent in trust and shall be applied only in accordance with this Indenture and the Lease Agreement, and shall constitute part of the Trust Estate and be subject to the lien hereof. Neither the Trustee, Paying Agent nor Tender Agent shall be under any liability for interest on any moneys received hereunder except such as may be earned pursuant to Section 602.
    Section 602.   Investment of Moneys in Funds.

      (a) Moneys held in the Bond Funds (except for moneys deposited in the Letter of Credit Account, the investment of which is governed by Section 504) and the Project Funds shall be invested and reinvested by the Trustee pursuant to written direction of the Lessee, signed by an Authorized Lessee
Representative, in Investment Securities that mature or are subject to redemption at par by the holder thereof on or prior to the date that the invested funds will be needed for payment or, in the case of Investment Securities held in the Bond Funds, within 90 days, whichever is earlier;
provided that moneys held in the Project Funds may also be invested in certificates of deposit or an Investment Contract of the Letter of Credit Provider that are not fully secured or insured as described in clauses (iii),
(iv) and (v), as the case may be, of the definition of Investment  Securities in
Section 101; provided, further, that moneys held in the Available Moneys Account of the Series 1998A Bond Fund shall be invested only in Government Securities.

      (b) The Trustee shall sell and reduce to cash a sufficient amount of such Investment Securities held by the Trustee in any fund hereunder whenever the cash balance in such fund is insufficient for the purpose of such fund. Any such Investment Securities shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund in which such moneys are originally held, and the interest accruing thereon and any profit realized from such Investment Securities shall be credited to such fund, and any loss resulting from such Investment Securities shall be charged to such fund.

      (c) The Trustee may make any and all investments permitted by this Section through its own bond department or short-term investment department or with an affiliate of the Trustee.


                             ARTICLE VII

                 PARTICULAR COVENANTS AND PROVISIONS

      Section 701. Payment of Principal, Redemption Premium, if any, and Interest. The Issuer will deposit or cause to be deposited in the Bond Funds sufficient sums from the rents, revenues and receipts derived by the Issuer pursuant to the Lease Agreement promptly to meet and pay the principal of, redemption premium, if any, and interest on the Bonds as the same become due and payable at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof.

      Section 702. Authority to Execute Indenture and Issue Bonds. The Issuer is duly authorized under the constitution and laws of the State to execute this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent herein set forth. All action on the part of the Issuer for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken and the Bonds in the hands of the Owners thereof are and will be valid and binding obligations of the Issuer according to the import thereof.

      Section 703. Performance of Covenants. The Issuer will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture and the Bonds.

      Section 704. Instruments of Further Assurance. The Issuer will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better assuring, pledging and assigning unto the Trustee the property and revenues herein described to the payment of the principal of and redemption premium, if any, and interest on the Bonds. Except as provided in this Indenture and the Lease Agreement, the Issuer will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Trust Estate. Nothing contained herein shall prevent the Issuer from creating a lien on the Trust Estate junior to the lien of this Indenture with the express written consent of the Lessee and the Letter of Credit Provider.

      Section 705. Inspection of Project Books. All books and documents in the Issuer's possession relating to the Project and the payments, revenues and receipts derived by the Issuer pursuant to the Lease Agreement shall at all times be open to inspection by such accountants or other agencies as the Trustee or the Letter of Credit Provider may from time to time designate.

      Section 706. Enforcement of Rights Under the Lease Agreement. Subject to the provisions of Section 814, the Issuer or the Trustee, as the case may be, will enforce all of its rights and all of the obligations of the Lessee (at the expense of the Lessee) under the Lease Agreement to the extent necessary to preserve the Project in good order and repair, and to protect the rights of the Trustee and the Bondowners under this Indenture with respect to the pledge and assignment of the Trust Estate. The Trustee, as assignee of the Lease Agreement, in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Lessee under and pursuant to the Lease Agreement for and on behalf of the Bondowners, whether or not the Issuer is in default under this Indenture. The Issuer shall cooperate with the Trustee in enforcing the payment of all amounts under the Lease Agreement and shall require the Lessee to perform all of its obligations under the Lease Agreement.


                            ARTICLE VIII

                        DEFAULT AND REMEDIES

      Section 801. Events of Default. If any one or more of the following events occur, it is hereby defined as and declared to be and to constitute an "Event of Default":

      (a) Default in the due and punctual payment of any interest on any Bond; provided, however, that delinquent payments of interest on any Subordinate Bonds shall only constitute a Default if the Letter of Credit Provider provides written instruction to the Trustee, the Lessee and the Issuer that such delinquency is to be deemed an Event of Default under this Indenture;

      (b) Default in the due and punctual payment of the principal of, or redemption premium, if any, on any Bond, whether at the maturity thereof, or upon proceedings for redemption thereof; provided, however, that delinquent payments of the principal of or redemption premium on any Subordinate Bonds shall only constitute an Event of Default if the Letter of Credit Provider provides written instruction to the Trustee, the Lessee and the Issuer that such delinquency is to be deemed an Event of Default under this Indenture;

      (c) Failure to pay the purchase price of any Parity Bond on the Purchase Date, Interest Rate Mode Conversion Date or Substitute Letter of Credit Date as provided in Section 306 or 307;

      (d) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer contained in this Indenture or in the Bonds, and the continuance thereof for a period of 60 days after written notice given to the Issuer, the Lessee and the Letter of Credit Provider by the Trustee or to the Trustee, the Lessee, the Issuer and the Letter of Credit Provider by the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding, provided, however, if the failure stated in the notice cannot be corrected within said 60-day period, the Trustee may consent in writing to an extension of such time prior to its expiration and the Trustee will not unreasonably withhold its consent to such an extension if corrective action is instituted by the Issuer, the Lessee or the Letter of Credit Provider within the 60-day period and diligently pursued to completion and if such consent, in its judgment, does not materially adversely affect the interests of the Bondowners;

      (e) The occurrence of an Event of Bankruptcy with respect to the Issuer;

      (f) Failure by the Letter of Credit Provider to pay to the Trustee, after proper demand in accordance with the terms of the Letter of Credit, any amount payable thereunder in respect of the principal of and interest on, or the purchase price of, the Parity Bonds; or

      (g) The occurrence of an Event of Bankruptcy with respect to the Letter of Credit Provider.

      Section 802.   Acceleration.

      (a) If an Event of Default described in clause (a), (b), (c), (f) or (g) of Section 801 has occurred and is continuing, the Trustee shall, by notice in writing delivered to the Issuer, the Lessee and the Letter of Credit Provider, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable, and the Trustee shall provide for payment of the principal of and interest on the Bonds as provided in
Section 504.

      (b) Subject to the provisions of Section 814, if an Event of Default described in clause (d) or (e) of Section 801 has occurred and is continuing, the Trustee may, and upon the written request of the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding or the Letter of Credit Provider shall, by notice in writing delivered to the Issuer, the Lessee and the Letter of Credit Provider declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

      (c) On the date of acceleration of payment pursuant to the provisions of this Section, interest shall cease to accrue on the Bonds Outstanding.

      Section 803. Surrender of Possession of Trust Estate; Rights and Duties of Trustee in Possession.

      (a) Subject to Section 814, if an Event of Default has occurred and is continuing, the Issuer, upon demand of the Trustee (subject to the rights of the Trustee under Article IX, including its receipt of indemnity acceptable to it pursuant to Section 901), shall forthwith surrender the possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to:

           (i) take possession of all or any part of the Trust Estate, together with the books, papers and accounts of the Issuer pertaining thereto, and including the rights and the position of the Issuer under the Lease Agreement, and to hold, operate and manage the same,

           (ii) from time to time make all needful repairs and improvements as shall be deemed wise by the Trustee;

           (iii)lease the Project or any part thereof, in the name and for account of the Issuer, and collect, receive and sequester the rents, revenues and receipts therefrom, and out of the same and any moneys received from any receiver of any part thereof pay, and set up proper reserves for the payment of all proper costs and expenses of so taking, holding and managing the same, including without limitation (A) reasonable compensation to the Trustee, its agents and counsel, (B) any reasonable charges of the Trustee hereunder, (C) any taxes and assessments and other charges prior to the lien of this Indenture, which the Trustee may deem it wise to pay, and (D) all expenses of such repairs and improvements, and the Trustee shall apply the remainder of the moneys so received in accordance with Section 808.

      (b) If an Event of Default has occurred and is continuing, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondowners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate or any part thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

      (c) Whenever all that is due upon the Bonds shall have been paid and all defaults made good, the Trustee shall surrender possession of the Trust Estate to the Issuer, its successors or assigns, the same right of entry, however, to exist upon any subsequent Event of Default.

      (d) While in possession of the Trust Estate, the Trustee shall render annually to the Issuer, the Lessee and the Letter of Credit Provider a summarized statement of receipts and expenditures in connection therewith.

      Section 804.  Appointment  of  Receivers  in Event of Default.  Subject to
Section 814, if an Event of Default has occurred and is continuing, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondowners and Letter of Credit

Provider under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

      Section 805.   Exercise of Remedies by the Trustee.

      (a) Subject to Section 814, if an Event of Default has occurred and is continuing, the Trustee may pursue any available remedy at law or equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of and redemption premium, if any, and interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.

      (b) Subject to Section 814, if an Event of Default has occurred and is continuing, and if requested so to do by the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding and indemnified as provided in Section 901(l), the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Article as the Trustee, being advised by counsel, deems most expedient in the interests of the Bondowners.

      (c) All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Bondowner, and any recovery or judgment shall, subject to Section 808, be for the equal benefit of all the Owners of the Outstanding Bonds.

      Section 806.   Limitation on Exercise of Remedies by Bondowners.

      (a) Subject to Section 814, no Bondowner or beneficial owner thereof shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless:

           (i) a default has occurred of which the Trustee has been notified as provided in subparagraph (h) of Section 901 or of which by said subparagraph the Trustee is deemed to have notice, and

           (ii) such default has become an Event of Default, and

           (iii)the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding have made written request to the Trustee, have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and have offered to the Trustee indemnity as provided in
      Section 901(l), and

           (iv) the Trustee thereafter fails or refuses to exercise the powers herein granted or to institute such action, suit or proceeding in its own name;

and such notification, request and offer of indemnity are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Bondowners shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and, subject to the Section 808, for the equal benefit of the Owners of all Bonds then Outstanding.

      (b) Nothing in this Indenture, however, shall affect or impair the right of any Bondowner to payment of the principal of, redemption premium, if any, and interest on any Bond at and after its maturity or the obligation of the Issuer to pay the principal of, redemption premium, if any, purchase price and interest on each of the Bonds to the respective Owners thereof at the time, place, from the source and in the manner herein and in such Bond expressed.

      Section 807. Right of Bondowners to Direct Proceedings. Subject to Section 814 and any other provision in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided, further, that the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith determines that the proceeding so directed would involve it in personal liability.

      Section 808.   Application of Moneys in Event of Default.

      (a) Upon an Event of Default all moneys held or received by the Trustee pursuant to this Indenture, the Lease Agreement, the Letter of Credit or pursuant to any right given or action taken under this Article shall, after payment of the reasonable fees, costs and expenses of the Trustee and the Issuer in connection with the proceedings resulting in the collection of such moneys be deposited in the Bond Funds and all moneys so deposited in the Bond Funds shall be applied as follows:

           (i) If the principal of all the Bonds has not become or has not been declared due and payable, all such moneys shall be applied:

                First: To the payment to the persons entitled thereto of all installments of interest then due and payable on the Parity Bonds (excluding Lessee Bonds), in the order in which such installments of interest became due and payable, with interest thereon at the rate or rates specified in the respective Parity Bonds to the extent permitted by law, and, if the amount available is not sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege.

                Second: To the payment to the persons entitled thereto of the unpaid principal of and redemption premium, if any, on any of the Parity Bonds (other than Lessee Bonds) that have become due and payable (other than Parity Bonds called for redemption for the payment of which moneys or securities are held pursuant to this Indenture), in the order of their due date, with interest on such principal and redemption premium, if any, at the rate or rates specified in the respective Parity Bonds (other than Lessee Bonds) from the respective dates upon which they became due and payable, and, if the amount available is not sufficient to pay in full such principal and redemption premium, if any, due on any particular date, together with such interest, then to the payment ratably, according to the amounts of principal and redemption premium, if any, due on such date, to the persons entitled thereto without any discrimination or privilege.

                Third: To the payment of the reasonable expenses, liabilities and advances incurred or made by the Trustee.

                Fourth: To the payment of all amounts due to the Letter of Credit Provider under the Letter of Credit Documents.

               Fifth: To the payment of all amounts due with respect to Lessee Bonds.

                Sixth: To the payment to the persons entitled thereto of all installments of interest then due and payable on the Subordinate Bonds, in the order in which such installments of interest became due and payable, with interest thereon at the rate or rates specified in the respective Subordinate Bonds to the extent permitted by law, and, if the amount available is not sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege.

                Seventh: To the payment to the persons entitled thereto of the unpaid principal of and redemption premium, if any, on any of the Subordinate Bonds that have become due and payable (other than Subordinate Bonds called for redemption for the payment of which moneys or securities are held pursuant to this Indenture), in the order of their due date, with interest on such principal and redemption premium, if any, at the rate or rates specified in the respective Subordinate Bonds from the respective dates upon which they became due and payable, and, if the amount available is not sufficient to pay in full such principal and redemption premium, if any, due on any particular date, together with such interest, then to the payment ratably, according to the amounts of principal and redemption premium, if any, due on such date, to the persons entitled thereto without any discrimination or privilege.

           (ii) If the principal of all the Bonds has become due or has been declared due and payable, all such moneys shall be applied first to the payment of the principal, redemption premium, if any, and interest then due and unpaid on all of the Parity Bonds (except the Lessee Bonds), with interest on such principal and redemption premium, if any, and, to the extent permitted by law, on such interest, at the rate or rates specified in the respective Parity Bonds, without preference or priority of principal, redemption premium or interest over principal, redemption premium or interest or of any installment of interest over any other installment of interest or of any Parity Bond over any other Parity Bond, ratably, according to the amounts due respectively for principal, redemption premium, if any, and interest, to the persons entitled thereto, without any discrimination or privilege. The principal of, redemption premium, if any, and interest due and unpaid on all Lessee Bonds shall only be paid upon payment in full of all the Parity Bonds Outstanding (other than Lessee Bonds) and payment of all amounts due to the Letter of Credit Provider under the Letter of Credit Documents.

           (iii)If the principal of all the Bonds has become due or has been declared due and payable and all payments specified under Section 808
      (a)(ii) have been made, all such moneys shall be applied next to the payment of the principal, redemption premium, if any, and interest then due and unpaid on all of the Subordinate Bonds, with interest on such principal and redemption premium, if any, and, to the extent permitted by law, on such interest, at the rate or rates specified in the respective Subordinate Bonds, without preference or priority of principal, redemption premium or interest over principal, redemption premium or interest or of any installment of interest over any other installment of interest or of any Subordinate Bond over any other Subordinate Bond, ratably, according to the amounts due respectively for principal, redemption premium, if any, and interest, to the persons entitled thereto, without any discrimination or privilege. The principal of, redemption premium, if any, and interest due and unpaid on all Subordinate Bonds shall only be paid upon payment in full of all the Parity Bonds Outstanding and payment of all amounts due to the Letter of Credit Provider under the Letter of Credit Documents.

      (iv) If the principal of all the Bonds has been declared due and payable, and if such declaration thereafter has been rescinded and annulled under this Article then, subject to subparagraphs (a)(ii) and (a) (iii) of this Section, in the event that the principal of all the Bonds later becomes due or is declared due and payable, the moneys shall be applied in accordance with subparagraph
(a)(i) of this Section.

      (b) Whenever moneys are to be applied pursuant to this Section, such moneys shall be applied at such times and from time to time as the Trustee shall determine, having due regard to the amount of such moneys available and which may become available for such application in the future. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give the Owners notice of the proposed payment of any defaulted interest and shall give such other notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date and shall not be required to make payment to the Owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

      (c) Whenever all of the Bonds and interest thereon have been paid under this Section, and all fees, expenses and charges of the Trustee have been paid, any balance remaining in the Bond Funds shall be paid to the Letter of Credit Provider or the Lessee as provided in Section 507.

      (d) Nothing in this Section is intended to authorize or permit the Trustee to draw on the Letter of Credit for payment of the Trustee's fees or expenses, the Tender Agent's fees or expenses or the payment of any amount due with respect to the Subordinate Bonds or to use any amount drawn under the Letter of Credit for payment of the Trustee's fees or expenses, the Tender Agent's fees or expenses or the payment of any amount due with respect to the Subordinate Bonds.

      Section 809. Remedies Cumulative. No remedy conferred by this Indenture upon or reserved to the Trustee or to the Bondowners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondowners hereunder or now or hereafter existing at law or in equity or by statute.

      Section 810. Delay or Omission Not Waiver. No delay or omission to exercise any right, power or remedy accruing upon any default or Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein, and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

      Section 811. Effect of Discontinuance of Proceedings. If the Trustee has proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry, or otherwise, and such proceedings have been discontinued or abandoned for any reason, or have been determined adversely, then and in every such case the Issuer, the Lessee, the Trustee, the Letter of Credit Provider and the Bondowners shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

    Section 812. Waivers of Events of Default. Subject to Section 814, the Trustee shall waive any Event of Default and its consequences and rescind any declaration of maturity of principal upon the written request of the Owners of a majority in aggregate principal amount of the Bonds then Outstanding;

provided that there shall not be waived without the consent of the Owners of all the Bonds Outstanding (a) any Event of Default in the payment of the principal of any Outstanding Bonds at their maturity, (b) any Event of Default in the payment of the purchase price of any Outstanding Bonds, or (c) any Event of Default in the payment when due of the interest on any such Bonds unless, prior to such waiver or rescission, all arrears of interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of interest in respect of which such default shall have occurred, or all arrears of payments of principal when due, as the case may be, and all fees, charges and expenses of the Trustee in connection with such Event of Default shall have been paid or provided for; and, provided further, the Trustee shall not waive an Event of Default described in Section 801(g) unless the Trustee has received written notification from the Letter of Credit Provider consenting to such waiver and stating that the Event of Bankruptcy has been discharged or dismissed and that the Letter of Credit has been reinstated in full. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default has been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Lessee, the Trustee, the Bondowners and the Letter of Credit Provider shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

      Section 813. Opportunity of Lessee and the Letter of Credit Provider to Cure Defaults. With regard to any alleged default concerning which notice is given to the Lessee and the Letter of Credit Provider under Section 801(d), the Issuer hereby grants the Lessee and the Letter of Credit Provider full authority on behalf of the Issuer to perform any covenant, agreement or obligation, the nonperformance of which is alleged in said notice to constitute a default, in the name and stead of the Issuer, with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts in order to remedy such default.

      Section 814. Letter of Credit Provider to Direct Trustee. Any provision in this Article to the contrary notwithstanding, if an Event of Default described in subparagraph (a), (b), (c), (f) or (g) of Section 801 has occurred and is continuing, the Letter of Credit Provider has no right to direct the Trustee in exercising its remedies under this Indenture. Upon an Event of Default described in subparagraph (d) or (e) of Section 801, the Trustee (a) shall exercise the remedies provided for under this Indenture only if and as directed in writing by the Letter of Credit Provider and (b) shall not waive any Event of Default or rescind any declaration of maturity of principal without the prior written consent of the Letter of Credit Provider. Any direction from the Letter of Credit Provider must be in accordance with the provisions of law and of this Indenture. The Trustee shall have the right to decline to follow any direction if the Trustee in good faith determines that the proceeding so directed would involve it in personal liability.

      Section 815. Rights of Letter of Credit Provider. As long as the Letter of Credit is in effect, no Event of Default described in subparagraphs (a), (b),
(c), (f) or (g) of Section 801 has occurred and is continuing and the Letter of Credit Provider is not insolvent, the Letter of Credit Provider shall be deemed to be the Owner of all Bonds that are secured by the Letter of Credit, all Pledged Bonds and all Lessee Bonds for all purposes of this Article following the occurrence of an Event of Default under this Indenture.

      If (i) an Event of Default shall occur and be continuing under this Indenture, or (ii) the Trustee shall draw under the Letter of Credit in connection with the redemption or mandatory tender in whole of the Bonds, and in either such case the Letter of Credit Provider shall have provided the Trustee with funds pursuant to the Letter of Credit for the payment in full of principal or redemption price, if any, of and the interest on the Bonds, then, and in such event, the Letter of Credit Provider shall be subrogated to all rights theretofore possessed under the Indenture by the Trustee and the Owners in respect of which such principal or redemption price, if any, and interest shall have been paid with funds provided by the Letter of Credit Provider and not fully reimbursed to the Letter of Credit Provider. After the payment in full of all bonds owned by the Owners, any reference herein to the holders of the Bonds or to the Owners shall mean the Letter of Credit Provider to the extent of those subrogation rights resulting from the payments made pursuant to the Letter of Credit.

      Section 816. Surrender of Letter of Credit. If at any time a Substitute Letter of Credit is delivered to the Trustee, together with the other documents and opinions required by this Indenture, then the Trustee shall accept such Substitute Letter of Credit and concurrently with the acceptance thereof, the Trustee shall surrender the Letter of Credit previously in effect to the issuer thereof, in accordance with the terms thereof. If at any time there shall cease to be any Parity Bonds Outstanding under this Indenture, or if the Letter of Credit expires in accordance with the terms of such Letter of Credit, the Trustee shall surrender the Letter of Credit to the issuer thereof for cancellation. The Trustee shall comply with any procedures set forth in the Letter of Credit relating to the termination thereof.


                             ARTICLE IX

             TRUSTEE, REMARKETING AGENT AND TENDER AGENT

      Section 901. Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture and the Letter of Credit, the Bond Pledge Agreement, the Lease Agreement and any and all other documents executed in connection with the Bonds (the "Related Documents"), and agrees to perform said trusts exercising the same degree of care and skill as a prudent corporate trustee ordinarily would exercise under the circumstances, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture and the Related Documents against the Trustee:

           (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Related Documents. If any Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Related Documents, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his affairs.

           (b) The Trustee may execute any of the trusts or powers or perform any duties hereunder or under the Related Documents either directly or through agents, attorneys or receivers and shall not be responsible for any misconduct or negligence on the part of any agent, attorney or receiver appointed or chosen by it with due care, and the Trustee shall be entitled to act and shall be protected in acting or relying upon the opinion or advice of counsel, who may be counsel to the Issuer, to the Lessee or to the Letter of Credit Provider, concerning all matters of trust hereof, the duties hereunder and the duties under the Related Documents, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction by it taken or omitted to be taken in good faith in reliance upon such opinion or advice of counsel.

           (c) The Trustee shall not be responsible for any recital herein, the Related Documents or in the Bonds (except with respect to the Certificate of Authentication executed by the Trustee), or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any Supplemental Indentures or instruments of further assurance, or for the sufficiency of the security for the Bonds. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Article VI.

           (d) The Trustee shall not be accountable for the use of any Bonds authenticated and delivered hereunder. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

           (e) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture or the Related Documents reasonably believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons.

           (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of the trust created under this Indenture and the Related Documents the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, the Trustee shall be entitled to rely upon a certificate signed by the Authorized Issuer Representative, the Authorized Lessee Representative or the Authorized Letter of Credit Provider Representative, as the case may be, as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in subparagraph (h) of this Section or of which by said subparagraph it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

           (g) The permissive right of the Trustee to do things enumerated in this Indenture and the Related Documents shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

           (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or under the Related Documents except for Events of Default under subparagraphs (a), (b), (c) or (f) of Section 801, unless the Trustee is specifically notified in writing of such default by the Issuer, by the Owners of at least 25% in aggregate principal amount of all Bonds then Outstanding or by the Letter of Credit Provider.

           (i) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right, but shall not be required, to inspect any and all of the property herein and in the Related Documents conveyed, including all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

           (j) The Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers hereunder or under the Related Documents or otherwise in respect of the Project.

           (k) The Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

           (l) Before taking any action under this Indenture or the Related Documents, the Trustee may require that satisfactory indemnity be furnished to it for the reimbursement of all reasonable fees, costs and expenses to which it may be put and to protect it against all liability it may incur in or by reason of such action including, without limitation, liability in connection with environmental contamination and the cleanup thereof, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken; provided, however, the Trustee may not require indemnity before making payments or principal and interest when due on the Bonds from Available Moneys on deposit in the Series 1998A Bond Fund or making draws on the Letter of Credit as required by the terms of this Indenture or accelerating the Bonds in accordance with the terms hereof.

           (m) The Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture or the Related Documents.

           (n) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owner of a majority in principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceedings for any remedy available to the Trustee under this Indenture or Related Documents.

           (o) No provision of this Indenture or the Related Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (p) Any request or direction of the Issuer, the Letter of Credit Provider or the Lessee mentioned herein shall, unless other evidence is specifically provided for, be sufficiently evidenced by a document signed by, respectively, an Authorized Issuer Representative, an Authorized Letter of Credit Provider Representative, or an Authorized
      Lessee Representative.

         (q) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Lessee, personally or by agent or attorney.

           (r) The Trustee shall be under no duty, obligation or responsibility to verify any insurance policy, audit, schedule, statement, report, surety bond or other instrument required or directed to be delivered or filed with it by any of the provisions hereof nor shall it be under any duty of any other character with respect thereto; except to review such document to verify compliance with the Indenture or the Lease Agreement or exhibit such documents as it may have in its possession or give the same from time to time during reasonable business hours to any Registered Owner desiring to make any inspection thereof.

           (s) The Trustee will not be liable for any error of judgment made in good faith by an officer director or employee of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

           (t) The Trustee may elect not to proceed in accordance with the directions of the Owners without incurring any liability to the Owner if in the opinion of the Trustee such direction may result in environmental or other liability to the Trustee, in its capacity as trustee or in an individual capacity for which the Trustee has not received indemnity pursuant to subparagraph (l) from the Owners. The Trustee may rely upon an opinion of counsel addressed to the Issuer and the Trustee in determining whether any action directed by the Owners may result in such liability.

           (u) Notwithstanding anything to the contrary contained in this Indenture, in the event the Trustee is entitled or required to commence an action or otherwise exercise remedies to acquire control or possession of any or all of the Project, the Trustee shall not be required to commence any such action or exercise any such remedy if the Trustee has determined in good faith that it may incur liability under an Environmental Law (as defined below) as the result of the presence at, or release on or from the Project of any Hazardous Material (as defined below) unless the Trustee has received security or indemnity, from a person, in an amount and in a form all satisfactory to the Trustee in its sole discretion, protecting the Trustee from all such liability. The term "Hazardous Materials" as used herein shall mean any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum-based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Law and the regulations promulgated thereunder. The term "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

         (v) Notwithstanding any other provision of this Indenture to the contrary, any provision intended to provide authority to act, right to payment of fees and expenses, protection, immunity and indemnification to the Trustee shall be interpreted to include any action of the Trustee whether it is deemed to be in its capacity as Trustee, Bond Registrar or Paying Agent.

      Section 902. Fees, Charges and Expenses of the Trustee. The Trustee shall be entitled to payment of and/or reimbursement for reasonable fees for its ordinary services rendered under this Indenture and all advances, agent and counsel fees and other ordinary expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, if it becomes necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided that if such extraordinary services or extraordinary expenses are occasioned by the negligence or willful misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds and as Bond Registrar. Pursuant to Section
4.4 of the Lease Agreement, the Lessee has agreed to pay to the Trustee all fees, charges and expenses of the Trustee under this Indenture. The Trustee agrees that the Issuer shall have no liability for any fees, charges and expenses of the Trustee and that no fees, charges or expenses of the Trustee shall be paid from moneys drawn under the Letter of Credit, and the Trustee agrees to look only to the Lessee for the payment of all fees, charges and expenses of the Trustee, the Paying Agent and the Bond Registrar as provided in the Lease Agreement; provided, however, upon the occurrence of an Event of Default and during its continuance and subject to the Letter of Credit Provider Documents so long as the Letter of Credit Provider has honored all properly presented and conforming draws on the Letter of Credit, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, redemption premium, if any, or interest on any Bond, upon all moneys in its possession except from moneys received from drawings under the Letter of Credit, under any provision hereof for the foregoing advances, fees, costs and expenses incurred.

      Section 903. Notice to Bondowners, the Issuer and the Letter of Credit Provider if Default Occurs. If an Event of Default occurs of which the Trustee is by subparagraph (h) of Section 901 required to take notice or if notice of an Event of Default is given as provided in subparagraph (h), then the Trustee shall give immediate written notice thereof as provided in Section 1303 to the Issuer and the Letter of Credit Provider and shall give written notice promptly thereafter by first class mail, postage prepaid, to the Owners of all Bonds then Outstanding at their respective addresses appearing on the Bond Register.

      Section 904. Intervention by the Trustee. In any judicial proceeding to which the Issuer is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Bondowners or the Letter of Credit Provider, the Trustee may intervene on behalf of Bondowners and the Letter of Credit Provider and shall do so if requested in writing by the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding or the Letter of Credit Provider, provided that the Trustee shall first have been offered such reasonable indemnity as it may require against the costs, expenses and liabilities which it may incur in or by reason of such proceeding.

      Section 905. Successor Trustee Upon Merger, Consolidation or Sale. Any corporation or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

      Section 906. Resignation of Trustee or Paying Agent. The Trustee or Paying Agent may at any time resign from the trusts hereby created by giving at least 30 days written notice to the Issuer, the Lessee, the Remarketing Agent, the Letter of Credit Provider and the Bondowners, but such resignation shall not take effect until the appointment of a successor Trustee or Paying Agent by the Bondowners or by the Issuer pursuant to Section 908 and the acceptance of such appointment pursuant to Section 909.

      Section 907. Removal of Trustee or Paying Agent. The Trustee or Paying Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, the Paying Agent (if different from the Trustee), the Issuer, the Remarketing Agent, the Letter of Credit Provider and the Lessee and signed by the Issuer (as long as no Event of Default has occurred and is continuing or no event which, with the giving of notice or passage of time, would constitute an Event of Default) or the Owners of a majority in aggregate principal amount of the Bonds then Outstanding, but such removal shall not take effect until the appointment of a successor Trustee or Paying Agent by the Bondowners or by the Issuer pursuant to Section 908 and the acceptance of such appointment pursuant to Section 909.

      Section 908. Appointment of Successor Trustee or Paying Agent. If the Trustee or Paying Agent resigns or is removed, or otherwise becomes incapable of acting hereunder, or if it is taken under the control of any state or federal court or administrative body, public officer or officers or of a receiver appointed by a court, a successor may be appointed by the Owners of a majority in aggregate principal amount of the Bonds then Outstanding, with the consent of the Issuer and the Letter of Credit Provider, by an instrument or concurrent instruments in writing; provided that, in case of such vacancy, the Issuer, by an instrument executed and signed by its President or Vice President and attested by its Secretary or Assistant Secretary under its seal, with the consent of the Letter of Credit Provider, may appoint a temporary Trustee or Paying Agent to fill such vacancy until a successor Trustee or Paying Agent is appointed by the Bondowners in the manner above provided; provided further, if no successor has been appointed within 30 days after notice of the resignation or removal is given, the Trustee or Paying Agent may petition a court of competent jurisdiction to appoint a successor. Any such temporary Trustee or Paying Agent so appointed by the Issuer shall immediately and without further acts be superseded by the successor Trustee or Paying Agent so appointed by such Bondowners and consented to by the Issuer and the Letter of Credit Provider. Every such Trustee or Paying Agent appointed pursuant to this Section shall be a trust company or bank in good standing and qualified to accept such trusts having a reported combined capital stock, undivided profits and surplus of not less than $25,000,000.

      Section 909. Vesting of Trusts in Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessors, the Issuer, the Remarketing Agent, the Lessee and the Letter of Credit Provider an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but such predecessor nevertheless, on the written request of the Issuer, shall execute and deliver such instruments as are necessary or desirable to transfer to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor, and the duties and obligations of the predecessor hereunder shall cease and terminate. Every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      Section 910. Right of Trustee to Pay Taxes and Other Charges. If case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Project is not paid as required herein or in the Lease Agreement, the Trustee may pay such tax, assessment or governmental charge or insurance premium without prejudice to any rights of the Trustee or the Bondowners or the Letter of Credit Provider hereunder arising in consequence of such failure; but the Trustee shall be under no obligation to make any such payment unless it has been requested to do so by the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding or the Letter of Credit Provider and has been provided adequate funds for the purpose of such payment. Any amount at any time so paid under this Section, with interest thereon from the date of payment at 2% over the prime rate of interest announced from time to time by the Trustee, shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of or redemption premium, if any, or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts derived by the Issuer pursuant to the Lease Agreement, if not otherwise caused to be paid. In no event shall such amounts be payable from the proceeds of any draw under the Letter of Credit.

      Section 911.   Trust Estate May Be Vested in Co-trustee.

      (a) It is a purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease Agreement and in particular in case of the enforcement hereof or thereof upon default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint, with the prior written consent of the Letter of Credit Provider, an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint, with the prior written consent of the Letter of Credit Provider, such co-trustee or separate trustee.

      (b) If the Trustee appoints and the Letter of Credit Provider consents to an additional individual or institution as a co-trustee or separate trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant, agreement and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

      (c) Should any deed, conveyance or instrument in writing from the Issuer be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      (d) If any co-trustee or separate trustee dies, becomes incapable of acting, resigns or is removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

      Section 912. Annual Accounting. The Trustee shall render an annual accounting to the Issuer, the Lessee, the Letter of Credit Provider and to any Bondowner requesting the same, at the cost of such Bondowner, showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting period and the balance in any funds created by this Indenture as of the beginning and close of such accounting period.

      Section 913. Remarketing Agent. The Issuer hereby appoints George K. Baum & Company, Kansas City, Missouri, as the Remarketing Agent under this Indenture. The Remarketing Agent shall designate to the Trustee, the Tender Agent, the Lessee and the Letter of Credit Provider its principal office (if different from the office designated in Section 1303) and signify its acceptance of the duties and obligations imposed upon it hereunder by entering into the Remarketing Agreement, under which the Remarketing Agent acknowledges its qualifications and authority to act as Remarketing Agent under this Indenture and agrees as follows:

           (a) to hold all moneys delivered to it hereunder for the purchase of Series 1998A Bonds in trust for the benefit of the person which shall have so delivered such moneys until the Series 1998A Bonds purchased with such moneys shall have been delivered to or for the account of such person, and not to commingle such moneys with its general funds;

           (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee and the Letter of Credit Provider at all reasonable times; and

           (c) to perform and satisfy all other duties and obligations of the Remarketing Agent under this Indenture and the Remarketing Agreement.

      Section 914.   Qualifications of Remarketing Agent.

      (a) The Remarketing Agent shall be a financial institution or a member of the National Association of Securities Dealers, Inc. and shall be authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties hereunder by giving at least 60 days' notice to the Issuer, the Letter of Credit Provider, the Lessee, the Tender Agent, the Trustee and the Owners of the Series 1998A Bonds. The Remarketing Agent may be removed at any time by an instrument signed by the Lessee and reasonably approved by the Letter of Credit Provider and filed with the Letter of Credit Provider, the Lessee, the Tender Agent, the Trustee and the Owners of the Series 1998A Bonds; provided that such resignation or removal shall not be effective unless and until a successor Remarketing Agent has been appointed by the Lessee and reasonably approved by the Letter of Credit Provider.

      (b) In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Series 1998A Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

      (c) If the Lessee fails to appoint a Remarketing Agent hereunder, or if the Remarketing Agent resigns or is removed, or is dissolved, or if the property or affairs of the Remarketing Agent are taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Lessee has not appointed its successor as Remarketing Agent, the Tender Agent, upon receipt of written notice from the Lessee and notwithstanding the provisions of the first paragraph of this Section 914, shall ipso facto be deemed to be the Remarketing Agent for all purposes of

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


this Indenture until the appointment by the Lessee of the successor Remarketing Agent and approval thereof by the Letter of Credit Provider; provided that the Tender Agent, in its capacity as Remarketing Agent, shall not be required to sell Series 1998A Bonds or determine the interest rate on the Series 1998A Bonds pursuant to the provisions hereof and provided further that the Tender Agent may, with the approval of the Letter of Credit Provider, appoint a Remarketing Agent which meets the qualifications set forth in this Section until the appointment of a successor Remarketing Agent by the Lessee.

      Section 915. Tender Agent. The Issuer hereby appoints the Trustee as the initial Tender Agent under this Indenture, and the Trustee agrees to carry out its responsibilities described herein. If the Tender Agent is other than the Trustee, the Tender Agent shall designate to the Trustee, the Remarketing Agent, the Lessee and the Letter of Credit Provider its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by entering into the Tender Agreement, a copy of which shall be delivered to the Issuer, under which the Tender Agent acknowledges its qualifications and authority to act as Tender Agent under this Indenture and will agree as follows:

           (a) to hold all moneys delivered to it hereunder for the purchase of Series 1998A Bonds in trust for the benefit of the person which shall have so delivered such moneys until the Series 1998A Bonds purchased with such moneys shall have been delivered to or for the account of such person, and not to commingle such moneys with its general funds;

           (b) to hold all Series 1998A Bonds delivered to it hereunder in trust for the benefit of the respective Bondowners which shall have so delivered such Series 1998A Bonds until such Series 1998A Bonds are required to be delivered;

           (c) to hold all Pledged Bonds purchased with moneys representing the proceeds of a drawing on the Letter of Credit pursuant to Section 308 to be held pursuant to Section 310 as agent and bailee;

           (d) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection at all reasonable times by the Issuer, the Trustee, the Remarketing Agent and the Letter of Credit Provider; and

           (e) to perform and satisfy all other duties and obligations of the Tender Agent under this Indenture and the Tender Agreement.

      Section 916.   Qualifications of Tender Agent.

      (a) The Tender Agent shall be a bank, shall have a capitalization of at least $25,000,000 and shall be authorized by law to perform all the duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of its duties hereunder by giving at least sixty (60) calendar days' notice to the Issuer, the Letter of Credit Provider, the Lessee, the Remarketing Agent, the Trustee and the Owners. The Tender Agent may be removed at any time by an instrument signed by the Lessee and reasonably approved by the Letter of Credit Provider and filed with the Issuer, the Remarketing Agent, the Letter of Credit Provider, the Trustee and the Owners; provided that neither such resignation nor such removal shall be effective unless and until a successor Tender Agent has been appointed by the Lessee and reasonably approved by the Letter of Credit Provider.

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


      (b) In the event of the resignation or removal of the Tender Agent, the Tender Agent shall pay over, assign and deliver any moneys and Series 1998A Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee. Any successor Tender Agent shall designate to the Trustee, the Remarketing Agent, the Lessee, the Owners and the Letter of Credit Provider its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by entering into a tender agreement or other written agreement satisfactory to the Trustee, the Remarketing Agent, the Lessee and the Letter of Credit Provider, a copy of which shall be delivered to the Issuer, under which the successor Tender Agent acknowledges its qualifications and authority to act as Tender Agent under this Indenture and agrees to the provisions set forth in subparagraphs (a), (b), (c), (d) and (e) of Section 915.

      (c) If the Lessee fails to appoint a Tender Agent hereunder, or if the Tender Agent resigns or is removed, or is dissolved, or if the property or affairs of the Tender Agent are taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Lessee has not appointed its successor as Tender Agent, the Trustee, upon receipt of written notice from the Lessee and notwithstanding the provisions of paragraph (a), shall ipso facto be deemed to be the Tender Agent for all purposes of this Indenture until the appointment by the Lessee of the successor Tender Agent and approval thereof by the Letter of Credit Provider.


                              ARTICLE X

                       SUPPLEMENTAL INDENTURES

      Section 1001. Supplemental Indentures Not Requiring Consent of Bondowners. Subject to the provisions of Section 1003, the Issuer and the Trustee may from time to time, without the consent of or notice to any of the Bondowners, enter into any Supplemental Indenture as may be required for any one or more of the following purposes:

           (a) To cure any ambiguity or formal defect or omission in this Indenture or to correct or supplement any provision herein which may be inconsistent with any other provision of this Indenture;

           (b) To grant to or confer upon the Trustee for the benefit of the Bondowners any additional rights, remedies, or authority that may lawfully be granted to or conferred upon the Bondowners or the Trustee or either of them;

           (c) To more precisely identify the Project or to substitute or add additional property thereto;

           (d) To subject to this Indenture additional revenues, properties or collateral;

           (e) To evidence the appointment of a separate trustee or the succession of a new Trustee;

           (f) To comply with the requirements of the Trust Indenture Act of 1939, as amended;

           (g)  To extend or renew the Letter of Credit;

           (h) To make any other change (except any change  described in clauses
      (i), (ii), (iii), (iv) or (v) of Section 1002) which, in the sole judgment of the Trustee, is not prejudicial to the Trustee or the Bondowners;

           (i) To make any other change (except any change  described in clauses
      (i), (ii), (iii), (iv) or (v) of Section 1002) that would become effective on an Interest Rate Mode Conversion Date or Substitute Letter of Credit Date if the related Notice of Interest Rate Mode Conversion, or Notice of Substitute Letter of Credit, as the case may be, sets forth the nature of the proposed Supplemental Indenture and states that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Bondowners; or

           (j) To issue Additional Bonds in accordance with Section 211 of this Indenture.

      Section 1002.  Supplemental Indentures Requiring Consent of Bondowners.

      (a) Exclusive of Supplemental Indentures covered by Section 1001 and subject to the provisions of Section 1003, the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding shall have the right, from time to time, to consent to and approve the execution by the Issuer and the Trustee of such other Supplemental Indenture or Supplemental Indentures as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided that the consent of all of the Owners of the Bonds then Outstanding shall be required for (i) an extension of the maturity of the principal of or the interest on any Bond, (ii) a reduction in the principal amount of any Bond, the rate of interest or the premium thereon or the purchase price thereof, (iii) a privilege or priority of any Bond or Bonds over any other Bond or Bonds (except as otherwise provided herein), (iv) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture, or (v) any change which, in the sole judgment of the Trustee, adversely affects the rights of the Owners to tender their Parity Bonds in accordance with Section 306 and 307.

      (b) If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such Supplemental Indenture to be mailed by first class mail, postage prepaid, to each Bondowner at his address as shown by the Bond Register. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture, shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Bondowners and shall state that such Supplemental Indenture shall not become effective until not less than 51% or 100%, as the case may be, of the Bondowners have consented thereto. If within 60 days but not exceeding one year following the mailing of such notice, the Owners of not less than the requisite aggregate principal amount of the Bonds Outstanding at the time of the execution of any such Supplemental Indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Nothing in this Section contained shall permit or be construed as permitting the modification of the rights, duties or immunities of the Trustee without the written consent of the Trustee.

      Section 1003. Consent of the Letter of Credit Provider and the Lessee to Supplemental Indentures. A Supplemental Indenture shall not become effective unless and until the Letter of Credit Provider and the Lessee shall have consented in writing to the execution and delivery of such Supplemental Indenture. In this regard, the Trustee shall cause notice of the proposed execution and

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


delivery of any Supplemental Indenture together with a copy of the proposed Supplemental Indenture to be mailed to the Letter of Credit Provider and the Lessee at least 15 days prior to the proposed date of execution and delivery of such Supplemental Indenture.

      Section 1004. Opinion of Bond Counsel. No Supplemental Indenture under this Article X shall become effective until Bond Counsel has delivered an opinion to the Issuer, the Trustee, the Remarketing Agent and the Letter of Credit Provider to the effect that the proposed Supplemental Indenture is authorized under the Act and the Indenture.

      Section 1005. Notice of Supplemental  Indenture to Remarketing  Agent. The
Trustee  shall  provide  notice  to  the  Remarketing   Agent  of  any  proposed
Supplemental Indentures under this Article X.


                             ARTICLE XI

           SUPPLEMENTAL LEASE AGREEMENTS AND AMENDMENTS TO
                        THE LETTER OF CREDIT

      Section 1101. Supplemental Lease Agreements and Amendments to the Letter of Credit Not Requiring Consent of Bondowners. Subject to the provisions of
Section 1103, the Trustee shall, without the consent of or notice to the Bondowners, consent to the execution of any Supplemental Lease Agreement or any amendment to the Letter of Credit as may be required (i) by the Lease Agreement or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) so as to more precisely identify the Project or substitute or add additional property thereto, (iv) in connection with any other change therein which, in the judgment of the Trustee, is not prejudicial to the Trustee, the Bondowners or the Letter of Credit Provider; (v) in connection with an extension or renewal of the Letter of Credit, (vi) in connection with the issuance of Additional Bonds in accordance with Section 211, or (vii) in connection with any other change therein (except any change described in clauses
(a) or (b) of Section 1102) that would become effective on an Interest Rate Mode Conversion Date or Substitute Letter of Credit Date if the related Notice of Interest Rate Mode Conversion or Notice of Substitute Letter of Credit, as the case may be, sets forth the nature of the proposed Supplemental Lease Agreement or amendment to the Letter of Credit and states that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Bondowners.

      Section 1102. Supplemental Lease Agreements and Amendments to the Letter of Credit Requiring Consent of Bondowners. Except for Supplemental Lease Agreements or amendments to the Letter of Credit covered in Section 1101 and subject to the provisions of Section 1103, the Trustee shall not consent to the execution of any Supplemental Lease Agreement or any amendment to the Letter of Credit without the mailing of notice and the obtaining of the written approval or consent of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding given and obtained as provided in
Section 1002; provided that the consent of all of the Owners of the Bonds then Outstanding shall be required for (a) a reduction or extension in the payment of Lease Payments under the Lease Agreement, or (b) a reduction in the aggregate principal amount of Bonds the Owners of which are required to consent to any Supplemental Lease Agreement or amendment to the Letter of Credit. If at any time the Issuer and the Lessee shall request the consent of the Trustee to any such proposed Supplemental Lease Agreement or amendment to the Letter of Credit, the Trustee shall cause notice of such proposed Supplemental Lease Agreement or amendment to the Letter of Credit to be mailed in the same manner as provided in
Section 1002 with respect to Supplemental Indentures. Such notice shall briefly set forth the

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


nature of such proposed Supplemental Lease Agreement or amendment to the Letter of Credit and shall state that copies of the same are on file at the principal corporate trust office of the Trustee for inspection by all Bondowners.

      Section 1103. Consent of the Letter of Credit Provider to Supplemental Lease Agreements. A Supplemental Lease Agreement shall not become effective unless and until the Letter of Credit Provider shall have consented in writing to the execution and delivery of such Supplemental Lease Agreement. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any Supplemental Lease Agreement together with a copy of the proposed Supplemental Lease Agreement to be mailed to the Letter of Credit Provider at least 15 days prior to the proposed date of execution and delivery of such Supplemental Lease Agreement.

      Section 1104. Opinion of Bond Counsel. No Supplemental Lease Agreement under this Article XI shall become effective until Bond Counsel has delivered an opinion to the Issuer, the Remarketing Agent, the Trustee and the Letter of Credit Provider to the effect that the proposed Supplemental Lease Agreement is authorized under the Act and the Indenture.

      Section 1105.  Notice of  Supplemental  Lease to  Remarketing  Agent.  The
Trustee  shall  provide  notice  to  the  Remarketing   Agent  of  any  proposed
Supplemental Lease under this Article XI.


                             ARTICLE XII

               SATISFACTION AND DISCHARGE OF INDENTURE

      Section 1201.  Satisfaction and Discharge of the Indenture.

      (a) When (i) all of the Bonds are deemed to be paid as provided in Section 1202, (ii) provision has been made for paying all other sums payable hereunder, including the reasonable fees and expenses of the Trustee, the Issuer, the Paying Agent, the Bond Registrar, the Remarketing Agent and the Tender Agent to the date of retirement of the Bonds, and (iii) provision has been made for paying all obligations owed to the Letter of Credit Provider under the Letter of Credit Provider Documents, then the right, title and interest of the Trustee in respect hereof shall thereupon cease, determine and be void. Thereupon, the Trustee shall cancel, discharge and release the lien of this Indenture and shall execute, acknowledge and deliver to the Issuer such instruments of satisfaction and discharge or release as shall be necessary to evidence such release and the satisfaction and discharge of the lien of this Indenture, and shall assign and deliver to the Issuer any property and revenues at the time subject to this Indenture that may then be in its possession, except amounts in the Bond Funds required to be paid to the Letter of Credit Provider and the Lessee under
Section 507 and except funds or securities held by the Trustee for the payment of the principal of and redemption premium, if any, and interest on the Bonds or the purchase price of any Undelivered Bonds.
      (b) The Issuer is hereby authorized to accept a certificate by the Trustee that all amounts payable under clauses (a)(i), (ii) and (iii) have been paid or such payment has been provided for in accordance with Section 1202 as evidence of satisfaction of this Indenture.

      Section 1202.  Bonds Deemed to be Paid.

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


      (a) Parity Bonds which are in an Interest Rate Mode other than a Weekly Mode or a Monthly Mode shall be deemed to be paid within the meaning of this Article when the interest rate on the Parity Bonds has been fixed to maturity (or a redemption date established as provided herein) and payment of the principal of, the applicable redemption premium, if any, on such Parity Bonds, and interest thereon to the due date or redemption date thereof (whether such due date is by reason of maturity or upon redemption, or otherwise), either (i) has been made or caused to be made in accordance with the terms thereof, or (ii) has been provided for by depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment (1) Available Moneys sufficient to make such payment or (2) Government Securities purchased with Available Moneys maturing as to principal and interest in such amount and at such times as will insure the availability of sufficient moneys to make such payment. Subordinate Bonds shall be deemed to be paid within the meaning of this Article when payment of the principal of, the applicable redemption premium, if any, on such Subordinate Bonds, and interest thereon to the due date or redemption date thereof (whether such due date is by reason of maturity or upon redemption, or otherwise), either (i) has been made or caused to be made in accordance with the terms thereof, or (ii) has been provided for by depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment Government Securities maturing as to principal and interest in such amount and at such times as will insure the availability of sufficient moneys to make such payment. At such time as a Bond is deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Securities.

      (b) If the maturity date or redemption date referred to in the preceding paragraph is more than 90 days from the date such Bonds are to be deemed paid, the Bonds shall only be deemed paid pursuant to the preceding paragraph if the Trustee and the Letter of Credit Provider have received from a nationally recognized independent certified public accountant or accounting firm selected by the Lessee and satisfactory to the Letter of Credit Provider a certification, satisfactory in form and substance to the Trustee and the Letter of Credit Provider, to the effect that the principal of and interest on the Government Securities to be held together with any other money to be held hereunder, will be sufficient to pay all remaining principal of, redemption premium, if any, and interest on the Bonds pursuant to the preceding paragraph.

      (c) Notwithstanding the foregoing, in the case of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clauses (a)(ii) of this Section shall be deemed a payment of such Bonds as aforesaid until, as to all such Bonds which are to be redeemed prior to their respective stated maturities, proper notice of such redemption has been given in accordance with Article III or irrevocable instructions have been given to the Trustee to give such notice.

      (d) Notwithstanding any other provision of this Indenture, all moneys or Government Securities set aside and held in trust pursuant to this Section for the payment of Bonds (including redemption premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including redemption premium thereon, if any) with respect to which such moneys and Government Securities have been so set aside in trust.

                            ARTICLE XIII

                      MISCELLANEOUS PROVISIONS

      Section 1301.  Consents  and  Other   Instruments  by   Bondowners.   Any
consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondowners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondowners in person or by agent appointed in writing. Proof of the execution of any such instrument (other than the assignment of the ownership of any Bond) or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

           (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

           (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds and the date of holding the same shall be proved by the Bond Register. Any action taken by the Trustee pursuant to this Indenture upon the request or Issuer or consent of any person who, at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

      Section 1302. Limitation of Rights Under the Indenture. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give any person, other than the parties hereto, the Bondowners and the Letter of Credit Provider, any right, remedy or claim under or in respect to this Indenture, this Indenture being intended to be and being for the sole and exclusive benefit of the parties hereto, the Bondowners and the Letter of Credit Provider as herein provided.

      Section 1303.  Notices.

      (a) Except as otherwise provided in this Indenture, it shall be sufficient service of any notice, request, complaint, demand or other paper required by this Indenture to be given or filed with the Issuer, the Trustee, the Lessee, the Letter of Credit Provider, the Remarketing Agent or the Tender Agent if the same shall be duly mailed by registered or certified mail, return receipt requested, with postage prepaid addressed to each such party at the following addresses; provided that any communication required by this Indenture to be given to any such party by telephone, facsimile, telex or other telecommunication device shall be delivered to each such party at the following telecommunication numbers and shall be deemed to be sufficiently served only when received by such party:

      Issuer:            City of Lenexa, Kansas
                         12350 West 87th Street Parkway
                         Lenexa, Kansas   66215
                         Attention:  City Clerk
                         Facsimile:   (913) 477-7504

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


      Trustee:           INTRUST Bank, N.A.
                         105 N. Main Street
                         Wichita, Kansas  67202
                         Attention:  Corporate Trust Department
                         Facsimile:   (316) 383-5848

      Lessee:            LabOne, Inc.
                         10310 W. 84th Terrace
                         Lenexa, Kansas 66214
                         Attention:  Kurt E. Gruenbacher
                         Facsimile: (913) 888-0771

      Letter of
      Credit Provider:   Commerce Bank, N.A.
                         Post Office Box 419248
                         Kansas City, Missouri 64141-6248
                         Attention:  Commercial Loan Department
                         Facsimile:  (816) 234-8648


      Remarketing Agent: George K. Baum & Company
                         120 West 12th Street
                         Twelve Wyandotte Plaza
                         Kansas City,  Missouri 64105
                         Attention: Public Finance Dept.
                         Facsimile: (816) 283-5326

      Tender Agent:      INTRUST Bank, N.A.
                         Post Office Box 47070
                         Wichita, Kansas  67201
                         Attention:  Corporate Trust Department
                         Facsimile:   (316) 383-5848

      (b) It shall be sufficient service of any notice, request, complaint, demand or other paper required by this Indenture to be given or filed with the Bondowners if the same is duly mailed by first class mail, postage prepaid, addressed to each of the Owners of Bonds at the time Outstanding at his address as shown by the Bond Register.

      (c) A duplicate copy of each notice, certificate or other communication given hereunder to any of the parties mentioned in this Section shall be given to the Trustee, the Lessee, the Remarketing Agent and the Letter of Credit Provider. The parties mentioned in the first paragraph of this Section may, by notice given hereunder, designate any further or different addresses or telecommunication numbers to which subsequent notices, certificates or other communications shall be sent to it.

      (d) If the Bonds are rated by Moody's or S&P, the Trustee shall notify Moody's or S&P, as the case may be, in writing prior to the occurrence of any of the following events: (i) any change in the Trustee; (ii) the execution and delivery of any Supplemental Indenture or Supplemental Lease Agreement, (iii) the execution of any document amending or extending the Letter of Credit, (iv) if it has knowledge of any change, the execution of any document providing for any material changes to the Reimbursement Agreement, (v) the occurrence of a defeasance in accordance with Article XII, (vi) the payment in full of the principal of the Bonds, (vii) any termination or expiration of the Letter of Credit, (viii) the delivery of any Substitute Letter of Credit, (ix) any change in the Remarketing Agent, and
(x) any conversion of the Interest Rate Mode for the Bonds. All such notices to S&P shall be mailed to: Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, Attention: Surveillance, or at such other address as S&P may designate. All such notices to Moody's shall be mailed to: Moody's Investors Services, Inc., 99 Church Street, New York, New York 10007, Attention: Public Finance Department, or at such other address as Moody's may designate.

      Section 1304. Consent of Subordinate Bondowners Not Applicable. Anything contained in this Indenture to the contrary notwithstanding, the Outstanding principal amount of Subordinate Bonds shall not be counted for the purposes of obtaining the requisite percentages of Bondowner's consent, approval or authorizations.

      Section 1305. Effect of Default of Letter of Credit Provider or Payment of Parity Bonds. Notwithstanding anything contained to the contrary in this Indenture, any and all rights given to the Letter of Credit Provider under the Indenture including, but not limited to, the giving of consents or approvals or the direction of proceedings, shall be null and void (a) during any time that an Event of Default has occurred and is continuing under Section 801(f) or (g) of the Indenture, and (b) if the Parity Bonds have been paid in full or provision has been made for the payment of all Parity Bonds in accordance with Article XII of the Indenture and all obligations owing the Letter of Credit Provider under the Letter of Credit Documents have been paid or provision has been made for payment of such obligations.

      Section  1306.   Execution  in   Counterparts.   This   Indenture  may  be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 1307. Severability. If any provision of this Indenture is held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions of this Indenture or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained shall not affect the remaining portions of this Indenture or any part thereof.

      Section 1308. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the State.
      IN WITNESS WHEREOF, the Issuer has caused this Indenture to be signed in its name and behalf and attested by its duly authorized officers, and to evidence its acceptance of the trusts hereby created, the Trustee has caused this Indenture to be signed in its name and behalf by its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers.

                                    CITY OF LENEXA, KANSAS


[SEAL]
                                    By:  /s/ Joan Bowman
                                        -----------------------
                                          Joan Bowman, Mayor

ATTEST:



By:  /s/ Sandra Howell
    ---------------------------
      Sandra Howell, City Clerk

                               INTRUST BANK, N.A.
                               as Trustee


                                      By: /s/J. Steve Larigan
                                          ------------------------------
                                        J. Steven Larigan, Vice President
[SEAL]

ATTEST:



By:    /s/ Bonnie Mosher
      -----------------------------
       Bonnie Mosher, Assistant Vice President

                                  EXHIBIT A-1

                         (FORM OF SERIES 1998A BONDS)


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

R-__                                                              $_____________


                           UNITED STATES OF AMERICA
                                STATE OF KANSAS

                            CITY OF LENEXA, KANSAS

                        TAXABLE INDUSTRIAL REVENUE BOND
                            (LABONE, INC. PROJECT)
                                 SERIES 1998A


    Rate of Interest:      Maturity Date:   Dated Date:     CUSIP No.
    -----------------      --------------   -----------     ---------
      Variable as
       Described                          ________ __, 19___
         Herein


Registered Owner:    CEDE & CO.

Principal Amount:    _____________________________________DOLLARS



      The CITY OF LENEXA, KANSAS, a municipal corporation of the State of Kansas (the "Issuer"), for value received, hereby promises to pay, solely out of the revenues hereinafter specified, to the Registered Owner identified above, or registered assigns, the Principal Amount identified above on the Maturity Date set forth above, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto, and to pay to such Registered Owner hereof interest on such principal sum from the Dated Date or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid to the Interest Payment Date at the Interest Rate (as hereinafter defined). Interest on this Series 1998A Bond while it is in the Weekly Mode or the Monthly Mode (as

                                     A-1(1)
hereinafter defined) shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and interest on this Series 1998A Bond while it is in any other Interest Rate Mode shall be computed on the basis of a 360-day year of twelve 30-day months, payable as described herein until the said principal sum shall have been paid. Upon maturity the principal of this Series 1998A Bond is payable by check or draft upon presentation of such Series 1998A Bond at the principal office of INTRUST Bank, N.A., in the City of Wichita, Kansas (the "Trustee" and "Paying Agent") or at the duly designated office of any successor Trustee or Paying Agent appointed under the Indenture. Payment of the interest on this Series 1998A Bond shall be made by the Paying Agent on each Interest Payment Date to the Owner thereof at the close of business on the Record Date (as hereinafter defined) next preceding said Interest Payment Date by check or draft mailed to such Owner at the Owner's address as it appears in the Bond Register or in such other manner as such Owner and the Paying Agent may determine or upon written request by wire transfer of immediately available funds to any Owner thereof who owns at least $500,000 principal amount of the Series 1998A Bonds at such wire transfer address as such Owner shall specify if such Owner provides written notice to the Paying Agent not less than 10 days prior to the Record Date for which any such payment is due requesting such electronic transfer. Any such written notice shall be signed by such Owner and shall include the name of the bank (which shall be in the continental United States), its address, ABA routing number and account number to which such Registered Owner wishes to have such transfer directed. The Issuer or the Trustee may impose a charge again an Owner for the reimbursement of any governmental charge required to be paid in the event that such Owner fails to provide a correct taxpayer identification number to the Trustee. Such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder or under the Series 1998A Bonds.

      THIS SERIES 1998A BOND is one of a duly authorized series of Bonds of the Issuer designated "Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A," in the aggregate principal amount of $20,000,000 (the "Series 1998A Bonds"), issued for the purpose of financing the construction, improvement and equipping of a commercial facility including real estate, buildings, improvements and equipment (the "Project"), for LabOne, Inc., a Delaware corporation (the "Lessee"). The Project will be acquired by the Issuer and leased to the Lessee pursuant to the terms of a Lease Agreement dated as of September 1, 1998, between the Issuer and the Lessee, (as amended and supplemented from time to time in accordance with the provisions thereof and the Indenture, the "Lease Agreement"), all pursuant to and in conformity with the provisions, restrictions and limitations of the Constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 et seq., as amended (the "Act"), and pursuant to proceedings duly had by the governing body of the Issuer.

      THIS SERIES 1998A BOND is issued under and is equally and ratably secured and entitled to the protection given by a Trust Indenture dated as of September 1, 1998 (as amended and supplemented from time to time in accordance with the provisions thereof, the "Indenture"), between the Issuer and the Trustee. Subject to the terms and conditions set forth therein, the Indenture permits the Issuer to issue Additional Bonds (as defined therein) secured by the Indenture ratably and on a parity with the Series 1998A Bonds. Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for this Series 1998A Bond, the rights, duties and obligations of the Issuer, the Trustee and the Registered Owner of this Series 1998A Bond, and the terms upon which this Series 1998A Bond is issued and secured. The Series 1998A Bonds are superior with respect to the pledge of revenues from the Project provided under the Indenture and in all other respects to the Issuer's Taxable Subordinate Revenue Bonds (LabOne, Inc. Project), Series 1998B, in the



                                     A-1(2)
aggregate principal amount of $5,000,000 and the Issuer's Taxable Subordinate Revenue Bonds (LabOne, Inc. Project), Series 1998C, in the aggregate principal amount of $8,000,000.

                                  DEFINITIONS

      "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) any day on which banking institutions in the city in which the principal corporate trust office of the Trustee or the principal corporate trust office of the Tender Agent or the principal office of the Remarketing Agent or the office of the Letter of Credit Provider at which demands for payment under the Letter of Credit are to be presented is located, are required or authorized by law to remain closed.

      "Calculation Period" means

      (A) in the case of the initial Calculation Period for the Series 1998A Bonds, the period from and including the date of the initial issuance and delivery of the Series 1998A Bonds to and including the following Wednesday, except that if the date of the initial issuance and delivery of the Series 1998A Bonds is a Wednesday, the initial Calculation Period shall be only such day, and

      (B) in the case of each subsequent Calculation Period,

           (i) while the Series 1998A Bonds are in the Weekly Mode, each weekly period from and including Thursday of each week to and including the following Wednesday,

           (ii) while the Series 1998A Bonds are in the Monthly Mode, each monthly period from and including the first day of each month to and including the last day of such month,

           (iii)while the Series 1998A Bonds are in the Semiannual Mode, each six-month period from and including a Semiannual Date to and including the day immediately preceding the next Semiannual Date,

           (iv) while the Series 1998A Bonds are in the Annual Mode, each annual period from and including an Annual Date to and including the day immediately preceding the next Annual Date, and

           (v) while the Series 1998A Bonds are in a Multiyear Mode, each multiyear period of a duration equal to the number of years of such Multiyear Mode from and including the Annual Date next following the expiration of the preceding Calculation Period for such Series 1998A Bond to and including the last day immediately preceding the first to occur of the annual anniversary of such Annual Date that corresponds with the number of years of such Multiyear Mode or the stated maturity for such Series 1998A Bond; and

           (C) if the Interest Rate Mode is changed for the Series 1998A Bonds on an Interest Rate Mode Conversion Date, the Calculation Period for the Series 1998A Bonds in effect immediately preceding such Interest Rate Mode Conversion Date shall end with and include the day immediately preceding such Interest Rate Mode Conversion Date, and the immediately following Calculation Period for the Series 1998A Bonds shall be the period from and including


                                     A-1(3)
      the Interest Rate Mode Conversion Date to and including the day immediately preceding the first day on which a new Calculation Period may commence in accordance with this definition (which first day in the case of any Multiyear Mode shall be the Annual Date immediately preceding the annual anniversary of such Interest Rate Mode Conversion Date that corresponds with the number of years of such Multiyear Mode, unless such annual anniversary occurs on an Annual Date, in which case such first day shall be such annual anniversary).

      "Determination Date" means the first day of each Calculation Period, or if such day is not a Business Day, then the preceding Business Day.

      "Interest Payment Date" means, with respect to the Weekly Mode or the Monthly Mode, the first Business Day of each month and, with respect to any other Interest Rate Mode, each Semiannual Date; provided that the initial Interest Payment Date shall be October 1, 1998.

      "Interest Rate" for any Calculation Period for the Series 1998A Bonds means the lesser of (i) the Maximum Rate, or (ii) the rate of interest as to which notice is given to the Trustee by the Remarketing Agent having due regard for prevailing financial market conditions, on or before the Determination Date for each Calculation Period for the Series 1998A Bonds as the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary to sell the Series 1998A Bonds on the first day of such Calculation Period in a secondary market sale at the principal amount thereof, plus, if such sale would not be on an Interest Payment Date, accrued interest. If for any reason the interest rate cannot be so established or is held to be invalid or unenforceable by a court of competent jurisdiction for any Calculation Period, the interest rate applicable to the Calculation Period shall be equal to the lesser of (i) the Maximum Rate or (ii) the Interest Rate Index applicable to the Series 1998A Bonds for the Calculation Period.

      "Interest Rate Index" means the interest rate index equal to 120% of the average of the yield evaluations at par, as computed by the Remarketing Agent, of United States Treasury obligations having the term to maturity closest to the Calculation Period (without regard to any potential Interest Rate Mode Conversion Dates in the Calculation Period); provided that for each Calculation Period for the Weekly Mode or the Monthly Mode such United States Treasury obligations shall have a term to maturity of 13 weeks.

      "Interest Rate Mode" means the interest rate mode from time to time in effect for the Series 1998A Bonds, which may be the Weekly Mode, the Monthly Mode, the Semiannual Mode, the Annual Mode or any Multiyear Mode.

      "Letter of Credit Provider" means initially Commerce Bank, N.A., Kansas City, Missouri, or the issuer of any Substitute Letter of Credit, and their respective successors and assigns.

      "Maximum Rate" means 12% per annum; provided that the Maximum Rate may be increased or decreased to a new Maximum Rate specified in a written request made by the Lessee if the following are delivered to the Trustee at least five days prior to the effective date of such new Maximum Rate:

           (i) such written request, which shall specify the new Maximum Rate and the date on which it is to become effective;


                                     A-1(4)

           (ii) a resolution or ordinance of the Issuer approving the new Maximum Rate and the date on which it shall become effective;

           (iii)an opinion of Bond Counsel to the effect that increasing, or decreasing the Maximum Rate to the new Maximum Rate is authorized and permitted under the Indenture and the Act; and

           (iv) a Substitute Letter of Credit satisfying the requirements of the Lease Agreement at the new Maximum Rate.

The Maximum Rate shall not be increased at any time that the Series 1998A Bonds are deemed to be paid pursuant to the Indenture, if, as a result of such increase, the requirements specified in the Indenture for such Series 1998A Bonds would no longer be met; and provided further that the Maximum Rate shall in no event exceed the maximum rate of interest permitted by applicable law.

      "Principal Office" means the principal office of the Tender Agent designated in writing to the Trustee pursuant to the Indenture. Principal office of the Tender Agent shall mean initially the office of the Tender Agent located at 105 N. Main Street, Corporate Trust Department, Wichita, Kansas 67202.

      "Purchase Date" means the date on which a Series 1998A Bond tendered for purchase as described herein and in the Indenture will be purchased as specified in the applicable Bondowner Election Notice, which Purchase Date, while the Series 1998A Bonds are in the Weekly Mode, shall be any Business Day occurring at least seven days after the applicable Bondowner Election Notice is received by the Tender Agent and, while the Series 1998A Bonds are in any other Interest Rate Mode, shall be the first day of any Calculation Period occurring at least 12 days after the applicable Bondowner Election Notice is received by the Tender Agent.

      "Record Date" means, with respect to any Interest Payment Date while the Series 1998A Bonds are in the Weekly Mode or the Monthly Mode, 5:00 p.m. Kansas City, Missouri time on the Business Day immediately preceding such Interest Payment Date and, with respect to any Interest Payment Date while the Series 1998A Bonds are in any other Interest Rate Mode, 5:00 p.m. Kansas City, Missouri time on the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date.

      "Substitute Letter of Credit Date" means any date on which a Substitute Letter of Credit becomes effective.

      "Tender Agent" means the Trustee or any other tender agent appointed as such by the Lessee and approved by the Letter of Credit Provider in accordance with the Indenture, and their respective successors and assigns.


                                     A-1(5)

                           INTEREST RATE PROVISIONS

      This Series 1998A Bond shall bear interest at the Interest Rate applicable to the Calculation Period at the time in effect for the Series 1998A Bonds. Not more than 30 nor less than 20 days prior to each Determination Date for the Series 1998A Bonds that immediately precedes a Calculation Period during which the Series 1998A Bonds are to be in the Semiannual Mode, the Annual Mode or any Multiyear Mode, the Trustee shall send to each Owner of Series 1998A Bonds a Notice of Interest Rate Adjustment. Such Notice of Interest Rate Adjustment shall establish a minimum rate of interest the Series 1998A Bonds are to bear. Promptly after each Determination Date for the Series 1998A Bonds, the Trustee shall send a written notice to each Owner of Series 1998A Bonds stating the Interest Rate for the Series 1998A Bonds. In the event any Series 1998A Bond tendered for purchase or deemed to be purchased pursuant to the provisions hereof and as set forth in the Indenture is not purchased on any Purchase Date or Interest Rate Mode Conversion Date, such Series 1998A Bonds shall bear interest at the Interest Rate in effect on the first day of the most recent Calculation Period immediately preceding such Purchase Date or Interest Rate Mode Conversion Date.

      The Interest Rate Mode for the Series 1998A Bonds may be converted from time to time at the option of the Lessee, with the written consent of the Letter of Credit Provider, to another Interest Rate Mode on such date (an "Interest Rate Mode Conversion Date") as the Lessee shall select, which date must be an Interest Payment Date on which the Series 1998A Bonds are subject to redemption pursuant to the terms of the Optional Redemption provisions hereof at a redemption price equal to the principal amount thereof, plus accrued interest, without premium. Upon any exercise of such option by the Lessee, the Trustee shall send a Notice of Interest Rate Mode Conversion to each Owner of Series 1998A Bonds, and, in the event of a conversion to a Weekly Mode or a Monthly Mode from any other Interest Rate Mode, a Bondowner Election Notice.

                             REDEMPTION PROVISIONS

      The Series 1998A Bonds are subject to redemption prior to their stated maturity as follows:

      Series 1998A Bonds may not be redeemed during the period after a Record Date and prior to the related Interest Payment Date and, to the extent that Series 1998A Bonds would otherwise be redeemed during such period, they shall be redeemed on such Record Date. To the extent that the redemption provisions hereof include the phrase "at any time," such phrase shall be construed to include such exception. In the event of any redemption of Series 1998A Bonds on any date other than an Interest Payment Date, accrued interest on said Series 1998A Bonds to the redemption date shall be paid along with the applicable redemption price described herein. In the event of any redemption of Series 1998A Bonds on an Interest Payment Date, such accrued interest shall be paid as set forth herein.

      Optional Redemption.

      Weekly Mode or Monthly Mode. The Series 1998A Bonds while in the Weekly Mode or the Monthly Mode are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee given to the Issuer and the Trustee, with the written consent of the Letter of Credit Provider, unless the Lessee has deposited with the Trustee at least 30 days prior to the date set for redemption, sufficient Available Moneys to effect such redemption in which case the consent of the Letter of Credit


                                     A-1(6)

Provider shall not be required, in whole or in part on any Business Day at the principal amount thereof, plus accrued interest, if any, to the redemption date, without premium.

      Semiannual Mode or Annual Mode. The Series 1998A Bonds while in the Semiannual Mode or the Annual Mode are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider, unless the Lessee has deposited with the Trustee sufficient Available Moneys to effect such redemption in which case the consent of the Letter of Credit Provider shall not be required, in whole or in part on the first day of any Calculation Period at the principal amount thereof, without premium.

      Multiyear Mode. The Series 1998A Bonds while in a Multiyear Mode are not subject to redemption by the Issuer at the option of and upon written instructions from the Lessee.

      Redemption in Event of Condemnation, Deficiency of Title, Fire or Other Casualty, or Change in Law or Circumstances. The Series 1998A Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee with the prior written consent of the Letter of Credit Provider, as provided in the Lease Agreement, (i) in whole or in part, at the principal amount thereof, without premium, at any time upon the occurrence of a "condemnation," "loss of title" or "casualty loss" to the extent of funds provided therefor, or (ii) in whole, at the principal amount thereof, without premium, at any time in the event that, due to "condemnation," "loss of title," "casualty loss," or as a result of changes in any state or federal law, or an act of a federal agency, or by reason of any action instituted in any court, or the Lease Agreement shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed on the Lessee or the Issuer.

      Redemption upon Expiration of Letter of Credit. The Series 1998A Bonds are subject to mandatory redemption by the Issuer in whole (except to the extent purchased in lieu of redemption as provided below) on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit at the principal amount thereof, without premium, if the Lessee fails to provide a Substitute Letter of Credit in accordance with the provisions of the Lease Agreement to the Trustee or obtain a renewal or amendment which extends the term of the Letter of Credit on or before the 46th day prior to the Interest Payment Date which precedes such expiration date.

      Redemption Upon a Default Under the Letter of Credit Provider Documents. The Series 1998A Bonds shall be subject to mandatory redemption by the Issuer in whole (except to the extent purchased in lieu of redemption as provided in the paragraph below) as soon as practicable (but in no event later than seven calendar days) after (i) the Trustee has received a written notice from the Letter of Credit Provider stating that an Event of Default has occurred under the Letter of Credit Provider Documents and that the Letter of Credit will expire pursuant to the terms of such written notice or (ii) the Trustee has received a written notice from the Letter of Credit Provider stating that the interest portion of the Letter of Credit will not be reinstated. The Series 1998A Bonds redeemed pursuant to this paragraph shall be redeemed at the principal amount thereof, without premium

      Purchase of Series 1998A Bonds in Lieu of Certain Redemptions. The Series 1998A Bonds, upon being called for redemption pursuant to Optional Redemption, Redemption Upon Expiration of Letter of Credit or Redemption Upon a Default Under the Letter of Credit Provider Documents above, may be


                                     A-1(7)
purchased, in lieu of redemption, in whole but not in part by the Lessee or its designee or the Letter of Credit Provider or its designee in accordance with the terms of the Indenture. Any Series 1998A Bond to be purchased in lieu of such redemption that is not presented to the Trustee on or before the date scheduled for redemption shall become an Undelivered Bond and shall be deemed to have been purchased on such date. The purchase price of any Undelivered Bond described in this paragraph shall be paid by the Trustee when it is surrendered for payment at the principal corporate trust office of the Trustee. The Owner of such Undelivered Bond shall not be entitled to receive any further interest thereon and shall have no further rights under the Indenture except to receive the purchase price deposited with the Trustee, without interest thereon, upon such surrender. Promptly, and in no event more than seven Business Days after any date scheduled for redemption pursuant to Optional Redemption, Redemption Upon Expiration of Letter of Credit or Redemption Upon a Default Under the Letter of Credit Provider Documents above, the Trustee shall give notice by mail to each Owner of an Undelivered Bond deemed to be purchased on such date, which notice shall state that interest on such Undelivered Bond ceased to accrue on such date and that moneys representing the purchase price of such Undelivered Bond are available against surrender thereof as aforesaid.

      Redemption from Moneys Remaining in the Project Funds. At the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider, the Series 1998A Bonds are subject to redemption in part by the Issuer, at the principal amount thereof, without premium, from any moneys remaining in the Project Funds upon completion of the Project. The date for such redemption shall be the next succeeding date upon which any Series 1998A Bonds may be redeemed and for which the required redemption notice may be given following completion of the Project and payment of the Project Costs.

      Mandatory Sinking Fund Redemption. The Series 1998A Bonds will be subject to mandatory redemption and payment prior to their stated maturity on September 1 of each year, at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium, in accordance with the terms of the Indenture.

      Selection of Series 1998A Bonds to be Redeemed. Series 1998A Bonds in the Weekly Mode or the Monthly Mode shall be redeemed in the principal amount of $100,000 or any integral multiple of $5,000 in excess thereof. Series 1998A Bonds in any other Interest Rate Mode shall be redeemed in the principal amount of $5,000 or any integral multiple thereof. The Series 1998A Bonds to be redeemed shall be selected by the Trustee first from Series 1998A Bonds registered in the name of or for the account of or pledged as security to the Letter of Credit Provider, next from all other Series 1998A Bonds (other than Series 1998A Bonds registered in the name of or for the account of the Lessee other than Series 1998A Bonds pledged as security to the Letter of Credit Provider), and then, from Series 1998A Bonds registered in the name of or for the account of the Lessee.

      Except for the order set forth above, selection of Series 1998A Bonds or portions of Series 1998A Bonds to be redeemed shall be by such method as the Trustee shall deem equitable, provided that for this purpose Series 1998A Bonds of a denomination larger than the minimum authorized denomination or integral multiples thereof shall be treated on the same basis as if they were the appropriate number of Series 1998A Bonds of such minimum authorized denomination. The portions of the principal of outstanding Series 1998A Bonds so selected for partial redemption shall be equal to such minimum authorized denomination or integral multiples thereof. Any Series 1998A Bond which is to be redeemed


                                     A-1(8)
only in part shall be submitted to the Paying Agent and delivered to the Trustee who shall authenticate and deliver to the Owner of such Series 1998A Bond, without service charge, a new Series 1998A Bond or Series 1998A Bonds, of any authorized denomination as requested by such Owner in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Series 1998A Bonds so surrendered. If the Owner of any such Series 1998A Bond of a denomination greater than the minimum authorized denomination for such Series 1998A Bond fails to present such Series 1998A Bond to the Paying Agent for payment and exchange as aforesaid, such Series 1998A Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount of such Series 1998A Bond called for redemption (and to that extent only).

      Notice of Redemption. Whenever the Trustee shall call any of the Series 1998A Bonds for redemption the Trustee shall give written notice in the name of the Issuer of its intention to redeem and pay such Series 1998A Bonds by first class mail, postage prepaid, mailed not more than 45 nor less than 30 days (not more than 7 days nor less than 5 days in the case of a Redemption Upon a Default Under the Letter of Credit Provider Documents) prior to the redemption date, to each Owner of Series 1998A Bonds to be redeemed at such Owner's address appearing on the Bond Register. From and after such redemption date, interest on such Series 1998A Bond shall cease to accrue and such Series 1998A Bond shall no longer be outstanding and shall have no further rights under the Indenture except to receive the principal amount thereof, plus accrued interest to such date, regardless of whether such Series 1998A Bond is presented to the Trustee on such date. Neither the failure of the Owner of any Series 1998A Bond to be so redeemed to receive written notice mailed as herein provided nor any defect in any such notice shall affect or invalidate the redemption of said Series 1998A Bond.

              PURCHASE OF SERIES 1998A BONDS AT BONDOWNER OPTION

      Series 1998A Bonds shall be purchased pursuant to the procedure set forth herein and in the Indenture, but solely from the sources set forth in the Indenture, at the option of the Owner thereof, on the Purchase Date specified by such Owner as described below at the purchase price equal to the principal amount thereof plus, if such Purchase Date is not an Interest Payment Date, accrued interest to the Purchase Date. Except as provided in the immediately following sentence, in order to exercise such option with respect to any Series 1998A Bond, the Owner of such Series 1998A Bond must (a) while the Series 1998A Bonds are in the Weekly Mode or the Monthly Mode, deliver to the Tender Agent at its Principal Office an irrevocable Bondowner Election Notice in the form set forth in the Indenture, which Bondowner Election Notice must be received by the Tender Agent at least seven days prior to the Purchase Date specified in such Bondowner Election Notice and (b) must be accompanied by such Series 1998A Bond, duly endorsed in blank for transfer, with all signatures guaranteed by an Eligible Guarantor. If a Registered Owner delivers a Bondowner Election Notice with respect to any Series 1998A Bond and such Series 1998A Bond is not delivered to the Tender Agent by 11:00 a.m., Kansas City, Missouri time, on the date it is to be purchased in accordance with the Indenture, such Series 1998A Bond shall become an Undelivered Bond and shall be deemed to have been purchased on such date and shall cease to bear interest on such date.


               PURCHASE ON INTEREST RATE MODE CONVERSION DATE OR
                       SUBSTITUTE LETTER OF CREDIT DATE


                                     A-1(9)

      The Series 1998A Bonds shall be subject to mandatory tender and purchase on any Interest Rate Mode Conversion Date or on any Substitute Letter of Credit Date. Such Series 1998A Bonds shall be purchased at a purchase price equal to the principal amount thereof plus, if such purchase date is not an Interest Payment Date, accrued interest to such purchase date; provided that there shall not be so purchased any Series 1998A Bond or portion thereof with respect to which the Trustee shall have received directions not to so purchase the same from the Owner thereof in accordance with the provisions herein and in the Indenture.

      At least 35 days prior to any Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, the Trustee shall send to the Owner of each Series 1998A Bond a Notice of Interest Rate Mode Conversion or Notice of Substitute Letter of Credit, as appropriate. In addition, the Trustee shall send a copy of such notice to any Owner of each Series 1998A Bond who becomes an Owner of each Series 1998A Bond during the period between the giving of such notice and the Interest Rate Mode Conversion Date or Substitute Letter of Credit Date, as the case may be, such notice to be sent at the time that the Trustee makes a registration of transfer of such Series 1998A Bond in the name of such Owner; provided that, if the Trustee has previously received during such period directions not to so purchase the same, such directions shall be binding upon such new Owner.

      The Owner of any Series 1998A Bond as to which a Notice of Interest Rate Mode Conversion has been given and of a denomination not less than the minimum authorized denomination to be effective for such Series 1998A Bond on the Interest Rate Mode Conversion Date stated in said notice, or of any Series 1998A Bond as to which a Notice of Substitute Letter of Credit has been given, may direct that all or any portion of such Series 1998A Bond (which portion shall be in a principal amount equal to the minimum authorized denomination of Series 1998A Bonds on the Interest Rate Mode Conversion Date or the Substitute Letter of Credit Date, as the case may be, or any integral multiple thereof) not be purchased by delivering to the Trustee at its principal corporate trust office at least 12 calendar days prior to the relevant Interest Rate Mode Conversion Date or Substitute Letter of Credit Date the portion of the Notice of Interest Rate Mode Conversion or the Notice of Substitute Letter of Credit, as the case may be, entitled "Bondowner Direction Not to Purchase." Any Series 1998A Bond or portion thereof with respect to which a valid Bondowner Direction Not to Purchase has been delivered in accordance with the provisions hereof and of the Indenture shall not be purchased on such Interest Rate Mode Conversion Date or Substitute Letter of Credit Date. Any Bondowner Direction Not to Purchase delivered to the Trustee shall be irrevocable with respect to the purchase for which such instrument was delivered and shall be binding upon subsequent Owners of the Series 1998A Bond with respect to which such instrument was delivered, including Series 1998A Bonds issued in exchange therefor or upon the registration of transfer thereof.

      The Owner of any Series 1998A Bond or portion thereof purchased pursuant to this section is required to surrender such Series 1998A Bond on or before 9:00 a.m. Kansas City, Missouri time, on the date it is to be purchased at the Principal Office of the Tender Agent, duly endorsed in blank, with all signatures guaranteed by an Eligible Guarantor and, if not so surrendered by such time, such Series 1998A Bond or portion thereof shall become an Undelivered Bond and shall be deemed to have been purchased on such Interest Rate Mode Conversion Date or Substitute Letter of Credit Date.


                                    A-1(10)

                                  OTHER PROVISIONS

      THE SERIES 1998A BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM REVENUES AND FUNDS PLEDGED THEREFOR UNDER THE INDENTURE. NO HOLDER OF THIS SERIES 1998A BOND SHALL EVER HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE ISSUER OR THE STATE OF KANSAS (THE "STATE") OR ANY POLITICAL SUBDIVISION THEREOF TO PAY THE PRINCIPAL OF THIS SERIES 1998A BOND OR THE INTEREST HEREON OR ANY OTHER COST INCIDENT HERETO, OR TO ENFORCE PAYMENT HEREOF AGAINST ANY PROPERTY OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF. THE SERIES 1998A BONDS ARE NOT A GENERAL OBLIGATION OF THE ISSUER, ARE NOT PAYABLE IN ANY MANNER FROM TAXATION AND DO NOT CONSTITUTE A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER. THE ISSUANCE OF THE SERIES 1998A BONDS WILL NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE THE ISSUER TO LEVY ANY FORM OF TAXATION THEREFOR OR TO MAKE ANY APPROPRIATION FOR THEIR PAYMENT. THE ISSUER WILL NOT IN ANY EVENT BE LIABLE FOR THE PAYMENT OF THE PRINCIPAL OR PURCHASE PRICE OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 1998A BONDS OR FOR THE PERFORMANCE OF ANY PLEDGE, OBLIGATION OR AGREEMENT OF ANY KIND WHATSOEVER WHICH MAY BE UNDERTAKEN BY THE ISSUER, EXCEPT OUT OF THE PAYMENTS DERIVED BY THE ISSUER UNDER THE LEASE AGREEMENT AND THE INDENTURE. NO BREACH BY THE ISSUER OF ANY SUCH PLEDGE, OBLIGATION OR AGREEMENT MAY IMPOSE ANY LIABILITY, PECUNIARY OR OTHERWISE, UPON THE ISSUER OR ANY CHARGE UPON ITS GENERAL CREDIT OR AGAINST ITS TAXING POWER.

      NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM OR INTEREST ON THIS SERIES 1998A BOND AGAINST ANY PAST, PRESENT OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE ISSUER, OR OF ANY SUCCESSOR TO THE ISSUER, AS SUCH, EITHER DIRECTLY OR THROUGH THE ISSUER OR ANY SUCCESSOR TO THE ISSUER, UNDER ANY RULE OF LAW OR EQUITY, STATUTE OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS, AS SUCH, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF, AND CONSIDERATION FOR, THE EXECUTION AND ISSUANCE OF THIS SERIES 1998A BOND.

      The Owner of this Series 1998A Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Series 1998A Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Series 1998A Bond or the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.

      THIS SERIES 1998A BOND is transferable, as provided in the Indenture, only upon the registration books of the Issuer kept for that purpose at the above-mentioned office of the Trustee as "Bond


                                    A-1(11)

Registrar" by the registered Owner hereof in person or by such Owner's duly authorized attorney or representative, upon surrender of this Series 1998A Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such Owner's duly authorized attorney, and thereupon a new Series 1998A Bond or Series 1998A Bonds, in the same aggregate principal amount, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed; provided, however, if this Series 1998A Bond is an Undelivered Bond as herein defined, this Series 1998A Bond may be transferred upon being deemed to have been purchased as set forth herein and in the Indenture. The Issuer, the Bond Registrar, the Paying Agent, the Lessee, the Letter of Credit Provider and the Trustee may deem and treat the person in whose name this Series 1998A Bond is registered on the Bond Register as the absolute Owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

      THE SERIES 1998A BONDS are issuable only as fully registered bonds without coupons in the denomination of $100,000 or any integral multiple thereof while the Series 1998A Bonds are in the Weekly Mode or the Monthly Mode (except that Series 1998A Bonds in the Weekly Mode or Monthly Mode may be issued in denominations of $5,000 as a result of any mandatory sinking fund redemption) and in the denomination of $5,000 or any integral multiple thereof while the Series 1998A Bonds are in any other Interest Rate Mode. The Owner of any Series 1998A Bonds may surrender the same at the above-mentioned office of the Trustee in exchange for an equal aggregate principal amount of Series 1998A Bonds of any of the authorized denominations, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, the Owner of any Series 1998A Bond or Series 1998A Bonds may surrender the same (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such registered Owner's duly authorized attorney or representative) in exchange for an equal aggregate principal amount of Series 1998A Bonds of any other authorized denominations.

      THE INDENTURE may be modified, amended or supplemented only to the extent and in the circumstances permitted by, and subject to the terms and conditions of, the Indenture.

      THIS SERIES 1998A BOND shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon has been executed by the Trustee.

      IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Series 1998A Bond do exist, have happened and have been performed in due time, form and manner as required by law.

      IN WITNESS WHEREOF, the City of Lenexa, Kansas has caused this Series 1998A Bond to be executed with the facsimile or manual signature of its Mayor and attested by facsimile or manual signature of its City Clerk, and has caused this Series 1998A Bond to be dated as of the Dated Date shown above.


                                    A-1(12)

                               CITY OF LENEXA, KANSAS

Attest:
                               By--------------------------
                                    Mayor
By--------------------
      City Clerk







                    CERTIFICATE OF AUTHENTICATION

      This Series 1998A Bond is one of the Series 1998A Bonds described in the within mentioned Indenture.

Date of Authentication: ________________

                      INTRUST Bank, N.A., as Bond Registrar



                                   By---------------------------
                                   Authorized Signature



                                    A-1(13)

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
            Print or Type Name, Address and Social Security Number
             or other Taxpayer Identification Number of Transferee

the within Series 1998A Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the within Series 1998A Bond on the books kept by the Trustee for the registration and transfer of Series 1998A Bonds, with full power of substitution in the premises.

Dated _______________               ____________________________________
                                    NOTICE:  The  signature to this  assignment
                                    must   correspond   with  the  name  as  it
                                    appears   upon  the  face  of  the   within
                                    Series 1998A Bond in every particular.

                                    Signature Guaranteed By:



[Seal of Bank]                      ____________________________________
                                    (Name of Eligible Guarantor Institution, as defined by SEC Rule 17Ad-15
                                    (17 CFR 240.17Ad-15))



                                    By___________________________________
                                    Title________________________________




                                    A-1(14)

                                 LEGAL OPINION

      The following is a true and correct copy of the approving legal opinion of Logan Riley Carson & Kaup, L.C., Bond Counsel, which was dated and issued as of the date of original issuance and delivery of such Series 1998A Bonds:




                                    A-1(15)

                                  EXHIBIT A-2

                         (FORM OF SERIES 1998B BONDS)

THE HOLDER OF THIS BOND BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH BOND EXCEPT (A) TO THE ISSUER OR THE LESSEE, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), (C) FOR SO LONG AS THE SERIES 1998 BONDS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a) (1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE LESSEE'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE
(D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES (CLAUSES (A) THROUGH (E)), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN FORM AND SUBSTANCE ACCEPTABLE TO THE LESSEE AND THE TRUSTEE TO COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND THE LESSEE.

R-__                                                 $_____________


                           UNITED STATES OF AMERICA
                                STATE OF KANSAS
                            CITY OF LENEXA, KANSAS
                  TAXABLE SUBORDINATE INDUSTRIAL REVENUE BOND
                            (LABONE, INC. PROJECT)
                                 SERIES 1998B

---------------------------------------------------------------
    Rate of      Maturity Date:   Dated Date:     CUSIP No.
   Interest:
---------------------------------------------------------------
---------------------------------------------------------------
     7.125%     September 1, 2009
---------------------------------------------------------------
---------------------------------------------------------------
                                 ------ --,19___
---------------------------------------------------------------

Registered Owner:

Principal Amount:  __________________________________DOLLARS


                                     A-2(1)

      The CITY OF LENEXA, KANSAS, a municipal corporation of the State of Kansas (the "Issuer"), for value received, hereby promises to pay, solely out of the revenues hereinafter specified, to the Registered Owner identified above, or registered assigns, the Principal Amount identified above on the Maturity Date set forth above, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto, and to pay to such Registered Owner hereof interest on such principal sum from the Dated Date or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid to the Interest Payment Date at the Rate of Interest set forth above. Interest on this Series 1998B Bond shall be computed on the basis of a 360-day year of twelve 30-day months, payable semiannually on March 1 and September 1 beginning on March 1, 1999 (the "Interest Payment Dates"), until the said principal sum shall have been paid. Upon maturity the principal of this Series 1998B Bond is payable by check or draft upon presentation of such Series 1998B Bond at the principal office of INTRUST Bank, N.A., in the City of Wichita, Kansas (the "Trustee" and "Paying Agent") or at the duly designated office of any successor Trustee or Paying Agent appointed under the Indenture. Payment of the interest on this Series 1998B Bond shall be made by the Paying Agent on each Interest Payment Date to the Owner thereof at the close of business on the Record Date (as hereinafter defined) next preceding said
Interest Payment Date by check or draft mailed to such Owner at the Owner's address as it appears in the Bond Register or in such other manner as such Owner and the Paying Agent may determine or upon written request by wire transfer of immediately available funds to any Owner thereof who owns at least $500,000 principal amount of the Series 1998B Bonds at such wire transfer address as such Owner shall specify if such Owner provides written notice to the Paying Agent not less than 10 days prior to the Record Date for which any such payment is due requesting such electronic transfer. Any such written notice shall be signed by such Owner and shall include the name of the bank (which shall be in the continental United States), its address, ABA routing number and account number to which such Registered Owner wishes to have such transfer directed. The Issuer or the Trustee may impose a charge against an Owner for the reimbursement of any governmental charge required to be paid in the event that such Owner fails to provide a correct taxpayer identification number to the Trustee. Such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder. "Record Date" means 5:00 p.m. Kansas City, Missouri time on the fifteenth day (whether or not a business day) of the calendar month immediately preceding such Interest Payment Date.

      THIS SERIES 1998B BOND is one of a duly authorized series of Bonds of the Issuer designated "Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998B," in the aggregate principal amount of $5,000,000 (the "Series 1998B Bonds"), issued for the purpose of financing the construction, improvement and equipping of a commercial facility including real estate, buildings, improvements and equipment (the "Project"), for LabOne, Inc., a Delaware corporation (the "Lessee"). The Project will be acquired by the Issuer and leased to the Lessee pursuant to the terms of a Lease Agreement dated as of September 1, 1998, between the Issuer and the Lessee, (as amended and supplemented from time to time in accordance with the provisions thereof and the Indenture, the "Lease Agreement"), all pursuant to and in conformity with the provisions, restrictions and limitations of the Constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 et seq., as amended (the "Act"), and pursuant to proceedings duly had by the governing body of the Issuer.

      THIS SERIES 1998B BOND is issued under and is equally and ratably secured and entitled to the protection given by a Trust Indenture dated as of September 1, 1998 (as amended and supplemented from time to time in accordance with the provisions thereof, the "Indenture"), between the Issuer and the

                                     A-2(2)

Trustee. Subject to the terms and conditions set forth therein, the Indenture permits the Issuer to issue Additional Bonds (as defined therein) secured by the Indenture ratably and on a parity with or prior to the Series 1998B Bonds. Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for this Series 1998B Bond, the rights, duties and obligations of the Issuer, the Trustee and the Registered Owner of this Series 1998B Bond, and the terms upon which this Series 1998B Bond is issued and secured. The Series 1998B Bonds stand on a parity with respect to the pledge of revenues from the Project provided under the Indenture and in all other respects to the Issuer's Taxable Subordinate Revenue Bonds (LabOne, Inc. Project), Series 1998C, in the aggregate principal amount of $8,000,000 (the "Series 1998C Bonds"). The Series 1998B Bonds and the Series 1998C Bonds are subordinate and junior with respect to the pledge of revenues from the Project provided under the Indenture and in all other respects to the Issuer's Taxable Revenue Bonds (LabOne, Inc., Project), Series 1998A, in the aggregate principal amount of $20,000,000 (the "Series 1998A Bonds").

                             REDEMPTION PROVISIONS

      The Series 1998B Bonds are subject to redemption prior to their stated maturity as follows:

      Series 1998B Bonds may not be redeemed during the period after a Record Date and prior to the related Interest Payment Date and, to the extent that Series 1998B Bonds would otherwise be redeemed during such period, they shall be redeemed on such Record Date. To the extent that the redemption provisions hereof include the phrase "at any time," such phrase shall be construed to include such exception. In the event of any redemption of Series 1998B Bonds on any date other than an Interest Payment Date, accrued interest on said Series 1998B Bonds to the redemption date shall be paid along with the applicable redemption price described herein. In the event of any redemption of Series 1998B Bonds on an Interest Payment Date, such accrued interest shall be paid as set forth herein.

      Optional Redemption. The Series 1998B Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider (as defined in the Indenture) for the Series 1998A Bonds, in whole or in part at any time at the principal amount thereof, without premium.

      Redemption in Event of Condemnation, Deficiency of Title, Fire or Other Casualty, or Change in Law or Circumstances. The Series 1998B Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee with the prior written consent of the Letter of Credit Provider, as provided in the Lease Agreement, (i) in whole or in part, at the principal amount thereof, without premium, at any time upon the occurrence of a "condemnation," "loss of title" or "casualty loss" to the extent of funds provided therefor, or (ii) in whole, at the principal amount thereof, without premium, at any time in the event that, due to "condemnation," "loss of title," "casualty loss," or as a result of changes in any state or federal law, or an act of a federal agency, or by reason of any action instituted in any court, or the Lease Agreement shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed on the Lessee or the Issuer.


                                     A-2(3)

      Redemption from Moneys Remaining in the Project Funds. At the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider, the Series 1998B Bonds are subject to redemption in part by the Issuer, at the principal amount thereof, without premium, from any Available Moneys remaining in the Project Funds upon completion of the Project. The date for such redemption shall be the next succeeding date upon which any Series 1998B Bonds may be redeemed and for which the required redemption notice may be given following completion of the Project and payment of the Project Costs.

      Mandatory Sinking Fund Redemption. The Series 1998B Bonds will be subject to mandatory redemption and payment prior to their stated maturity on September 1 of each year, at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium, in accordance with the Indenture.

      Selection of Series 1998B Bonds to be Redeemed. Series 1998B Bonds shall be redeemed in the principal amount of $5,000 or any integral multiple of $5,000 in excess thereof; provided no partial redemption shall result in any Series 1998B Bond remaining Outstanding in a principal amount less than $100,000. Series 1998B Bonds shall be redeemed(by such method as the Trustee shall deem equitable, provided that for this purpose Series 1998B Bonds of a denomination larger than the minimum authorized denomination or integral multiples thereof shall be treated on the same basis as if they were the appropriate number of Series 1998B Bonds of such minimum authorized denomination. The portions of the principal of outstanding Series 1998B Bonds so selected for partial redemption shall be equal to such minimum authorized denomination or integral multiples thereof. Any Series 1998B Bond which is to be redeemed only in part shall be submitted to the Paying Agent and delivered to the Trustee who shall authenticate and deliver to the Owner of such Series 1998B Bond, without service charge, a new Series 1998B Bond or Series 1998B Bonds, of any authorized denomination as requested by such Owner in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Series 1998B Bonds so surrendered. If the Owner of any such Series 1998B Bond of a denomination greater than the minimum authorized denomination for such Series 1998B Bond fails to present such Series 1998B Bond to the Paying Agent for payment and exchange as aforesaid, such Series 1998B Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount of such Series 1998B Bond called for redemption (and to that extent only).

      Notice of Redemption. Whenever the Trustee shall call any of the Series 1998B Bonds for redemption the Trustee shall give written notice in the name of the Issuer of its intention to redeem and pay such Series 1998B Bonds by first class mail, postage prepaid, mailed not more than 45 nor less than 30 days prior to the redemption date, to each Owner of Series 1998B Bonds to be redeemed at such Owner's address appearing on the Bond Register. From and after such redemption date, interest on such Series 1998B Bond shall cease to accrue and such Series 1998B Bond shall no longer be outstanding and shall have no further rights under the Indenture except to receive the principal amount thereof, plus accrued interest to such date, regardless of whether such Series 1998B Bond is presented to the Trustee on such date. Neither the failure of the Owner of any Series 1998B Bond to be so redeemed to receive written notice mailed as herein provided nor any defect in any such notice shall affect or invalidate the redemption of said Series 1998B Bond.


                                     A-2(4)

                               OTHER PROVISIONS

      THE SERIES 1998B BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM REVENUES AND FUNDS PLEDGED THEREFOR UNDER THE INDENTURE. NO HOLDER OF THIS SERIES 1998B BOND SHALL EVER HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE ISSUER OR THE STATE OF KANSAS (THE "STATE") OR ANY POLITICAL SUBDIVISION THEREOF TO PAY THE PRINCIPAL OF THIS SERIES 1998B BOND OR THE INTEREST HEREON OR ANY OTHER COST INCIDENT HERETO, OR TO ENFORCE PAYMENT HEREOF AGAINST ANY PROPERTY OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF. THE SERIES 1998B BONDS ARE NOT A GENERAL OBLIGATION OF THE ISSUER, ARE NOT PAYABLE IN ANY MANNER FROM TAXATION AND DO NOT CONSTITUTE A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER. THE ISSUANCE OF THE SERIES 1998B BONDS WILL NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE THE ISSUER TO LEVY ANY FORM OF TAXATION THEREFOR OR TO MAKE ANY APPROPRIATION FOR THEIR PAYMENT. THE ISSUER WILL NOT IN ANY EVENT BE LIABLE FOR THE PAYMENT OF THE PRINCIPAL OR PURCHASE PRICE OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 1998B BONDS OR FOR THE PERFORMANCE OF ANY PLEDGE, OBLIGATION OR AGREEMENT OF ANY KIND WHATSOEVER WHICH MAY BE UNDERTAKEN BY THE ISSUER, EXCEPT OUT OF THE PAYMENTS DERIVED BY THE ISSUER UNDER THE LEASE AGREEMENT AND THE INDENTURE. NO BREACH BY THE ISSUER OF ANY SUCH PLEDGE, OBLIGATION OR AGREEMENT MAY IMPOSE ANY LIABILITY, PECUNIARY OR OTHERWISE, UPON THE ISSUER OR ANY CHARGE UPON ITS GENERAL CREDIT OR AGAINST ITS TAXING POWER.

      NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM OR INTEREST ON THIS SERIES 1998B BOND AGAINST ANY PAST, PRESENT OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE ISSUER, OR OF ANY SUCCESSOR TO THE ISSUER, AS SUCH, EITHER DIRECTLY OR THROUGH THE ISSUER OR ANY SUCCESSOR TO THE ISSUER, UNDER ANY RULE OF LAW OR EQUITY, STATUTE OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS, AS SUCH, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF, AND CONSIDERATION FOR, THE EXECUTION AND ISSUANCE OF THIS SERIES 1998B BOND.

      The Owner of this Series 1998B Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Series 1998B Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Series 1998B Bond or the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.


                                     A-2(5)

      THIS SERIES 1998B BOND is transferable, as provided in the Indenture, only upon the registration books of the Issuer kept for that purpose at the above-mentioned office of the Trustee as "Bond Registrar" by the registered Owner hereof in person or by such Owner's duly authorized attorney or representative, upon surrender of this Series 1998B Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such Owner's duly authorized attorney, and thereupon a new Series 1998B Bond or Series 1998B Bonds, in the same aggregate principal amount, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed. The Issuer, the Bond Registrar, the Paying Agent, the Lessee, the Letter of Credit Provider and the Trustee may deem and treat the person in whose name this Series 1998B Bond is registered on the Bond Register as the absolute Owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

      THE SERIES 1998B BONDS are issuable only as fully registered bonds without coupons in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof, except that Series 1998B Bonds may be issued in denominations of $5,000 as a result of any mandatory sinking fund redemption . The Owner of any Series 1998B Bonds may surrender the same at the above-mentioned office of the Trustee in exchange for an equal aggregate principal amount of Series 1998B
Bonds of any of the authorized denominations, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, the Owner of any Series 1998B Bond or Series 1998B Bonds may surrender the same (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such registered Owner's duly authorized attorney or representative) in exchange for an equal aggregate principal amount of Series 1998B Bonds of any other authorized denominations.

      THE INDENTURE may be modified, amended or supplemented only to the extent and in the circumstances permitted by, and subject to the terms and conditions of, the Indenture.

      THIS SERIES 1998B BOND shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon has been executed by the Trustee.

      IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Series 1998B Bond do exist, have happened and have been performed in due time, form and manner as required by law.

      IN WITNESS WHEREOF, the City of Lenexa, Kansas has caused this Series 1998B Bond to be executed with the facsimile or manual signature of its Mayor and attested by facsimile or manual signature of its City Clerk, and has caused this Series 1998B Bond to be dated as of the Dated Date shown above.

                               CITY OF LENEXA, KANSAS
Attest:
                               By__________________________________
                                    Mayor


                                     A-2(6)

By_________________________
      City Clerk



                    CERTIFICATE OF AUTHENTICATION

      This Series 1998B Bond is one of the Series 1998B Bonds described in the within mentioned Indenture.

Date of Authentication: ________________

                      INTRUST Bank, N.A., as Bond Registrar


                      By_____________________________________
                                Authorized Signature



                                     A-2(7)

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
            Print or Type Name, Address and Social Security Number
             or other Taxpayer Identification Number of Transferee

the within Series 1998B Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the within Series 1998B Bond on the books kept by the Trustee for the registration and transfer of Series 1998B Bonds, with full power of substitution in the premises.

Dated _______________               ____________________________________
                                    NOTICE:  The  signature to this  assignment
                                    must   correspond   with  the  name  as  it
                                    appears   upon  the  face  of  the   within
                                    Series 1998B Bond in every particular.

                                    Signature Guaranteed By:



[Seal of Bank]                      ____________________________________
                                    (Name of Eligible Guarantor Institution, as defined by SEC Rule 17Ad-15
                                    (17 CFR 240.17Ad-15))


                                    By
                                    Title




                                     A-2(8)

                                 LEGAL OPINION

      The following is a true and correct copy of the approving legal opinion of Logan Riley Carson & Kaup, L.C., Bond Counsel, which was dated and issued as of the date of original issuance and delivery of such Series 1998B Bonds:



                                     A-2(9)

                                  EXHIBIT A-3

                         (FORM OF SERIES 1998C BONDS)

THE HOLDER OF THIS BOND BY ITS ACCEPTANCE HEREOF AGREES TO NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH BOND EXCEPT (A) TO THE ISSUER OR THE LESSEE, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), (C) FOR SO LONG AS THE SERIES 1998 BONDS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a) (1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE LESSEE'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE
(D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES (CLAUSES (A) THROUGH (E)), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN FORM AND SUBSTANCE ACCEPTABLE TO THE LESSEE AND THE TRUSTEE TO COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND THE LESSEE.

R-__                                                 $_____________

                           UNITED STATES OF AMERICA
                                STATE OF KANSAS
                            CITY OF LENEXA, KANSAS
                  TAXABLE SUBORDINATE INDUSTRIAL REVENUE BOND
                            (LABONE, INC. PROJECT)
                                 SERIES 1998C


    Rate of      Maturity Date:   Dated Date:     CUSIP No.
   Interest:

     7.125%     September 1, 2009

                                 -------- --, 19___

Registered Owner:

Principal Amount:  ______________________________DOLLARS


                                     A-3(1)

      The CITY OF LENEXA, KANSAS, a municipal corporation of the State of Kansas (the "Issuer"), for value received, hereby promises to pay, solely out of the revenues hereinafter specified, to the Registered Owner identified above, or registered assigns, the Principal Amount identified above on the Maturity Date set forth above, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto, and to pay to such Registered Owner hereof interest on such principal sum from the Dated Date or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid to the Interest Payment Date at the Rate of Interest set forth above. Interest on this Series 1998C Bond shall be computed on the basis of a 360-day year of twelve 30-day months, payable semiannually on March 1 and September 1 beginning on March 1, 1999 (the "Interest Payment Dates"), until the said principal sum shall have been paid. Upon maturity the principal of this Series 1998C Bond is payable by check or draft upon presentation of such Series 1998C Bond at the principal office of INTRUST Bank, N.A., in the City of Wichita, Kansas (the "Trustee" and "Paying Agent") or at the duly designated office of any successor Trustee or Paying Agent appointed under the Indenture. Payment of the interest on this Series 1998C Bond shall be made by the Paying Agent on each Interest Payment Date to the Owner thereof at the close of business on the Record Date (as hereinafter defined) next preceding said
Interest Payment Date by check or draft mailed to such Owner at the Owner's address as it appears in the Bond Register or in such other manner as such Owner and the Paying Agent may determine or upon written request by wire transfer of immediately available funds to any Owner thereof who owns at least $500,000 principal amount of the Series 1998C Bonds at such wire transfer address as such Owner shall specify if such Owner provides written notice to the Paying Agent not less than 10 days prior to the Record Date for which any such payment is due requesting such electronic transfer. Any such written notice shall be signed by such Owner and shall include the name of the bank (which shall be in the continental United States), its address, ABA routing number and account number to which such Registered Owner wishes to have such transfer directed. The Issuer or the Trustee may impose a charge against an Owner for the reimbursement of any governmental charge required to be paid in the event that such Owner fails to provide a correct taxpayer identification number to the Trustee. Such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder. "Record Date" means 5:00 p.m. Kansas City, Missouri time on the fifteenth day (whether or not a business day) of the calendar month immediately preceding such Interest Payment Date.

      THIS SERIES 1998C BOND is one of a duly authorized series of Bonds of the Issuer designated "Taxable Subordinate Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998C," in the aggregate principal amount of $8,000,000 (the "Series 1998C Bonds"), issued for the purpose of financing the construction, improvement and equipping of a commercial facility including real estate, buildings, improvements and equipment (the "Project"), for LabOne, Inc., a Delaware corporation (the "Lessee"). The Project will be acquired by the Issuer and leased to the Lessee pursuant to the terms of a Lease Agreement dated as of September 1, 1998, between the Issuer and the Lessee, (as amended and supplemented from time to time in accordance with the provisions thereof and the Indenture, the "Lease Agreement"), all pursuant to and in conformity with the provisions, restrictions and limitations of the Constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 et seq., as amended (the "Act"), and pursuant to proceedings duly had by the governing body of the Issuer.


                                     A-3(2)

      THIS SERIES 1998C BOND is issued under and is equally and ratably secured and entitled to the protection given by a Trust Indenture dated as of September 1, 1998 (as amended and supplemented from time to time in accordance with the provisions thereof, the "Indenture"), between the Issuer and the Trustee. Subject to the terms and conditions set forth therein, the Indenture permits the Issuer to issue Additional Bonds (as defined therein) secured by the Indenture ratably and on a parity with or prior to the Series 1998C Bonds. Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for this Series 1998C Bond, the rights, duties and obligations of the Issuer, the Trustee and the Registered Owner of this Series 1998C Bond, and the terms upon which this Series 1998C Bond is issued and secured. The Series 1998C Bonds stand on a parity with respect to the pledge of revenues from the Project provided under the Indenture and in all other respects to the Issuer's Taxable Subordinate Revenue Bonds (LabOne, Inc. Project), Series 1998B, in the aggregate principal amount of $5,000,000 (the "Series 1998B Bonds"). The Series 1998B Bonds and the Series 1998C Bonds are subordinate and junior with respect to the pledge of revenues from the Project provided under the Indenture and in all other respects to the Issuer's Taxable Revenue Bonds (LabOne, Inc., Project), Series 1998A, in the aggregate principal amount of $20,000,000 (the "Series 1998A Bonds").

                             REDEMPTION PROVISIONS

      The Series 1998C Bonds are subject to redemption prior to their stated maturity as follows:

      Series 1998C Bonds may not be redeemed during the period after a Record Date and prior to the related Interest Payment Date and, to the extent that Series 1998C Bonds would otherwise be redeemed during such period, they shall be redeemed on such Record Date. To the extent that the redemption provisions hereof include the phrase "at any time," such phrase shall be construed to include such exception. In the event of any redemption of Series 1998C Bonds on any date other than an Interest Payment Date, accrued interest on said Series 1998C Bonds to the redemption date shall be paid along with the applicable redemption price described herein. In the event of any redemption of Series 1998C Bonds on an Interest Payment Date, such accrued interest shall be paid as set forth herein.

      Optional Redemption. The Series 1998C Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider (as defined in the Indenture) for the Series 1998A Bonds, in whole or in part at any time at the principal amount thereof, without premium.

      Redemption in Event of Condemnation, Deficiency of Title, Fire or Other Casualty, or Change in Law or Circumstances. The Series 1998C Bonds are subject to redemption by the Issuer, at the option of and upon written instructions from the Lessee with the prior written consent of the Letter of Credit Provider, as provided in the Lease Agreement, (i) in whole or in part, at the principal amount thereof, without premium, at any time upon the occurrence of a "condemnation," "loss of title" or "casualty loss" to the extent of funds provided therefor, or (ii) in whole, at the principal amount thereof, without premium, at any time in the event that, due to "condemnation," "loss of title," "casualty loss," or as a result of changes in any state or federal law, or an act of a federal agency, or by reason of any action instituted in any court, or


                                     A-3(3)
the Lease Agreement shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed on the Lessee or the Issuer.

      Redemption from Moneys Remaining in the Project Funds. At the option of and upon written instructions from the Lessee, with the written consent of the Letter of Credit Provider, the Series 1998C Bonds are subject to redemption in part by the Issuer, at the principal amount thereof, without premium, from any Available Moneys remaining in the Project Funds upon completion of the Project. The date for such redemption shall be the next succeeding date upon which any Series 1998C Bonds may be redeemed and for which the required redemption notice may be given following completion of the Project and payment of the Project Costs.

      Mandatory Sinking Fund Redemption. The Series 1998C Bonds will be subject to mandatory redemption and payment prior to their stated maturity on September 1 of each year, at 100% of the principal amount thereof, plus accrued interest to the redemption date, without premium, in accordance with the Indenture.

      Selection of Series 1998C Bonds to be Redeemed. Series 1998C Bonds shall be redeemed in the principal amount of $5,000 or any integral multiple of $5,000 in excess thereof; provided no partial redemption shall result in any Series 1998B Bond remaining Outstanding in a principal amount less than $100,000. Series 1998C Bonds shall be redeemed(by such method as the Trustee shall deem equitable, provided that for this purpose Series 1998C Bonds of a denomination larger than the minimum authorized denomination or integral multiples thereof shall be treated on the same basis as if they were the appropriate number of Series 1998C Bonds of such minimum authorized denomination. The portions of the principal of outstanding Series 1998C Bonds so selected for partial redemption shall be equal to such minimum authorized denomination or integral multiples thereof. Any Series 1998C Bond which is to be redeemed only in part shall be submitted to the Paying Agent and delivered to the Trustee who shall authenticate and deliver to the Owner of such Series 1998C Bond, without service charge, a new Series 1998C Bond or Series 1998C Bonds, of any authorized denomination as requested by such Owner in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Series 1998C Bonds so surrendered. If the Owner of any such Series 1998C Bond of a denomination greater than the minimum authorized denomination for such Series 1998C Bond fails to present such Series 1998C Bond to the Paying Agent for payment and exchange as aforesaid, such Series 1998C Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount of such Series 1998C Bond called for redemption (and to that extent only).

      Notice of Redemption. Whenever the Trustee shall call any of the Series 1998C Bonds for redemption the Trustee shall give written notice in the name of the Issuer of its intention to redeem and pay such Series 1998C Bonds by first class mail, postage prepaid, mailed not more than 45 nor less than 30 days prior to the redemption date, to each Owner of Series 1998C Bonds to be redeemed at such Owner's address appearing on the Bond Register. From and after such redemption date, interest on such Series 1998C Bond shall cease to accrue and such Series 1998C Bond shall no longer be outstanding and shall


                                     A-3(4)
have no further rights under the Indenture except to receive the principal amount thereof, plus accrued interest to such date, regardless of whether such Series 1998C Bond is presented to the Trustee on such date. Neither the failure of the Owner of any Series 1998C Bond to be so redeemed to receive written notice mailed as herein provided nor any defect in any such notice shall affect or invalidate the redemption of said Series 1998C Bond.

                               OTHER PROVISIONS

      THE SERIES 1998C BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM REVENUES AND FUNDS PLEDGED THEREFOR UNDER THE INDENTURE. NO HOLDER OF THIS SERIES 1998C BOND SHALL EVER HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE ISSUER OR THE STATE OF KANSAS (THE "STATE") OR ANY POLITICAL SUBDIVISION THEREOF TO PAY THE PRINCIPAL OF THIS SERIES 1998C BOND OR THE INTEREST HEREON OR ANY OTHER COST INCIDENT HERETO, OR TO ENFORCE PAYMENT HEREOF AGAINST ANY PROPERTY OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF. THE SERIES 1998C BONDS ARE NOT A GENERAL OBLIGATION OF THE ISSUER, ARE NOT PAYABLE IN ANY MANNER FROM TAXATION AND DO NOT CONSTITUTE A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER. THE ISSUANCE OF THE SERIES 1998C BONDS WILL NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE THE ISSUER TO LEVY ANY FORM OF TAXATION THEREFOR OR TO MAKE ANY APPROPRIATION FOR THEIR PAYMENT. THE ISSUER WILL NOT IN ANY EVENT BE LIABLE FOR THE PAYMENT OF THE PRINCIPAL OR PURCHASE PRICE OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 1998C BONDS OR FOR THE PERFORMANCE OF ANY PLEDGE, OBLIGATION OR AGREEMENT OF ANY KIND WHATSOEVER WHICH MAY BE UNDERTAKEN BY THE ISSUER, EXCEPT OUT OF THE PAYMENTS DERIVED BY THE ISSUER UNDER THE LEASE AGREEMENT AND THE INDENTURE. NO BREACH BY THE ISSUER OF ANY SUCH PLEDGE, OBLIGATION OR AGREEMENT MAY IMPOSE ANY LIABILITY, PECUNIARY OR OTHERWISE, UPON THE ISSUER OR ANY CHARGE UPON ITS GENERAL CREDIT OR AGAINST ITS TAXING POWER.

      NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM OR INTEREST ON THIS SERIES 1998C BOND AGAINST ANY PAST, PRESENT OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE ISSUER, OR OF ANY SUCCESSOR TO THE ISSUER, AS SUCH, EITHER DIRECTLY OR THROUGH THE ISSUER OR ANY SUCCESSOR TO THE ISSUER, UNDER ANY RULE OF LAW OR EQUITY, STATUTE OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS, AS SUCH, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF, AND CONSIDERATION FOR, THE EXECUTION AND ISSUANCE OF THIS SERIES 1998C BOND.

      The Owner of this Series 1998C Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any


                                     A-3(5)

Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Series 1998C Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Series 1998C Bond or the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.

      THIS SERIES 1998C BOND is transferable, as provided in the Indenture, only upon the registration books of the Issuer kept for that purpose at the above-mentioned office of the Trustee as "Bond Registrar" by the registered Owner hereof in person or by such Owner's duly authorized attorney or representative, upon surrender of this Series 1998C Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such Owner's duly authorized attorney, and thereupon a new Series 1998C Bond or Series 1998C Bonds, in the same aggregate principal amount, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed. The Issuer, the Bond Registrar, the Paying Agent, the Lessee, the Letter of Credit Provider and the Trustee may deem and treat the person in whose name this Series 1998C Bond is registered on the Bond Register as the absolute Owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

      THE SERIES 1998C BONDS are issuable only as fully registered bonds without coupons in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof, except that Series 1998C Bonds may be issued in denominations of $5,000 as a result of any mandatory sinking fund redemption . The Owner of any Series 1998C Bonds may surrender the same at the above-mentioned office of the Trustee in exchange for an equal aggregate principal amount of Series 1998C
Bonds of any of the authorized denominations, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, the Owner of any Series 1998C Bond or Series 1998C Bonds may surrender the same (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered Owner or such registered Owner's duly authorized attorney or representative) in exchange for an equal aggregate principal amount of Series 1998C Bonds of any other authorized denominations.

      THE INDENTURE may be modified, amended or supplemented only to the extent and in the circumstances permitted by, and subject to the terms and conditions of, the Indenture.

      THIS SERIES 1998C BOND shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon has been executed by the Trustee.

      IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the


                                     A-3(6)
issuance of this Series 1998C Bond do exist, have happened and have been performed in due time, form and manner as required by law.

      IN WITNESS WHEREOF, the City of Lenexa, Kansas has caused this Series 1998C Bond to be executed with the facsimile or manual signature of its Mayor and attested by facsimile or manual signature of its City Clerk, and has caused this Series 1998C Bond to be dated as of the Dated Date shown above.

                               CITY OF LENEXA, KANSAS

Attest:
                                By__________________________________
                                    Mayor
By____________________________
      City Clerk



                    CERTIFICATE OF AUTHENTICATION

      This Series 1998C Bond is one of the Series 1998C Bonds described in the within mentioned Indenture.

Date of Authentication: ________________

                      INTRUST Bank, N.A., as Bond Registrar



                                   By_____________________________
                                   Authorized Signature



                                     A-3(7)

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
            Print or Type Name, Address and Social Security Number
             or other Taxpayer Identification Number of Transferee

the within Series 1998C Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the within Series 1998C Bond on the books kept by the Trustee for the registration and transfer of Series 1998C Bonds, with full power of substitution in the premises.

Dated _______________               ____________________________________
                                    NOTICE:  The  signature to this  assignment
                                    must   correspond   with  the  name  as  it
                                    appears   upon  the  face  of  the   within
                                    Series 1998C Bond in every particular.

                                    Signature Guaranteed By:



[Seal of Bank]                      ____________________________________
                                    (Name of  Eligible  Guarantor  Institution,
                                     as defined by SEC Rule 17Ad-15
                                     (17 CFR 240.17Ad-15))



                                    By_________________________
                                    Title_____________________



                                     A-3(8)

                                 LEGAL OPINION

      The following is a true and correct copy of the approving legal opinion of Logan Riley Carson & Kaup, L.C., Bond Counsel, which was dated and issued as of the date of original issuance and delivery of such Series 1998C Bonds:







                                     A-3(9)

                                    EXHIBIT B

                       NOTICE OF INTEREST RATE ADJUSTMENT

                              NOTICE TO BONDOWNERS

             (For use upon a conversion from any Interest Rate Mode
                      into or while the Series 1998A Bonds
         remain in a Semiannual Mode, Annual Mode or any Multiyear Mode)

      This notice is being sent pursuant to the provisions of the Trust Indenture dated as of September 1, 1998 (the "Indenture"), between the City of Lenexa, Kansas (the "Issuer") and INTRUST Bank, N.A., as Trustee (the "Trustee"). Capitalized terms used in this notice shall have the same meanings as in the Series 1998A Bond, unless otherwise defined. You are hereby notified as follows:

      1. The interest rate on the Issuer's Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A (the ASeries 1998A Bonds@) will be adjusted on _______________ (the "Adjustment Date"). You may demand that your Series 1998A Bond be purchased in full on the Adjustment Date, at a price of 100% of the principal amount thereof.

      2. In order to demand that all or any portion of your Series 1998A Bond (which portion shall be $5,000 or an integral multiple thereof) be purchased, you must deliver to INTRUST Bank, N.A., at its principal corporate trust office at INTRUST Bank, N.A., Wichita, Kansas, on or prior to the 12th calendar day preceding such date (i) the following portion of this notice entitled "Bondowner Election Notice" and (ii) your Series 1998A Bond, duly endorsed in blank for transfer (with all signatures guaranteed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States of America).

      3. The Remarketing Agent has notified the Trustee that the Series 1998A Bonds would bear interest at a rate of _____%, if the date hereof were a Determination Date as provided in the Indenture.

      4. On the Adjustment Date, the interest on your Series 1998A Bond will be established at a new Interest Rate, which may be less than, equal to or greater than the rate set forth in paragraph 3. The interest on your Series 1998A Bond will be payable at such newly established Interest Rate for the interest Calculation Period commencing on the Adjustment Date.

                                    INTRUST BANK, N.A.



                                    By
                                    Title

                           BONDOWNER ELECTION NOTICE

             (For use upon a conversion from any Interest Rate Mode
                      into or while the Series 1998A Bonds
         remain in a Semiannual Mode, Annual Mode or any Multiyear Mode)


INTRUST Bank, N.A.
105 N. Main Street
Wichita, Kansas  67202
as Tender Agent, under the Trust Indenture, dated as September 1, 1998 (the "Indenture")

Attention:  Corporate Trust Department

      Re: City of Lenexa, Kansas, Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A

Ladies and Gentlemen:

      This Bondowner Election Notice is being delivered to you pursuant to the provisions of the Trust Indenture, dated as of September 1, 1998 (the "Indenture"), between the City of Lenexa, Kansas and INTRUST Bank, N.A., as Trustee. Capitalized terms used in this notice shall have the same meaning as in the Series 1998A Bond.

      The undersigned hereby irrevocably request(s) that the following Series 1998A Bond(s) or portion(s) thereof (which must be in a principal amount of $5,000 or any integral multiple thereof), which is one (or more) Series 1998A Bonds of the issue referred to above, be purchased on the Purchase Date pursuant to Section 306 of the Indenture:

1.

                                                    Portion of
     Serial Number         Principal Amount      Principal Amount
   of Series 1998A         of Series 1998A       to be Purchased
         Bond                   Bond

   _______________          $______________        $________________

   _______________          $______________        $________________


2. Purchase Date on which Series 1998A Bond(s) shall be purchased (which date must be the first day of a Calculation Period occurring at least 12 days following the date of delivery of this notice to the Tender Agent):
      ---------------

3. Name(s) of registered owner(s): _______________

4. Name to the order of which payment for such Series 1998A Bond(s) or portion(s) thereof is to be made (if payment is to be made other than to the order of the registered owner(s) of such Series 1998A Bond(s), the Substitute Form W-9 set forth below must be completed and signed by such payee and failure to do so may result in backup withholding as required by law or regulation):

      -------------------------

5. Address to which payment is to be mailed: _______________

6. Such Series 1998A Bond(s) is (are) attached hereto, duly endorsed in blank for transfer, with all signature(s) guaranteed by an Eligible Guarantor Institution.

      IN  WITNESS  WHEREOF,  the  undersigned  registered  owner(s)  or the duly
appointed   attorney(s)-in-fact  thereof  has  (have)  executed  this  Bondowner
Election Notice as of the date set forth below.

Dated: _______________               Name(s):_________________________
                                                     (Please print)


                                     Signature(s):______________________



                       PAYER'S NAME: INTRUST Bank, N.A.


                  [Substitute Form W-9 to be Set Forth Here]

                                   EXHIBIT C

                           BONDOWNER ELECTION NOTICE

        (For Use for Series 1998A Bonds in the Weekly or Monthly Mode)


INTRUST Bank, N.A.
Corporate Trust Department
105 N. Main Street
Wichita, Kansas 67202
  as Tender Agent, under the Trust Indenture, dated as September 1, 1998 (the "Indenture")
Fax No. (316) 383-5848


      Re: City of Lenexa, Kansas, Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A

Ladies and Gentlemen:

      This Bondowner Election Notice is being delivered to you pursuant to the provisions of the Trust Indenture dated as of September 1, 1998 (the "Indenture"), between the City of Lenexa, Kansas and INTRUST Bank, N.A., as Trustee. Capitalized terms used in this notice shall have the same meaning as in your Series 1998A Bond.

      The undersigned hereby irrevocably request(s) that the following Series 1998A Bonds(s) or portions(s) thereof (which must be in a principal amount of $100,000 or any multiple of $5,000 in excess thereof), which is one (or more) Series 1998A Bonds of the issue referred to above, be purchased on the Purchase Date specified below pursuant to Section 306 of the Indenture:

1.

                             Portion of
     Serial Number         Principal Amount      Principal Amount
   of Series 1998A         of Series 1998A       to be Purchased
         Bond                   Bond

   _______________          $______________        $________________

   _______________          $______________        $________________


2. The Purchase Date (which date must be a Business Day at least seven days following the date of receipt of this notice by the Tender Agent):
                         .

3.    Name(s) of registered owner(s):__________________


4. Name to the order of which payment for such Series 1998A Bond(s) or potion(s) thereof is to be made (if payment is to be made other than to the order of the registered owner(s) of such Series 1998A Bond(s), the Substitute Form W-9 set forth below must be completed and signed by such payee and failure to do so may result in backup withholding as required by law or regulation):

      ___________________________


5.    Address to which payment is to be mailed:


6. If payment for the Series 1998A Bond(s) to be purchased is to be made by wire transfer (rather than by check), the bank, its ABA number and account number to which payment is to be made:

      Bank:______________________________
      Address:  _________________________
      ABA Number:________________________
      Account Number:____________________

7. The undersigned hereby agree(s) that such Series 1998A Bond(s), duly endorsed in blank for transfer with all signature(s) guaranteed by an Eligible Guarantor Institution, together with, if the Purchase Date specified above is prior to an Interest Payment Date and after the related Record Date, a due-bill in form satisfactory to the Trustee for interest due on such Series 1998A Bond(s) on such Interest Payment Date, will be delivered to the Tender Agent at its office set forth above at or prior to 11:00 a.m., Kansas City, Missouri time, on the Purchase Date.

8. The undersigned hereby agrees that if the undersigned fail(s) to deliver such Series 1998A Bond(s) in accordance with item 7 above, such Series 1998A Bond(s) or portion(s) thereof shall nevertheless be deemed purchased on the Purchase Date specified above and shall thereafter be Undelivered Bond(s) within the meaning of the Indenture and the undersigned shall in such event not be entitled to receive any further interest thereon and shall have no further interest thereon and shall have no further rights under the Indenture except to payment of the purchase price held for such Series 1998A Bond(s).

      IN  WITNESS  WHEREOF,  the  undersigned  registered  owner(s)  or the duly
appointed   attorney(s)-in-fact  thereof  has  (have)  executed  this  Bondowner
Election Notice as of the date set forth below.

Dated:__________         Name(s):_____________________



                               Signature(s):_____________________________




                       PAYER'S NAME: INTRUST Bank, N.A.

                                 EXHIBIT D

                    NOTICE OF INTEREST RATE MODE CONVERSION

                             NOTICE TO BONDOWNERS


      This notice is being sent pursuant to the provisions of the Trust Indenture dated as of September 1, 1998 (the "Indenture"), between the City of Lenexa, Kansas (the "Issuer"), and INTRUST Bank, N.A., as Trustee. Capitalized terms used in this notice shall have the same meanings as in the Indenture.

      You are hereby notified as follows:

      1. An option has been exercised to convert the Interest Rate Mode applicable to the Issuer's Taxable Industrial Revenue Bonds (LabOne, Inc.
Project)    Series   1998A   (the    "Series    1998A    Bonds"),    from   a(n)
[Weekly/Monthly/Semiannual/Annual/        -Year]        Mode       to       a(n)
[Weekly/Monthly/Semiannual/Annual/ -Year] Mode on (the "Interest Rate Mode Conversion Date"). Unless you deliver a Bondowner Direction Not to Purchase as described below, your Series 1998A Bond will be purchased on the Purchase Date at a price of 100% of the principal amount thereof.

      2. If your Series 1998A Bond or any portion thereof is so purchased, payment therefor will be made on or after the Purchase Date thereof upon presentation and surrender of such Series 1998A Bond at the principal corporate trust office of the Trustee at INTRUST Bank, N.A., 105 N. Main Street, Corporate Trust Department, Wichita, Kansas 67202, duly endorsed in blank for transfer (with all signatures guaranteed by an Eligible Guarantor Institution).

      3. In addition, you are further notified that:

           (A) Interest will no longer accrue to you on your Series 1998A Bond on and after the Purchase Date thereof unless the Trustee has received directions from you not to so purchase your Series 1998A Bond as herein provided, and, other than the right to receive payment of the purchase price for your Series 1998A Bond, you shall then cease to have further rights under the Indenture;

           (B) You have the right to direct the Trustee not to purchase all or any portion of your Series 1998A Bond, which portion shall be $ (the minimum authorized denomination for the new Interest Rate Mode) or any multiple of $5,000 in excess thereof, if you deliver the following portion of this Notice entitled "Bondowner Direction Not to Purchase" to the Trustee at its address above on or before [the date occurring 12 days prior to the Interest Date Mode Conversion Date]; and

           (C) If you properly file a Bondowner Direction Not to Purchase, the following will occur:

                (i) After the Interest Rate Mode Conversion Date, the interest rate on the portion of your Series 1998A Bond not purchased will be determined in accordance with the [Weekly/Monthly/Semiannual/Annual/ -Year] Mode, with interest being paid on [the first Business Day of each month] [ 1 and 1 of each year];

                (ii) The interest on the portion of your Series 1998A Bond not purchased will be established at the Interest Rate for the [Weekly/Monthly/Semiannual/Annual/ -Year] Mode on the Interest Rate Mode Conversion Date, which new Interest Rate will be determined by the Remarketing Agent and will be not less than % nor more than %;

                (iii)The Trustee will inform you of the Interest Rate on the portion of your Series 1998A Bond not purchased, on or soon after the Interest Rate Mode Conversion Date; and

                (iv) After the Interest Rate Mode Conversion Date, [you may require the portion of your Series 1998A Bond not previously purchased to be purchased pursuant to Section 306 of the Indenture on a Purchase Date specified by you as further described in the Indenture and the applicable Bondowner Election Notice.] [your Series 1998A Bond will no longer be subject to purchase pursuant to the Indenture.]

           (D) The current rating on the Series 1998A Bonds provided by Standard & Poor's Ratings Services may be reduced or withdrawn due to the Interest Rate Mode Conversion.

Date:___________________

                                    INTRUST BANK, N.A.,
                                    as Trustee


                                    By
                                    Title

                      BONDOWNER DIRECTION NOT TO PURCHASE



      Re: City of Lenexa, Kansas, Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A



INTRUST Bank, N.A.
105 N. Main Street
Wichita, Kansas  67202
  as Trustee, under the Trust Indenture,
  dated as September 1, 1998 (the "Indenture")

Attention:  Corporate Trust Department



Ladies and Gentlemen:

      Pursuant to the provisions of the Indenture and in response to your Notice of Interest Rate Mode Conversion dated , the undersigned hereby irrevocably request(s) that the Series 1998A Bond described below not be purchased:

      1. The Series 1998A Bond is one of the Series 1998A Bonds, numbered , the principal amount of which is $ . The portion of the Series 1998A Bond not to be purchased is $ (being a principal amount which is $ or any multiple of $5,000 in excess thereof).

      2. The name(s) of the  registered  owner(s) is (are) ; such person(s) was
(were) the registered owner(s) of such Series 1998A Bond on the date that the Notice of Interest Rate Mode Conversion was given.

      3. The address of the registered owner(s) referred to above is:

          __________________________
          __________________________
          __________________________

      4. I am aware the current rating on the Series 1998A Bonds provided by Standard & Poor's Ratings Services may be reduced or withdrawn due to the Interest Rate Mode Conversion.

      5. This direction is irrevocable and binding on any subsequent Owner of such Series 1998A Bond.

      IN WITNESS WHEREOF, the undersigned owner(s) or his (her/its/their) duly authorized attorney(s) in fact has (have) executed this Bondowner Direction Not to Purchase as of the date set forth below.

Dated:_________               Name(s):___________________________________
                                                (Please print)


                               Signature(s):_____________________________



Signature(s) Guaranteed:



(Name of Eligible Guarantor Institution, as defined by SEC Rule 17Ad-15
(17 CFR 240.17Ad-15))

                                   EXHIBIT E

                     NOTICE OF SUBSTITUTE LETTER OF CREDIT

                             NOTICE TO BONDOWNERS


      This notice is being sent pursuant to the provisions of the Trust Indenture, dated as of September 1, 1998 (the "Indenture"), between the City of Lenexa, Kansas (the "Issuer"), and INTRUST Bank, N.A., as Trustee. Capitalized terms used in this notice shall have the same meanings as in the Indenture.

      You are hereby notified as follows:

      1.   A    Substitute     Letter    of    Credit     consisting    of    a
                               issued     by     and     relating     to    the
Issuer's Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A (the "Series 1998A Bonds"), will become effective on (the "Substitute Letter of Credit Date"). Unless you deliver a Bondowner Direction Not to Purchase as described below, your Series 1998A Bond will be purchased on the Substitute Letter of Credit Date at a price of 100% of the principal amount thereof plus accrued interest. A copy of the proposed form of [Substitute Letter of Credit] and certain financial information relating to the issuer thereof are on file at the office of the Trustee and are available for inspection at your request, or a copy will be forwarded to you upon your written request.

      2. If your Series 1998A Bond or any portion thereof is so purchased, payment therefor will be made on or after the purchase date thereof upon presentation and surrender of such Series 1998A Bond at the principal corporate trust office of the Trustee at INTRUST Bank, N.A., 105 N. Main Street, Corporate Trust Department, Wichita, Kansas 67202, duly endorsed in blank for transfer (with all signatures guaranteed by an Eligible Guarantor Institution).

      3. In addition, you are further notified that:

           (A) Interest will no longer accrue to you on your Series 1998A Bond on and after the purchase date thereof unless the Trustee has received directions from you not to so purchase your Series 1998A Bond as herein provided, and, other than the right to receive payment of the purchase price for your Series 1998A Bond, you shall then cease to have further rights under the Indenture; and

           (B) You have the right to direct the Trustee not to purchase all or any portion of your Series 1998A Bond, which portion shall be $ (the minimum authorized denomination for the Interest Rate Mode to be in effect on the Substitute Letter of Credit Date) or any multiple of $5,000 in excess thereof, if you deliver the following portion of this Notice entitled "Bondowner Direction Not to Purchase" to the Trustee at its address above on or before _______________ [the date occurring 12 days prior to the Substitute Letter of Credit Date].

           (C) The current rating on the Series 1998A Bonds provided by Standard & Poor's Ratings Services may be reduced or withdrawn due to the substitution of the Letter of Credit.

Dated:_______________

                                    INTRUST BANK, N.A.,
                                    as Trustee




                                     By_______________________________
                                     Title

                     Notice of Substitute Letter of Credit
                             Notice to Bondowners

                      BONDOWNER DIRECTION NOT TO PURCHASE


      Re: City of Lenexa, Kansas, Taxable Industrial Revenue Bonds (LabOne, Inc. Project) Series 1998A



INTRUST Bank, N.A.
105 N. Main Street
Wichita, Kansas  67202
as Trustee, under the Trust Indenture
  dated as September 1, 1998 (the "Indenture")

Attention:  Corporate Trust Department



Ladies and Gentlemen:

      Pursuant to the provisions of the Indenture and in response to your Notice of Substitute Letter of Credit dated , the undersigned hereby irrevocably request(s) that the Series 1998A Bond described below not be purchased:

      1. The Series 1998A Bond is one of the Series 1998A Bonds, numbered , the principal amount of which is $ . The portion of the Series 1998A Bond not to be purchased is $ (being a principal amount which is $ or any multiple of $5,000 in excess thereof).

     2. The name(s) of the  registered  owner(s) is (are) ; such  person(s)  was
(were) the registered owner(s) of such Series 1998A Bond on the date that the Notice of Substitute Letter of Credit was given.

      3. The address of the registered owner(s) referred to above is:

      4. I am aware the current rating on the Series 1998A Bonds provided by Standard & Poor's Ratings Services may be reduced or withdrawn due to the substitution of the Letter of Credit.

      IN WITNESS WHEREOF, the undersigned owner(s) or his (her/its/their) duly authorized attorney(s) in fact has (have) executed this Bondowner Direction Not to Purchase as of the date set forth below.

Dated:___________              Name(s):_____________________________

                                               (Please print)


                               Signature(s):________________________


Signature(s) Guaranteed:



(Name of Eligible Guarantor Institution, as defined by SEC Rule 17Ad-15
(17 CFR 240.17Ad-15))

                                EXHIBIT F


Request No.________________                               Date:____________

                     WRITTEN REQUEST FOR DISBURSEMENT FORM

                            CITY OF LENEXA, KANSAS
                                ---------------

                                 LABONE, INC.
                                 PROJECT FUNDS



To:   INTRUST BANK, N.A.
      Attention:  Corporate Trust Department

      as Trustee under the Trust Indenture, dated as of September 1, 1998, between the City of Lenexa, Kansas (the AIndenture@), and said Trustee

      Pursuant to Section 3.4 of the Lease Agreement, dated as of September 1, 1998 (the "Lease Agreement"), between the Issuer and LabOne, Inc. (the "Lessee"), and Section 403 of the Indenture, the Lessee hereby requests payment from (check applicable fund) the [____] LabOne, Inc. Series 1998A and Series 1998B Project Fund/the [____] LabOne, Inc. Series 1998C Project Fund in accordance with this request and said Section 3.4 and hereby states and certifies as follows:

      1. The date and number of this request are as set forth above.

      2. All terms in this request shall have and are used with the meanings specified in the Lease Agreement.

      3. The names of the persons, firms or corporations to whom the payments requested hereby are due, the amounts to be paid and the general classification and description of the (check applicable Project) [____] Series 1998A and 1998B Project Costs/[____] Series 1998C Project Costs for which each obligation requested to be paid hereby was incurred are as set forth on Attachment I hereto.

      4. Such (check applicable Project) [____] Series 1998A and 1998B Project Costs/[____] Series 1998C Project Costs have been made or incurred by the Lessee and have been paid by the Lessee, if payment to the Lessee is requested, or, if payment to the Lessee is not requested, are presently due to the persons to whom payment is requested, are valid (check applicable Project) [____] Series 1998A and 1998B Project Costs[____] Series 1998C Project Costs under the Lease Agreement and proper charges against the (check applicable fund) [____] LabOne, Inc. Series 1998A and Series 1998B Project Fund[____] LabOne, Inc. Series 1998C Project Fund and no part thereof was included in any other request previously filed with the Trustee under the provisions thereof.

      5. Except for Project Costs for which payment is requested hereby and except as set forth below, there are no outstanding statements which are now due and payable for labor, wages, materials, supplies or services in connection with the acquisition, construction and equipping of the Project which, if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or other similar lien upon the Project or any part thereof. Set forth below is a description of (1) all disputed statements and the reasons for such disputes, and (2) all statements in process but not yet presented to the Trustee for payment.

      6. With regard to any machinery and equipment with respect to which any payment is requested hereby a reasonably complete description of all such items and the purchase price and installation cost thereof are set forth on Attachment II hereto.

      7. Except with respect to down payments, all machinery, equipment, furnishings and other personal property described on Attachment II hereto is in place or has been delivered and will be installed.

      8. Invoices, statements, vouchers or bills for the amounts requested are attached hereto.

                                    LABONE, INC.



      By________________________
        Authorized Lessee Representative




      The Letter of Credit Provider hereby approves the above Written Request.

                                    COMMERCE BANK, N.A.


                                    By____________________________________
                                      Authorized  Letter of Credit Provider
                                      Representative

                                 ATTACHMENT I
                   TO WRITTEN REQUEST FOR DISBURSEMENT FORM

                            CITY OF LENEXA, KANSAS
                                ---------------

                                 LABONE, INC.
                                 PROJECT FUNDS

      REQUEST NO.            DATED                     , 19    .
                  ----------       --------------- ----    ----



                           -------------------------

                        SCHEDULE OF PAYMENTS REQUESTED


                                            General classification
                                                     and
                                              description of the
                                                Project Costs
                                                for which the
                                                  obligation
Payee (1)                    Amount            to be paid was
                                                 incurred(2)








(1) May be the Lessee if it has previously made such payment. May be the Trustee for deposit in the Bond Funds if the Project Cost is interest on the Bonds accruing prior to the Completion Date.

(2) For each obligation this should include the lower case letter category of Series 1998A and 1998B Project Costs or Series 1998C Project Costs (see the definitions of such terms in Section 101 of the Indenture) which describes the related Series 1998A and 1998B Project Costs or Series 1998C Project Cost and a brief description of the nature of such Series 1998A and 1998B Project Costs or Series 1998C Project Cost (for example, land, construction, machinery and equipment, Bond printing, etc.).

                                 ATTACHMENT II
                   TO WRITTEN REQUEST FOR DISBURSEMENT FORM

                            CITY OF LENEXA, KANSAS
                                ---------------

                                 LABONE, INC.
                                 PROJECT FUNDS

      REQUEST NO.            DATED                        , 19    .
                  ----------       ------------------ ----    ----



                           -------------------------


               PERSONAL PROPERTY FOR WHICH PAYMENT IS REQUESTED



  Reasonably complete description
  of all such items of machinery,            Purchase price
      equipment, furnishings and            and installation
     other personal property                  cost thereof